          As filed with the Securities and Exchange Commission on April 29, 2004


                                                      Registration No. 333-85284

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 3

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 5

      THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A
                           (Exact name of Registrant)

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                   Depositor's Telephone Number: 617-854-4300

                James D. Gallagher, Secretary and General Counsel
                The Manufacturers Life Insurance Company (U.S.A.)
                                73 Tremont Street
                                Boston, MA 02108
                     (Name and Address of Agent for Service)

                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Franklin Square
                                 Suite 300 West
                               1300 I Street, N.W.
                           Washington, D.C. 20005-3306

It is proposed that this filing will become effective (check the appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)
[X]      on (May 1, 2004) pursuant to paragraph (b)
[ ]      60 days after filing pursuant to paragraph (a)(1)
[ ]      on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

         [ ]      This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS





                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT A


                             VENTURE VUL ACCUMULATOR
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture VUL Accumulator, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA," "we" or "us").

The Policy is designed to provide lifetime insurance protection together with flexibility as to:

         -        the timing and amount of premium payments,

         -        the investments underlying the Policy Value, and

         -        the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.


Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account A (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio"). The Portfolio prospectuses, and the corresponding Statements of Additional Information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.


THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE POLICY.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.


PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2004



Accumulator II 5/2004

TABLE OF CONTENTS


RISKS/BENEFITS SUMMARY...................................
FEE TABLE................................................
POLICY SUMMARY...........................................
  General................................................
  Death Benefits.........................................
  Optional Term Rider....................................
  Cash Value Enhancement Riders..........................
  Return of Premium Rider................................
  Premiums...............................................
  Policy Value...........................................
  Policy Loans...........................................
  Surrender and Partial Withdrawals......................
  Lapse and Reinstatement................................
  Charges and Deductions.................................
  Investment Options and Investment Advisers.............
  Investment Management Fees and Expenses................
  Table of Investment Options and Investment Subadvisers.
GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE
SEPARATE ACCOUNT AND THE PORTFOLIOS......................
  Manulife USA...........................................
  Ratings................................................
  The Separate Account...................................
   THE PORTFOLIOS........................................
ISSUING A POLICY.........................................
  Requirements...........................................
  Temporary Insurance Agreement..........................
  Right to Examine the Policy............................
  Life Insurance Qualification...........................
DEATH BENEFITS...........................................
  Death Benefit Options..................................
  Changing the Death Benefit Option......................
  Changing the Face Amount...............................
PREMIUM PAYMENTS.........................................
  Initial Premiums.......................................
  Subsequent Premiums....................................
  Maximum Premium Limitation.............................
  Premium Allocation.....................................
CHARGES AND DEDUCTIONS...................................
  Premium  Charge........................................
  Surrender Charges......................................
  Monthly Deductions.....................................
  Charges for Transfers..................................
  Investment Management Fees and Expenses................
  Reduction in Charges...................................
SPECIAL PROVISIONS FOR EXCHANGES.........................
COMPANY TAX CONSIDERATIONS...............................
POLICY VALUE.............................................
  Determination of the Policy Value......................
  Units and Unit Values..................................
  Transfers of Policy Value..............................
POLICY LOANS.............................................
  Effect of Policy Loans.................................
  Interest Charged on Policy Loans.......................
  Loan Account...........................................
POLICY SURRENDER AND PARTIAL WITHDRAWALS.................
  Policy Surrender.......................................
  Partial Withdrawals....................................
LAPSE AND REINSTATEMENT..................................
  Lapse..................................................
  No-Lapse Guarantee.....................................
  Reinstatement..........................................
THE GENERAL ACCOUNT......................................
  Fixed Account..........................................
OTHER PROVISIONS OF THE POLICY...........................
  Cash Value Enhancement Riders..........................
  Return of Premium Rider Death Benefit..................
  Policyowner Rights.....................................
  Beneficiary............................................
  Validity...............................................
  Misstatement of Age or Sex.............................
  Suicide Exclusion......................................
  Supplementary Benefits.................................
TAX TREATMENT OF THE POLICY..............................
  Life Insurance Qualification...........................
  Alternate Minimum Tax..................................
  Income Tax Reporting...................................
OTHER INFORMATION........................................
  Payment of Proceeds....................................
  Reports to Policyowners................................
  Distribution of the Policies...........................
  Responsibilities of MFC................................
  Voting Rights..........................................
  Substitution of Portfolio Shares.......................
  Records and Accounts...................................
  State Regulations......................................
  Litigation.............................................
  Further Information....................................
  Optional Term Rider....................................
  Illustrations..........................................
  Financial Statements...................................
APPENDIX A: DEFINITIONS..................................
APPENDIX B:  ILLUSTRATIONS...............................

This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, or the Portfolio Statements of Additional Information. We have not authorized anyone to provide you with information that is different.


THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.


RISKS/BENEFITS SUMMARY


BENEFITS

Some of the benefits of purchasing the Policy are described below.

DEATH BENEFIT PROTECTION. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals."

TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.


INVESTMENT OPTIONS. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.



FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.





RISKS

Some of the risks of purchasing the Policy are described below.


FLUCTUATING INVESTMENT PERFORMANCE. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Portfolio prospectuses. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.


UNSUITABLE FOR SHORT-TERM INVESTMENT. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the Policy is covered by the No-Lapse Guarantee. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.

DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

ADVERSE CONSEQUENCES OF EARLY SURRENDER. There are surrender charges assessed if you surrender your Policy in the first 10-15 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.

ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLE

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.


                                                      TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------
                               WHEN CHARGE IS
         CHARGE                  DEDUCTED                                  AMOUNT DEDUCTED
-------------------------      -----------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE           Upon receipt     7.5% of each premium paid during the first 10 Policy Years*
Imposed on Premium             of premium
(Load)                                          8.5% of each premium paid during the first 10 Policy Years if the Cash
                                                Value Enhancement Rider is elected**

                                                3.25% of each premium paid during the first 10 Policy Years if the Cash
                                                Value Enhancement Plus Rider is elected***

MAXIMUM SURRENDER CHARGE       Upon             The maximum Surrender Charge per $1000 of Face Amount is $44.17****
(Load)                         withdrawal,
                               surrender or     A Surrender Charge is assessed during the first 15 years following the
                               Policy lapse     Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the Policy.

TRANSFER FEES                  Upon transfer    $25 (only applies to transfers in excess of 12 in a Policy Year)

DOLLAR COST AVERAGING          Upon Transfer    Guaranteed -    $  5.00
                                                Current -       $  0.00

ASSET ALLOCATION BALANCER      Upon Transfer    Guaranteed -    $ 15.00
                                                Current -       $  0.00



*        5% thereafter.



**       5.5% thereafter.



***      2.25% thereafter



****     If the Policy is issued with a Cash Value Enhancement Rider, the
Surrender Charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the Policy is issued with a Cash Value Enhancement Plus Rider, there is no Surrender Charge.



The next table described the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the portfolios of the Portfolios, the underlying variable investment options for your Policy.



                                       ANNUAL CHARGES OTHER THAN THOSE OF THE PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                 WHEN
                               CHARGE IS
          CHARGE               DEDUCTED                                     AMOUNT DEDUCTED****
------------------------       ---------     ----------------------------------------------------------------------------------
COST OF INSURANCE*             Monthly        Minimum and Maximum Charge            The possible range of the cost of insurance
                                                                                    is from $0.00 to $83.33 per $1,000 of the
                                                                                    net amount at risk.

                                             Charge for a Representative            $0.01 per $1,000 of the net amount at risk
                                             Policyowner (a 35 year old preferred
                                             non- smoking male)

ASSET BASED RISK CHARGE         Monthly      Guaranteed                             0.30% annually (0.03% monthly)
(Contracts with No Cash
Value Enhancement Rider)                     Current                                0%

ASSET BASED RISK CHARGE         Monthly      Guaranteed                             0.30% (.025% monthly)
(Contracts with Cash
Value Enhancement Rider)                     Current                                0%

                                       ANNUAL CHARGES OTHER THAN THOSE OF THE PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
                                 WHEN
                               CHARGE IS
          CHARGE               DEDUCTED                                      AMOUNT DEDUCTED****
------------------------       ---------     ---------------------------------------------------------------------------------------
ASSET BASED RISK CHARGE        Monthly       Guaranteed  First 15 Policy Years           1.30% annually (0.11% monthly)

(Contracts with Cash                         Guaranteed Policy Years 16 and After        0.55% annually (0.05% monthly)
Value Enhancement Plus                                                                   thereafter.
Rider)                                       Current  First 15 Policy Years              1% annually (0.08% monthly)

                                             Current Policy Years 16 and After           0.25% annually (0.02% monthly)

FACE AMOUNT CHARGE             Monthly       Maximum                                     $1.18 per $1000 of Face Amount

Death Benefit Option 1                       Minimum                                     $0.08 per $1000 of Face Amount

                                             Charge for a Representative                 $0.11 per $1,000 of Face Amount
                                             Policyowner (a 35 year old preferred
                                             on-smoking male)

FACE AMOUNT CHARGE             Monthly       Maximum                                     $0.83 per $1000 of Face Amount Charge

Death Benefit Option 2                       Minimum                                     $0.04 per $1000 of Face Amount

                                             Charge for a Representative                 $0.11 per $1,000 of Face Amount
                                             Policyowner (a 35 year old preferred
                                             non-smoking male)

ADMINISTRATIVE FEES             Monthly      $40 per Policy Month during the first 5 Policy Year.**

OPTIONAL TERM RIDER*            Monthly      Minimum and  Maximum Charge                 The possible range of the cost of insurance
                                                                                         is from $0.00 to $83.33 per $1,000 of the
                                                                                         net amount at risk.

                                             Charge for a Representative                 $0.08 per $1,000 of the net amount at risk
                                             Policyowner (a 35 year old preferred
                                             non-smoking male)

OPTIONAL RETURN OF             Monthly       Minimum and Maximum Charge                  The possible range of the cost of
PREMIUM DEATH BENEFIT                                                                    insurance is from $0.00 to $83.33 per
RIDER                                                                                    $1,000 of the net amount at risk.

                                             Charge for a Representative                 $0.012 per $1,000 of the net amount at
                                             Policyowner (a 35 year old preferred        risk
                                             non-smoking male)

LOAN INTEREST RATE (NET)       Annually      1.25%***



* The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.



**       $20 per Policy Month thereafter.



*** First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).



****     All figures are rounded to two decimal places.



The next table described the fees and expenses of the Portfolios of that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for the Portfolios.



                            ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS
                        (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------------------------------------
                    CHARGE                                                            MINIMUM        MAXIMUM
--------------------------------------------------------------------------------      -------        ---------
Expenses that are deducted from portfolio assets,
 including advisory fees, Rule 12b-1 fees and Other Expenses                           0.55%          2.86*%



*The minimum and maximum expenses do not reflect any expense reimbursements. If such reimbursements were reflected, the maximum expenses would be 1.55%. Expense reimbursements may be terminated at any time.


POLICY SUMMARY

GENERAL

We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider supersede the disclosure in this prospectus.

DEATH BENEFITS

There are two death benefit options. Under Option 1, the death benefit is the FACE AMOUNT OF THE POLICY at the date of death. Under Option 2, the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.

OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider") which provides an additional insurance amount which is level term life insurance. The benefit of the Term Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT THE LIFE INSURED'S ATTAINED AGE 100.

CASH VALUE ENHANCEMENT RIDERS

The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the Policy.

RETURN OF PREMIUM RIDER

The Policy may be issued with an optional Return of Premium rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). THE RETURN OF PREMIUM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR.

PREMIUMS

You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.

You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charge and outstanding monthly deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

         -        charges deducted from premiums paid,

         - monthly deductions for administration, asset-based risk, cost of insurance, and face amount charges,

         -        charges assessed on surrender or lapse, and

         - if applicable, a charge for any supplementary benefits added to the Policy.

The charges are summarized in the Table of Charges and Deductions. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, face amount, and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.


In addition, there are charges deducted from each Portfolio . These charges are summarized in the Table of Investment Management Fees and Expenses.


The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced upon the surrender or lapse of a Policy. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the "Table of Charges and Deductions."

INVESTMENT OPTIONS AND INVESTMENT ADVISERS


You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described under "Portfolios."



The Portfolios also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.


Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES


Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio are described in detail in the accompanying Portfolio prospectuses to which reference should be made.


TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS


The following subadvisers manage the Portfolios which are investment options for this contract.

Subadviser                                                    Portfolio
----------                                                    ---------
A I M Capital Management, Inc.                                All Cap Growth Trust
                                                              Aggressive Growth Trust
                                                              Mid Cap Core Trust

American Century Investment Management, Inc.                  Small Company Trust

Capital Guardian Trust Company                                Small Company Blend Trust
                                                              U.S. Large Cap Trust
                                                              Income & Value Trust
                                                              Diversified Bond Trust

Capital Research Management Company                           American Growth Trust
(Adviser to the American Fund Insurance Series)(D)            American International Trust
                                                              American Blue Chip Income and Growth Trust
                                                              American Growth-Income Trust

Davis Advisors                                                Financial Services Trust
                                                              Fundamental Value Trust

Deutsche Asset Management, Inc.                               Real Estate Securities Trust
                                                              Dynamic Growth Trust
                                                              All Cap Core Trust
                                                              Lifestyle Trusts(A)

Deutsche Asset Management Investment Services Ltd.            International Stock Trust

Fidelity Management & Research Company                        Strategic Opportunities Trust
                                                              Large Cap Growth Trust
                                                              Overseas Trust

Franklin Advisers, Inc.                                       Emerging Small Company Trust

John Hancock Advisers, LLC                                    Strategic Income Trust

Jennison Associates LLC                                       Capital Appreciation Trust

Legg Mason Funds Management, Inc.                             Core Equity Trust

Lord, Abbett & Co                                             Mid Cap Value Trust
                                                              All Cap Value Trust

Mercury Advisors(C)                                           Large Cap Value Trust

MFC Global Investment Management (U.S.A.) Limited(G)          Pacific RimTrust
                                                              Quantitative Mid Cap Trust
                                                              Quantitative All Cap Trust
                                                              Quantitative Value Trust
                                                              Emerging Growth Trust
                                                              Money Market Trust
                                                              Index Trusts
                                                              Lifestyle Trusts(A)

Massachusetts Financial Services Company                      Strategic Growth Trust
                                                              Strategic Value Trust
                                                              Utilities Trust

Munder Capital Management                                     Small Cap Opportunities Trust

Subadviser                                                    Portfolio
----------                                                    ---------
Pacific Investment Management Company                         Global Bond Trust
                                                              Total Return Trust
                                                              Real Return Bond Trust

                                                              All Asset Portfolio (a series of PIMCO
                                                              Variable Insurance Trust)

Pzena Investment Management, LLC                              Classic Value Trust

Salomon Brothers Asset Management Inc                         U.S. Government Securities Trust
                                                              Strategic Bond Trust
                                                              Special Value Trust
                                                              High Yield Trust

SSgA Funds Management, Inc.                                   International Equity Index Fund
                                                              (a series of John Hancock Variable
                                                              Insurance Trust I)

Sustainable Growth Advisers, L.P.                             U.S. Global Leaders Growth Trust

T. Rowe Price Associates, Inc                                 Science & Technology Trust
                                                              Small Company Value Trust
                                                              Health Sciences Trust
                                                              Blue Chip Growth Trust
                                                              Equity-Income Trust

Templeton Global Advisors Limited                             Global Trust

Templeton Investment Counsel, Inc.                            International Value Trust
                                                              International Small Cap Trust

UBS Global Asset Management                                   Global Allocation Trust

Wellington Management Company, LLP                            Growth & Income Trust
                                                              Investment Quality Bond Trust
                                                              Mid Cap Stock Trust
                                                              Natural Resources Trust

Van Kampen(B)                                                 Value Trust



(A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.



(B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen.



(C) Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."



(D) Each of the four portfolios invests exclusively in Class 2 shares of portfolios of the American Fund Insurance Series which is advised by Capital Research Management Company ("CRMC").






(E) MFC Global Investment Management (U.S.A.) Limited is an affiliate of Manufacturers Securities Services, LLC ("MSS") and the Trust.






GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE SEPARATE ACCOUNT AND THE PORTFOLIOS


MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent ratings agencies:


         A++ A.M. Best:


         Superior companies have a very strong ability to meet their obligations; 1st category of 16

         AA+ Fitch

         Very strong capacity to meet policyholder and contract obligations; 2nd category of 22

         AA+ Standard & Poor's

         Very strong financial security characteristics; 2nd category of 21

         Aa2 Moody's

         Excellent in financial strength; 3rd category of 21


These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of The Manufacturers Life Insurance Company (U.S.A.)'s ability to honor any guarantees provided by the Policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.


THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account Three (now referred to as Separate Account A of Manulife USA) and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). Separate Account A of Manulife USA (the "Separate Account") holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

Manulife USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife USA. Manulife USA will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manulife USA conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife USA.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the"1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife USA.


THE PORTFOLIOS



The assets of each sub-account of the Separate Account (except those invested in the International Equity Index Fund and the All Asset Portfolio) are invested in Series I shares of a corresponding investment portfolio of the Manufacturers Investment Trust (the "Trust"). The Trust is registered under the 1940 Act as an open-end management investment company. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS").



Each of the Trust portfolios, except the Lifestyle Trusts, is subject to a Rule 12b-1 fee of 0.15% of a portfolio's Series I net assets (0.60% of a Series I net assets in the case of a American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust).



Each Lifestyle Trust invests in portfolios that are subject to Rule 12b-1 fees.

The International Equity Index Fund is a series of the John Hancock Variable Series Trust I (the "VST Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the International Equity Index Fund subaccount are invested in Series I shares of the International Equity Index Fund which is subject to a 0.40% Rule 12b-1 fee. The VST Trust receives investment advisory services from John Hancock Life Insurance Company and the International Equity Index Trust portfolio is subadvised by SSgA Funds Management, Inc.



The All Asset Portfolio is a series of the PIMCO Variable Insurance Trust (the "PIMCO Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the All Asset Portfolio subaccounts are invested in the M class of shares of the All Asset Portfolio which is subject to a 0.25% Rule 12b-1 fee. The PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO").



The portfolios available under the Policies are as follows:



Trust Portfolios Investing in the American Fund Insurance Series



The AMERICAN GROWTH TRUST invests all of its assets in Class 2 shares of the Growth Fund, a series of American Fund Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.



The AMERICAN INTERNATIONAL TRUST invests all of its assets in Class 2 shares of the International Fund, a series of American Fund Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.



The AMERICAN GROWTH-INCOME TRUST invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of American Fund Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.



The AMERICAN BLUE CHIP INCOME AND GROWTH TRUST invests all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Fund Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above.



                                      * * *


The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.


The PACIFIC RIM TRUST (formerly, Pacific Rim Emerging Markets Trust) seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").


The EMERGING GROWTH TRUST seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.



The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.


The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.


The SMALL COMPANY TRUST seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities of smaller-capitalization U.S. companies. The subadviser uses quantitative, computer-driven models to construct the portfolio of stocks for the Small Company Trust.


The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.


The NATURAL RESOURCES TRUST seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.


The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.


The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.



The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE Index.


The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.


The MID CAP CORE TRUST seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.



The GLOBAL TRUST (formerly, Global Equity Trust) seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.


The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-to-large capitalization companies.



The U.S. GLOBAL LEADERS GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."



The QUANTITATIVE ALL CAP TRUST seeks long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.



The ALL CAP CORE TRUST seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index*.


The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.



The CLASSIC VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets in domestic equity securities.


The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.


The U.S. LARGE CAP TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.



The CORE EQUITY TRUST seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.



The STRATEGIC VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.



The LARGE CAP VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.





The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.


The SMALL CAP OPPORTUNITIES TRUST seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.


The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.


The SPECIAL VALUE TRUST seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.

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The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500 million to $10 billion.


The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.

The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.


The QUANTITATIVE VALUE TRUST seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.


The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.


The ALL ASSET PORTFOLIO (a series of the PIMCO Variable Insurance Trust) (only Class M shares are available for sale) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing, under normal circumstances, substantially all of its assets in Institutional Class shares of the PIMCO Funds, Pacific Investment Management Series, an affiliated open-end investment company.



The GLOBAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.


The STRATEGIC INCOME TRUST seeks a high level of current income by investing, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.


The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.


The REAL RETURN BOND TRUST seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.


The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.


The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index")*. (Available only to policies issued prior to May 1, 2004) (Subject to shareholder/contractowner approval, the International Index Trust will merge with the International Equity Index Trust immediately after the close of business on June 18, 2004.)



The INTERNATIONAL EQUITY INDEX FUND (a series of the John Hancock Variable Series Trust I) (only Series I shares are available for sale) seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging markets by attempting to track the performance of the MSCI All Country World ex-US Index*.


The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.


The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.



The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.



The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.



The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.



The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" above).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

         (i) the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and

         (ii)     the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.


MINIMUM INITIAL FACE AMOUNT.


We will generally issue a Policy only if it has a Face Amount of at least $100,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and we reserve the right to request additional information or to reject an application for any reason.

RIGHT TO EXAMINE THE POLICY.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it. You may return a Policy for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy may be mailed or delivered to the Manulife USA agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after we receive the returned Policy at our Service Office, we will refund to the policyowner an amount equal to either:

         (1)      the amount of all premiums paid or


         (2) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus



                  (a) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus



                  (b)      any partial withdrawals made and policy loans taken.


Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If you request an increase in Face Amount which results in new Surrender Charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

CASH VALUE ACCUMULATION TEST

Under the Cash Value Accumulation Test ("CVAT"), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

GUIDELINE PREMIUM TEST

Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

         (a)      the Guideline Single Premium, or

         (b)      the sum of the Guideline Level Premiums to such date.

If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See "Death Benefits - Minimum Death Benefit."

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit.

Changes to the Policy may affect the maximum amount of premiums, such as:

                  a change in the Policy's Face Amount.
                  a change in the death benefit option.
                  partial withdrawals.
                  addition or deletion of Supplementary Benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

DEATH BENEFITS

If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

DEATH BENEFIT OPTION 1

Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.

DEATH BENEFIT OPTION 2

Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.

If any partial withdrawals are made, the death benefit, whether it is Option 1 and 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1. See "Policy Surrender and Partial Withdrawals - Reduction in Face Amount due to a Partial Withdrawal."

If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

MINIMUM DEATH BENEFIT

The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See "Issuing a Policy - Life Insurance Qualification."

If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.

                   TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES

ATTAINED AGE             APPLICABLE PERCENTAGE
40 and under                      250%
     45                           215%
     50                           185%
     55                           150%
     60                           130%
     65                           120%
     70                           115%
     75                           105%
     90                           105%
95 and above                      100%


For ages not shown, the applicable percentage can be found by reducing the above applicable percentages proportionately.


If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Supplementary Term Insurance on the life insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

CHANGING THE DEATH BENEFIT OPTION

You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit associated with that increase. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a right to examine with respect to any increase resulting in new Surrender Charges.

An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASE


If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.


CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION

If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

DECREASES IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $100,000. For information on Surrender Charges on a decrease in Face Amount, see "Charges and Deductions - Surrender Charges."

FACTORS THAT AFFECT THE DEATH BENEFIT

In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, in states where permitted, the Policy does have a No-Lapse Guarantee which would prevent the Policy from lapsing during the guarantee period.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals 100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

INVESTMENT CREDIT

After the tenth policy anniversary, we may credit your Investment Account annually on the Policy Anniversary Date with an amount equal to the percentage credit listed below multiplied by the value of your Investment Account on this date, provided the Investment Account is not subject to an existing loan. The investment credit percentages are 0.075% for policy anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Account according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.

CHARGES AND DEDUCTIONS

The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a decrease in Face Amount, a partial withdrawal or lapse of a Policy. These charges are discussed below.

The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under "Other Provisions of the Policy
- Cash Value Enhancement Riders."


PREMIUM CHARGE


During the first 10 Policy Years, Manulife USA deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to the Company and is designed to cover a portion of the Company's acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

SURRENDER CHARGES

The Company will deduct a Surrender Charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:

         -        the Policy is surrendered for its Net Cash Surrender Value,

         -        a partial withdrawal is made,

         - the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption,

         -        the Policy lapses.

Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

The Surrender Charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

The Surrender Charge period varies based on the age of the Insured on the date of issuance of the Policy or the date of any Face Amount increase (as applicable) as follows:

AGE                        SURRENDER CHARGE PERIOD
---                        -----------------------
0-50                               15 Years
 51                                14 Years
 52                                13 Years
 53                                12 Years
 54                                11 Years
 55+                               10 Years

The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

         (i) is the Rate per $1000 of initial Face Amount (or Face Amount increase);

         (ii) is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

         (iii) is the initial Face Amount (or the Face Amount increase) divided by 1000.

The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy and the death benefit option in effect. The Rate per $1000 of Face Amount increase is based on the life insured's Attained Age and the death benefit option in effect at the time of an increase. The Rates per $1000 are set forth in the following table.

                   TABLE OF GUARANTEED SURRENDER CHARGE RATES
                PER $ 1000 OF FACE AMOUNT OR FACE AMOUNT INCREASE
-----------------------------------------------------------------------------
   AGE AT ISSUANCE OR              DEATH BENEFIT                DEATH BENEFIT
ATTAINED AGE AT INCREASE             OPTIONS 1                    OPTION 2
------------------------           -------------                -------------
        25 or less                    $7.54                        $6.50
        26 - 35                       $6.61                        $5.78
        36 - 45                       $6.09                        $4.85
        46 - 55                       $4.13                        $4.65
        56 - 65                       $2.99                        $1.96
        66+                           $2.48                        $1.96


The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.

             GRADING PERCENTAGES DURING THE SURRENDER CHARGE PERIOD
        (Applicable to the Initial Face Amount and Subsequent Increases)
             The Grading Percentages Will Not Exceed The Following:

SURRENDER                 AGE AND GRADING PERCENTAGE**
 CHARGE          ----------------------------------------------
 PERIOD*         0-50      51      52      53       54     55+
---------        ----     ----    ----    ----     ----    ----
    1            100%     100%    100%    100%     100%    100%
    2             93%      93%     92%     92%      91%     90%
    3             87%      86%     85%     83%      82%     80%
    4             80%      79%     77%     75%      73%     70%
    5             73%      71%     69%     67%      64%     60%
    6             67%      64%     62%     58%      55%     50%
    7             60%      57%     54%     50%      45%     40%
    8             53%      50%     46%     42%      36%     30%
    9             47%      43%     38%     33%      27%     20%
    10            40%      36%     31%     25%      18%     10%
    11            33%      29%     23%     17%       9%      0%
    12            27%      21%     15%      8%       0%
    13            20%      14%      8%      0%
    14            13%       7%      0%
    15             7%       0%
    16             0%

* The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.

**Age for the Initial Face amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the attained age at the time of the increase.

ILLUSTRATION OF SURRENDER CHARGE CALCULATION

Assumptions

         -        45 year old male (standard risk and nonsmoker status)

         -        Death Benefit Option 1

         - $ 20,000 in premiums have been paid on the Policy in the first Policy Year

         - Surrender Charge Premium Limit for the Policy is $16.06 per thousand of Face Amount

         - Face Amount of the Policy at issue is $500,000 and no increases have occurred

         - Policy is surrendered during the first month of the first policy year.

Surrender Charge

The Surrender Charge to be assessed would be $12,680 determined as follows:

(1) First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

  $6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.

(2) Next, this figure is multiplied by the initial Face Amount divided by 1000.

                     $25.36 x [500,000/1000 or 500] = $12,680.

(3) Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

                            $12,680 x 100% = $12,680.

Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

         (a) is the amount of the partial Net Cash Surrender Value withdrawal;

         (b)      is the Net Cash Surrender Value prior to the withdrawal; and

         (c)      is the current total Surrender Charge prior to the withdrawal.

The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy's remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.

SURRENDER CHARGE ON DECREASE IN FACE AMOUNT

If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once Cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the Exemption amount. This amount is set at issuance of the Policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the Policy or a partial withdrawal of Net Cash Surrender Value.

MONTHLY DEDUCTIONS

On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

         -        an administration charge;

         -        an asset-based risk charge;

         -        a Face Amount charge; and

         -        a cost of insurance charge.

If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.

All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

ADMINISTRATION CHARGE

The administration charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.

FACE AMOUNT CHARGE

There is a monthly per $1000 Face Amount charge that is paid to the Company. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.


                             Death Benefit                  Death Benefit
                                Option 1                       Option 2
                         ----------------------         ----------------------
Age*/Attained Age*       First Ten Policy Years         First Ten Policy Years
   25 or less                     $0.08                          $0.04
   35                             $0.11                          $0.06
   45                             $0.22                          $0.10
   55                             $0.31                          $0.17
   65                             $0.60                          $0.39
   75                             $0.89                          $0.61
   85+                            $1.18                          $0.83


*The monthly charge for non-decennial ages is found by interpolating the two current tabular entries.

ASSET-BASED RISK CHARGE

A charge is assessed against the Investment Accounts monthly at an annual rate of 0%. This rate is guaranteed not to exceed 0.30%. This charge is paid to the Company to compensate it for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

COST OF INSURANCE CHARGE

The monthly cost of insurance charge is paid to the Company and is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

For Death Benefit Option 1, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

         (a) is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and

         (b) is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

Since the net amount of risk for Death Benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlyling investment options chosen, payment of premiums and charges assessed.

The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured's Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

INVESTMENT MANAGEMENT FEES AND EXPENSES


The investment management fees and expenses of the Portfolios, the underlying variable investment options for the Policy, are set forth in the prospectuses for the Portfolios.


REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA. For a detailed description of the Fixed Account, see "The General Account - Fixed Account."

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Interest Credited Differential. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES


The value of a unit of each sub-account was initially fixed at $10.00 or $12.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.


The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE


Subject to the restrictions set forth below, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts." Transfer requests must be in writing in a form satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.



None of the portfolios which are investment options for the Policy are designed for short-term investing since such activity may increase portfolio transaction costs and be disruptive to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies). Management of the Trust will monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of short-term trading that it believes, in its sole discretion, is significantly disrupting (or may potentially significantly disrupt) management of a portfolio or materially increasing portfolio transaction costs ("Disruptive Short-Term Trading"), the Trust may impose restrictions on such trading. The Trust's participation agreement with the Company requires the Company to impose trading restrictions on its policy owners if requested by the Trust. In addition, the Company also has a policy to restrict transfers to two per month per Policy. (For purposes of this restriction, (a) transfers made pursuant to the DCA program or the Asset Allocation Balancer program are not considered transfers and (b) all transfers made during the period from the opening of trading each day the net asset value of the shares of the Trust are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) are considered one transfer.) Policyowners may, however, transfer to the Money Market Trust even if the two transfer per month limit has been reached if 100% of the Policy Value is transferred to the Money Market Trust. If such a transfer to the Money Market Trust is made, for a 30 day period after such transfer, no subsequent transfers from the Money Market Trust to another investment option may be made. This restriction is applied uniformly to all policyowners. The Company also reserves the right to take other actions to restrict trading as noted below.

the Asset Allocation Balancer program will not exceed $15. The Company will provide you with 90 days' written notice of any change in the current charge.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits - Policy Loan Interest."

EFFECT OF POLICY LOANS

A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a Policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured's Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the Policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the

Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

You may surrender a Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see "Charges and Deductions - Surrender Charges."


Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.


REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.

If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.

The No-Lapse Guarantee Period is described under "Definitions."

While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

         (a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

         (b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

DEATH DURING GRACE PERIOD

If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

REINSTATEMENT

A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

         (a) Evidence of the life insured's insurability, satisfactory to the Company, is provided to the Company; and

         (b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner's request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

THE GENERAL ACCOUNT

The general account of Manulife USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manulife USA has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manulife USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

         (a)      the portion of the net premiums allocated to it; plus

         (b)      any amounts transferred to it; plus

         (c)      interest credited to it; less

         (d)      any charges deducted from it; less

         (e)      any partial withdrawals from it; less

         (f)      any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

CASH VALUE ENHANCEMENT RIDERS

The Policy may be issued with one of two optional Cash Value Enhancement riders:
(1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.

Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:

                         CASH VALUE ENHANCEMENT FACTORS
          (APPLICABLE TO INITIAL FACE AMOUNT AND SUBSEQUENT INCREASES)



                    CASH VALUE ENHANCEMENT            CASH VALUE ENHANCEMENT
POLICY YEAR                 RIDER                           PLUS RIDER
     1                        90                               100
     2                        80                               100
     3                        60                               100
     4                        40                               100
     5                        20                               100
    6+                         0                               100


Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.


                  COMPARATIVE MONTHLY CHARGES WITH ADDITION OF
                          CASH VALUE ENHANCEMENT RIDERS



CHARGES                         THE POLICY
Premium Charge                  7.5% for first 10 Policy Years and 5% thereafter
Asset-Based Risk Charge         0% per Policy Year (guaranteed not to exceed 0.3%)

CHARGES                         THE POLICY WITH CASH VALUE ENHANCEMENT RIDER
Premium Charge                  8.5% for first 10 Policy Years and 5.5% thereafter
Asset-Based Risk Charge         0% per Policy Year (guaranteed not to exceed 0.3%)

CHARGES                         THE POLICY WITH CASH VALUE ENHANCEMENT PLUS RIDER
Premium Charge                  3.25% for first 10 Policy Years and 2.25% thereafter
Asset-Based Risk Charge         1% per Policy Year for the first 15 Policy Years (guaranteed not to exceed
                                1.30%) and 0.25% thereafter (guaranteed not to exceed 0.55%)


RETURN OF PREMIUM RIDER DEATH BENEFIT

The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).

Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

         (a) the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

         (b) the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or

         (c) the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decreased. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is inforce, the Company will process the withdrawal so that it first reduces the amount of the Return of Premium Death Benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions - Surrender Charges." In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the IRS. MANULIFE USA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.


The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.


LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

         -        The Policy must satisfy the definition of life insurance under
                  Section 7702 of the Code.

         - The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

         - The Policy must be a valid life insurance contract under applicable state law.

         - The policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION


Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Portfolios, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Portfolio's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.


STATE LAW

A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be generally excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. A transfer of the Policy for valuable consideration, however, may cause a portion of the death benefit to be taxable. (See "Other Transactions" below.)

In general, at the insured's death, an estate tax is imposed on assets that are treated as part of the insured's estate. Death benefits are included in the insured's estate if the estate is the beneficiary under the policy, if the insured owned the policy at death, or if the insured had retained certain incidents of ownership in the policy. In addition, if within three years of the insured's death, the insured made a gift of the policy or relinquished those incidents of ownership which would have otherwise caused the policy to be treated as part of the insured's estate, the death benefit will be included in the insured's estate.

CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

         - the aggregate amount of any premiums or other consideration paid for the Policy; minus

         - the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified enfowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus

         - the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total Investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

DISTRIBUTIONS FROM NON-MECS

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. In general, loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. (But see the discussion of the tax treatment of loans made after year ten in the section "Interest on Policy Loans After Year 10").

FORCE OUTS

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MECS

Policies classified as MECs will be subject to the following tax rules:


     - First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.



     - Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.



     - Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:



         -   is made on or after the policyowner attains age 59-1/2;



         -   is attributable to the policyowner becoming disabled; or



         - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.


These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven-year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium, which would cause the Policy to become a MEC, is received within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary. The interest credited will be taxable to the owner in the year earned.

If a premium, which would cause the Policy to become a MEC, is received more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies issued after June 8, 1997 bear to the sum of average unborrowed policy and annuity contract cash values and the average adjusted bases for all other assets of the taxpayer.

If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

INTEREST ON POLICY LOANS AFTER YEAR 10

Interest is credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%. The actual rate credited is equal to the rate of interest charged on the policy loan, less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of no differential between the credited interest rate and the loan interest rate, the Company retains the right to decrease the crediting rate under the loan to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

POLICY EXCHANGES

A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured and issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the death benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the death benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the death benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

         -   the value each year of the life insurance protection provided;

         -   an amount equal to any employer-paid premiums;

         -   income equal to imputed interest on a deemed employer loan; or

         - some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, Manulife USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manulife USA will send the policyowner a statement showing, among other things:

         -   the amount of death benefit;

         - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

         - the value of the units in each Investment Account to which the Policy Value is allocated;

         - the Policy Debt and any loan interest charged since the last report;

         - the premiums paid and other Policy transactions made during the period since the last report; and

         -   any other information required by law.


Each policyowner will also be sent an annual and a semi-annual report for each Portfolio which will include a list of the securities held in each Portfolio as required by the 1940 Act.


DISTRIBUTION OF THE POLICIES


Manulife Financial Securities, LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife USA. Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The sole member of Manulife Financial Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.


The commissions payable to a registered representative on sales of the Policy will not exceed: (a) 115% of premiums paid in the first year of the Policy plus
(b) 2% of all premiums paid in years after the first year plus (c) 1.00% of the Net Policy Value per year. Commissions relating to a particular premium payment are generally paid in the year that the premium payment is made. However, these commissions may also, under certain circumstances, be paid over a period of time. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MFC


MFC entered into an agreement with Manulife Financial Securities pursuant to which MFC, on behalf of Manulife Financial Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies and such other policies. Manulife Financial Securities will promptly reimburse MFC for all sales commissions paid by MFC and will pay MFC for its other services under the agreement in such amounts and at such times as agreed to by the parties.



MFC has also entered into a Service Agreement with Manulife USA pursuant to which MFC will provide to Manulife USA with issue, administrative, general services and recordkeeping functions on behalf of Manulife USA with respect to all of its insurance policies including the Policies.


Finally, Manulife USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS


As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolios. Manulife USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife USA will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manulife USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manulife USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manulife USA reasonably disapproves such changes in accordance with applicable federal regulations. If Manulife USA does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

Although we believe it to be unlikely, it is possible that in the judgment of the management of Manulife USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

Manulife USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manulife USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manulife USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact Manulife USA's Home Office, the address and telephone number of which are on the first page of the prospectus.

OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance will always be less than or equal to the cost of insurance on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

ILLUSTRATIONS


The tables illustrating the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time are set forth in Appendix B to the prospectus.


FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                             APPENDIX A: DEFINITIONS



ADDITIONAL RATING: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.



AGE: on any date is the life insured's age on his or her nearest birthday to the Policy Date. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.



ATTAINED AGE: is the Age at issue plus the number of whole years that have elapsed since the Policy Date.



BUSINESS DAY: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.



CASH SURRENDER VALUE: is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.



GROSS WITHDRAWAL: is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.



EFFECTIVE DATE: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.



FIXED ACCOUNT: is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.



INVESTMENT ACCOUNT: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.



ISSUE DATE: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.



LIFE INSURED: is the person whose life is insured under this Policy.



LOAN ACCOUNT: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.



LOAN INTEREST CREDITED DIFFERENTIAL: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.



MAXIMUM LOANABLE AMOUNT: is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.



MINIMUM DEATH BENEFIT: is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.



MONTHLY NO-LAPSE GUARANTEE PREMIUM: is one-twelfth of the No-Lapse Guarantee Premium.



NET CASH SURRENDER VALUE: is the Cash Surrender Value less the Policy Debt.



NET POLICY VALUE: is the Policy Value less the value in the Loan Account.



NET PREMIUM: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.



NO-LAPSE GUARANTEE: is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.



NO-LAPSE GUARANTEE PERIOD: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.


NO-LAPSE GUARANTEE PREMIUM: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:


                  the Face Amount of insurance changes.
                  a Supplementary Benefit is added, changed or terminated.
                  the Risk Classification of the life insured changes.
                  a temporary Additional Rating is added (due to a face amount increase), or terminated.
                  the death benefit option changes.


NO-LAPSE GUARANTEE CUMULATIVE PREMIUM: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.



NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.



POLICY DATE: is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.



POLICY DEBT: as of any date equals (a) plus (b) plus (c) minus (d), where:


         (a)      is the total amount of loans borrowed as of such date;

         (b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

         (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

         (d)      is the total amount of loan repayments as of such date.


POLICY VALUE: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.



SERVICE OFFICE ADDRESS: is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.



SURRENDER CHARGE PERIOD: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.



SURRENDER CHARGE PREMIUM LIMIT: is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.



WRITTEN REQUEST: is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

                            APPENDIX B: ILLUSTRATIONS



SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS



The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.



The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by the Portfolios are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 1.065% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -1.065%, 4.935% and 10.935%.



The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.



There are two tables shown for a Policy issued to a 35 year old male non-smoker (assuming no optional riders are elected):



- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee



- one based on the maximum cost of insurance charges based on the 1980 Commissioners Uni-Smoker Mortality Tables and reflecting a 20 year no lapse guarantee.



Current cost of insurance charges are not guaranteed and may be changed.



The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.



Upon request, Manulife USA will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested.



From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.



The Policies have been offered to the public only since approximately July, 2002. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (PREFERRED)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $3,845 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                   0% Hypothetical                 6% Hypothetical                   12% Hypothetical
                               Gross Investment Return         Gross Investment Return            Gross Investment Return
                          ----------------------------------  --------------------------------  -----------------------------------
 End Of    Accumulated                   Cash                             Cash                               Cash
 Policy      Premiums     Policy       Surrender     Death    Policy    Surrender     Death      Policy     Surrender     Death
Year (1)       (2)         Value       Value (3)    Benefit    Value    Value (3)    Benefit      Value     Value (3)    Benefit
   1            4,037      2,678             0       250,000      2,864          0     250,000       3,050           0      250,000
   2            8,276      5,320         1,200       250,000      5,862      1,742     250,000       6,427       2,307      250,000
   3           12,727      7,922         4,128       250,000      8,995      5,201     250,000      10,160       6,366      250,000
   4           17,401     10,489         7,024       250,000     12,276      8,811     250,000      14,294      10,829      250,000
   5           22,308     13,021         9,843       250,000     15,712     12,533     250,000      18,873      15,695      250,000
   6           27,461     15,754        12,902       250,000     19,552     16,700     250,000      24,197      21,344      250,000
   7           32,871     18,445        15,922       250,000     23,570     21,046     250,000      30,089      27,566      250,000
   8           38,552     21,093        18,857       250,000     27,772     25,535     250,000      36,615      34,378      250,000
   9           44,517     23,702        21,791       250,000     32,171     30,260     250,000      43,844      41,933      250,000
  10           50,780     26,266        24,685       250,000     36,772     35,190     250,000      51,851      50,270      250,000
  15           87,118     40,556        40,528       250,000     65,756     65,729     250,000     110,096     110,068      250,000
  20          133,496     53,339        53,339       250,000    102,124    102,124     250,000     207,983     207,983      326,533
  25          192,686     64,615        64,615       250,000    148,731    148,731     250,000     373,808     373,808      500,902
  30          268,230     73,626        73,626       250,000    208,657    208,657     254,561     652,796     652,796      796,411
  35          364,646     69,434        69,434       250,000    282,724    282,724     327,960   1,110,289   1,110,289    1,287,935
  40          487,699     44,810        44,810       250,000    374,713    374,713     400,943   1,864,741   1,864,741    1,995,273
  45          644,749          0 (4)         0 (4)   250,000    492,794    492,794     517,433   3,132,489   3,132,489    3,289,114
  50          845,190          0 (4)         0 (4)   250,000    636,364    636,364     668,182   5,200,654   5,200,654    5,460,687
  55        1,101,009          0 (4)         0 (4)   250,000    805,575    805,575     845,853   8,507,275   8,507,275    8,932,639
  60        1,427,506          0 (4)         0 (4)   250,000  1,021,907  1,021,907   1,032,126  14,000,989  14,000,989   14,140,999
  65        1,844,208          0 (4)         0 (4)   250,000  1,331,527  1,331,527   1,331,527  23,753,795  23,753,795   23,753,795

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (PREFERRED)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $3,845 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                  0% Hypothetical                  6% Hypothetical                  12% Hypothetical
                             Gross Investment Return          Gross Investment Return           Gross Investment Return
                         --------------------------------    ----------------------------   ----------------------------------
 End Of    Accumulated                 Cash                             Cash                               Cash
 Policy     Premiums     Policy      Surrender     Death     Policy   Surrender    Death      Policy     Surrender     Death
Year (1)       (2)        Value      Value (3)    Benefit     Value   Value (3)   Benefit      Value     Value (3)    Benefit
   1            4,037     2,668            0      250,000      2,854         0    250,000        3,040           0     250,000
   2            8,276     4,794          673      250,000      5,317     1,197    250,000        5,864       1,744     250,000
   3           12,727     6,856        3,062      250,000      7,860     4,066    250,000        8,954       5,160     250,000
   4           17,401     8,853        5,388      250,000     10,484     7,019    250,000       12,335       8,870     250,000
   5           22,308    10,777        7,599      250,000     13,184    10,006    250,000       16,032      12,854     250,000
   6           27,461    12,866       10,013      250,000     16,209    13,356    250,000       20,331      17,478     250,000
   7           32,871    14,869       12,346      250,000     19,319    16,796    250,000       25,035      22,512     250,000
   8           38,552    16,790       14,553      250,000     22,521    20,284    250,000       30,193      27,956     250,000
   9           44,517    18,620       16,709      250,000     25,811    23,900    250,000       35,847      33,936     250,000
  10           50,780    20,360       18,779      250,000     29,195    27,614    250,000       42,054      40,472     250,000
  15           87,118    29,634       29,607      250,000     49,989    49,961    250,000       86,613      86,585     250,000
  20          133,496    35,687       35,687      250,000     73,932    73,932    250,000      160,125     160,125     251,396
  25          192,686    36,874       36,874      250,000    101,053   101,053    250,000      281,242     281,242     376,864
  30          268,230    30,751       30,751      250,000    132,079   132,079    250,000      477,076     477,076     582,033
  35          364,646    11,562       11,562      250,000    168,469   168,469    250,000      791,348     791,348     917,964
  40          487,699         0 (4)        0 (4)  250,000    215,606   215,606    250,000    1,299,696   1,299,696   1,390,675
  45          644,749         0 (4)        0 (4)  250,000    282,983   282,983    297,132    2,133,040   2,133,040   2,239,692
  50          845,190         0 (4)        0 (4)  250,000    363,575   363,575    381,754    3,450,396   3,450,396   3,622,916
  55        1,101,009         0 (4)        0 (4)  250,000    454,718   454,718    477,454    5,482,532   5,482,532   5,756,658
  60        1,427,506         0 (4)        0 (4)  250,000    568,722   568,722    574,409    8,771,392   8,771,392   8,859,106
  65        1,844,208         0 (4)        0 (4)  250,000    732,440   732,440    732,440   14,541,042  14,541,042  14,541,042

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following toll-free number: (800) 387-2747. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

The Registrant's Investment Company and 1933 Act File Numbers are 811-4834 and 333-85284 respectively.

PROSPECTUS

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT A

                                      EPVUL
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes EPVUL Accumulator, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA," "we" or "us").

The Policy is designed to provide lifetime insurance protection together with flexibility as to:

         -        the timing and amount of premium payments,

         -        the investments underlying the Policy Value, and

         -        the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.


Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account A (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of the Manufacturers Investment Trust (the "Trust"). The prospectus for the Trust, and the corresponding Statement of Additional Information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.


THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE POLICY.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

         PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2004


EPVUL II 5/2004

                                TABLE OF CONTENTS


RISKS/BENEFITS SUMMARY......................................
FEE TABLE...................................................
POLICY SUMMARY..............................................
  General...................................................
  Death Benefits............................................
  Optional Term Rider.......................................
  Cash Value Enhancement Riders.............................
  Return of Premium Rider...................................
  Premiums..................................................
  Policy Value..............................................
  Policy Loans..............................................
  Surrender and Partial Withdrawals.........................
  Lapse and Reinstatement...................................
  Charges and Deductions....................................
  Investment Options and Investment Advisers................
  Investment Management Fees and Expenses...................
  Table of Investment Options and Investment Subadvisers....
GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE
  SEPARATE ACCOUNT AND THE TRUST............................
  Manulife USA..............................................
  Ratings...................................................
  The Separate Account......................................
  The Portfolios............................................
  Investment Objectives of the Portfolios...................
ISSUING A POLICY............................................
  Requirements..............................................
  Temporary Insurance Agreement.............................
  Right to Examine the Policy...............................
  Life Insurance Qualification..............................
DEATH BENEFITS..............................................
  Death Benefit Options.....................................
  Minimum Death Benefit.....................................
  Changing the Death Benefit Option.........................
  Changing the Face Amount..................................
  Factors that Affect the Death Benefit.....................
PREMIUM PAYMENTS............................................
  Initial Premiums..........................................
  Subsequent Premiums.......................................
  Maximum Premium Limitation................................
  Premium Allocation........................................
CHARGES AND DEDUCTIONS......................................
  Premium Charges...........................................
  Surrender Charges.........................................
  Monthly Deductions........................................
  Charges for Transfers.....................................
  Investment Management Fees and Expenses...................
  Reduction in Charges......................................
SPECIAL PROVISIONS FOR EXCHANGES............................
COMPANY TAX CONSIDERATIONS..................................
POLICY VALUE................................................
  Determination of the Policy Value.........................
  Units and Unit Values.....................................
  Transfers of Policy Value.................................
POLICY LOANS................................................
  Effect of Policy Loans....................................
  Interest Charged on Policy Loans..........................
POLICY SURRENDER AND PARTIAL WITHDRAWALS....................
  Policy Surrender..........................................
  Partial Withdrawals.......................................
LAPSE AND REINSTATEMENT.....................................
  Lapse.....................................................
  No-Lapse Guarantee........................................
  Reinstatement.............................................
THE GENERAL ACCOUNT.........................................
  Fixed Account.............................................
OTHER PROVISIONS OF THE POLICY..............................
  Cash Value Enhancement Riders.............................
  Policyowner Rights........................................
  Beneficiary...............................................
  Validity..................................................
  Misstatement of Age or Sex................................
  Suicide Exclusion.........................................
  Supplementary Benefits....................................
TAX TREATMENT OF THE POLICY.................................
  Life Insurance Qualification..............................
  Alternate Minimum Tax.....................................
  Income Tax Reporting......................................
OTHER INFORMATION...........................................
  Payment of Proceeds.......................................
  Reports to Policyowners...................................
  Distribution of the Policies..............................
  Voting Rights.............................................
  Substitution of Portfolio Shares..........................
  Records and Accounts......................................
  State Regulations.........................................
  Litigation................................................
  Further Information.......................................
  Optional Term Rider.......................................
  Illustrations.............................................
  Financial Statements......................................
APPENDIX A: DEFINITIONS.....................................
APPENDIX B: ILLUSTRATIONS...................................


This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the prospectus of Manufacturers Investment Trust, or the Statement of Additional Information of Manufacturers Investment Trust. We have not authorized anyone to provide you with information that is different.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

RISKS/BENEFITS SUMMARY

BENEFITS

Some of the benefits of purchasing the Policy are described below.

DEATH BENEFIT PROTECTION. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals."

TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

INVESTMENT OPTIONS. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Manufacturers Investment Trust prospectus that accompanies this prospectus.

FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

RISKS

Some of the risks of purchasing the Policy are described below.


FLUCTUATING INVESTMENT PERFORMANCE. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Manufacturers Investment Trust prospectus. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.


UNSUITABLE FOR SHORT-TERM INVESTMENT. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the Policy is covered by the No-Lapse Guarantee. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.

DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

ADVERSE CONSEQUENCES OF EARLY SURRENDER. There are surrender charges assessed if you surrender your Policy in the first 10-15 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.

ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLE

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                TRANSACTION FEES

                                WHEN CHARGE IS
         CHARGE                    DEDUCTED                            AMOUNT DEDUCTED
----------------------------   ---------------    -----------------------------------------------------------
MAXIMUM SALES CHARGE           Upon receipt of    7.5% of each premium paid during the first 10 Policy Years*
Imposed on Premium (Load)      premium

                                                  8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**

                                                  3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***

MAXIMUM SURRENDER CHARGE       Upon               The maximum Surrender Charge per $1000 of Face Amount is
(Load)                         withdrawal,        $44.17****
                               surrender or
                               Policy lapse       A Surrender Charge is assessed during the first 15 years
                                                  following the Policy Date or the effective date of a Face
                                                  Amount increase and is based upon the Face Amount of the
                                                  Policy.

TRANSFER FEES                  Upon transfer      $25 (only applies to transfers in excess of 12 in a Policy Year)

DOLLAR COST AVERAGING          Upon Transfer      Guaranteed -             $ 5.00
                                                  Current -                $ 0.00

ASSET ALLOCATION BALANCER      Upon Transfer      Guaranteed -             $15.00
                                                  Current -                $ 0.00

*        5% thereafter.

**       5.5% thereafter.

***      2.25% thereafter

**** If the Policy is issued with a Cash Value Enhancement Rider, the Surrender Charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the Policy is issued with a Cash Value Enhancement Plus Rider, there is no Surrender Charge.

The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the portfolios of the Trust, the underlying variable investment options for your Policy.

             ANNUAL CHARGES OTHER THAN THOSE OF THE TRUST PORTFOLIOS

                                 WHEN CHARGE
        CHARGE                   IS DEDUCTED                                   AMOUNT DEDUCTED****
--------------------------       -----------   ----------------------------------------------------------------------------------
COST OF INSURANCE*                 Monthly     Minimum and Maximum Charge                The possible range of the cost of
                                                                                         insurance is from $0.00 to $83.33 per
                                                                                         $1,000 of the net amount at risk.

                                               Charge for a Representative Policyowner   $0.01 per $1,000 of the net amount at risk
                                               (a 35 year old preferred non- smoking
                                               male)

ASSET BASED RISK CHARGE            Monthly     Guaranteed                                0.30% annually (0.03% monthly)
(Contracts with No Cash
Value Enhancement Rider)                       Current                                   0%

ASSET BASED RISK CHARGE            Monthly     Guaranteed                                0.30% (.025% monthly)
(Contracts with Cash Value
Enhancement Rider)                             Current                                   0%

ASSET BASED RISK CHARGE            Monthly     Guaranteed First 15 Policy Years          1.30% annually (0.11% monthly)
(Contracts with Cash Value                     Guaranteed Policy Years 16 and After      0.55% annually (0.05% monthly) thereafter.
Enhancement Plus Rider)                        Current First 15 Policy Years             1% annually (0.08% monthly)
                                               Current Policy Years 16 and After         0.25% annually (0.02% monthly)

FACE AMOUNT CHARGE                 Monthly     Maximum                                   $1.18 per $1000 of Face Amount
Death Benefit Option 1

            ANNUAL CHARGES OTHER THAN THOSE OF THE TRUST PORTFOLIOS

                                 WHEN CHARGE
        CHARGE                   IS DEDUCTED                                   AMOUNT DEDUCTED****
--------------------------       -----------   ----------------------------------------------------------------------------------
                                               Minimum                                   $0.08 per $1000 of Face Amount

                                               Charge for a Representative Policyowner   $0.11 per $1,000 of Face Amount
                                               (a 35 year old preferred non-smoking
                                               male)

FACE AMOUNT CHARGE                 Monthly     Maximum                                   $0.83 per $1000 of Face Amount Charge
Death Benefit Option 2

                                               Minimum                                   $0.04 per $1000 of Face Amount
                                               Charge for a Representative Policyowner   $0.11 per $1,000 of Face Amount
                                               (a 35 year old preferred non-smoking
                                               male)

ADMINISTRATIVE FEES                Monthly     $40 per Policy Month during the first 5 Policy Year.**

OPTIONAL TERM RIDER*               Monthly     Minimum and Maximum Charge                The possible range of the cost of
                                                                                         insurance is from $0.00 to $83.33 per
                                                                                         $1,000 of the net amount at risk.

                                               Charge for a Representative Policyowner   $0.08 per $1,000 of the net amount at risk
                                               (a 35 year old preferred non- smoking
                                               male)
OPTIONAL RETURN OF PREMIUM         Monthly     Minimum and Maximum Charge                The possible range of the cost of
DEATH BENEFIT RIDER                                                                      insurance is from $0.00 to $83.33 per
                                                                                         $1,000 of the net amount at risk.

                                               Charge for a Representative Policyowner   $0.012 per $1,000 of the net amount at
                                               (a 35 year old preferred non- smoking     risk
                                               male)

LOAN INTEREST RATE (NET)           Annually    1.25%***

* The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.

**       $20 per Policy Month thereafter.

*** First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).

****     All figures are rounded to two decimal places.

The next table describes the fees and expenses of the portfolios of the Trust that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for Manufacturers Investment Trust.

  ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS OF MANUFACTURERS INVESTMENT TRUST
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                                 Charge                                            Minimum         Maximum
                                 ------                                            -------         -------
Expenses that are deducted from portfolio assets, including advisory fees,          0.420%          2.220%*
 Rule 12b-1 fees and Other Expenses



*The minimum and maximum expenses do not reflect any expense reimbursements. If such reimbursements were reflected, the maximum expenses would be 1.230%. Expense reimbursements may be terminated at any time.


POLICY SUMMARY

GENERAL

We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider supersede the disclosure in this prospectus.

DEATH BENEFITS

There are two death benefit options. Under Option 1, the death benefit is the FACE AMOUNT OF THE POLICY at the date of death. Under Option 2, the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.

OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider") which provides an additional insurance amount which is level term life insurance. The benefit of the Term Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT THE LIFE INSURED'S ATTAINED AGE 100.

CASH VALUE ENHANCEMENT RIDERS

The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the Policy.

RETURN OF PREMIUM RIDER

The Policy may be issued with an optional Return of Premium rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). THE RETURN OF PREMIUM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR.

PREMIUMS

You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.

You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charge and outstanding monthly deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

         -        charges deducted from premiums paid,

         - monthly deductions for administration, asset-based risk, cost of insurance, and face amount charges,

         -        charges assessed on surrender or lapse, and

         - if applicable, a charge for any supplementary benefits added to the Policy.

The charges are summarized in the Table of Charges and Deductions. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, face amount, and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced upon the surrender or lapse of a Policy. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the "Table of Charges and Deductions."

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.


The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES

Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio are described in detail in the portfolio prospectuses.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this contract, one of which is MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"). Both MSS and MFC Global (U.S.A.) are affiliates of ours.


                  SUBADVISER                                                 PORTFOLIO
-------------------------------------------------                ---------------------------------
Allegiance Capital, Inc                                          High Grade Bond Trust

Deutsche Asset Management, Inc                                   Real Estate Securities Trust

Kayne Anderson Rudnick Investment Management, LLC                Small-Mid Cap Trust

Lazard Asset Management                                          Global Equity Select Trust
                                                                 International Equity Select Trust

MFC Global Investment Management (U.S.A.) Limited                Money Market Trust
                                                                 Index Trusts

Munder Capital Management                                        Small Cap Opportunities Trust

Navellier Management Inc.                                        Small-Mid Cap Growth Trust

Pzena Investment Management, LLC                                 Classic Value Trust

Rorer Asset Management, LLC                                      Core Value Trust

Roxbury Capital Management, LLC                                  Select Growth Trust

SSgA Funds Management, Inc.                                      International Equity Index Fund(A)

Sustainable Growth Advisers, L.P.                                U.S. Global Leaders Growth Trust

Templeton Global Advisors Limited                                Global Trust

Wellington Management Company, LLP                               Mid Cap Stock Trust






(A) A series of the John Hancock Variable Insurance Trust I.


GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE SEPARATE ACCOUNT AND THE TRUST

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent ratings agencies:

         A++ A.M. Best

         Superior companies have a very strong ability to meet their obligations; 1st category of 16

         AA+ Fitch

         Very strong capacity to meet policyholder and contract obligations; 2nd category of 22

         AA+ Standard & Poor's

         Very strong financial security characteristics; 2nd category of 21

         Aa2 Moody's

         Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of The Manufacturers Life Insurance Company (U.S.A.)'s ability to honor any guarantees provided by the Policy and any applicable optional riders, do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account Three (now referred to as Separate Account A of Manulife USA) and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). Separate Account A of Manulife USA (the "Separate Account") holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

Manulife USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife USA. Manulife USA will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manulife USA conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife USA.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the"1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife USA.


THE PORTFOLIOS



Each sub-account of the Separate Account (except those invested in the International Equity Index Fund) will purchase shares only of Series I (formerly referred to as Class A) of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts and the Equity Index Trust, are subject to a Rule 12b-1 fee of 0.15% of a portfolio's Series I net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manulife USA to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.


The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manulife USA may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.


The International Equity Index Fund is a series of the John Hancock Variable Series Trust I (the "VST Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the International Equity Index Fund subaccount are invested in Series I shares of the International Equity Index Fund which is subject to a 0.40% Rule 12b-1 fee. The VST Trust receives investment advisory services from John Hancock Life Insurance Company and the International Equity Index Trust portfolio is subadvised by SSgA Funds Management, Inc.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:

The SMALL-MID CAP GROWTH TRUST seeks long-term growth of capital by investing principally in equity securities issued of fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.

The SMALL-MID CAP TRUST seeks to achieve long-term capital appreciation, with dividend income as a secondary consideration, by investing principally in common stocks of small and mid cap companies that the subadviser believes are of high quality.

The INTERNATIONAL EQUITY SELECT TRUST seeks long-term capital appreciation by investing primarily in equity securities, principal American Depository Receipts and common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index that the subadviser believes are undervalued based on their earnings, cash flow or asset values.

The GLOBAL EQUITY SELECT TRUST seeks long-term capital by investing primarily in equity securities, including American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) World Index that the subadviser believes are undervalued based on their earnings, cash flow or asset values.

The GLOBAL TRUST (formerly, Global Equity Trust) seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.

The U.S. GLOBAL LEADERS GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."

The SELECT GROWTH TRUST seeks long-term growth of capital by investing primarily large-cap equity securities.

The CORE VALUE TRUST seeks long-term capital appreciation by investing, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $1 billion at the time of purchase.

The CLASSIC VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets in domestic equity securities.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.

The SMALL CAP OPPORTUNITIES TRUST seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.

The HIGH GRADE BOND TRUST seeks to maximize total return, consistent with the preservation of capital and prudent investment management, by investing primarily (at least 80% under normal market conditions) in investment grade, fixed income securities of varying maturities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.


The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index" (Available only to policies issued prior to May 1, 2004) (Subject to shareholder/contractowner approval, the International Index Trust will merge with the International Equity Index Trust immediately after the close of business on June 18, 2004.)*.



The INTERNATIONAL EQUITY INDEX FUND (a series of the John Hancock Variable Series Trust I) (only Series I shares are available for sale) seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging markets by attempting to track the performance of the MSCI All Country World ex-US Index*.


The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" above).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

         (i) the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and

         (ii)     the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.

MINIMUM INITIAL FACE AMOUNT

We will generally issue a Policy only if it has a Face Amount of at least $500,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and we reserve the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it.

RIGHT TO EXAMINE THE POLICY

You may return a Policy for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy may be mailed or delivered to the Manulife USA agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after we receive the returned Policy at our Service Office, we will refund to the policyowner an amount equal to either:

         (1)      the amount of all premiums paid or

         (2)      (a)      the difference between payments made and amounts
                           allocated to the Separate Account and the Fixed
                           Account; plus

                  (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

                  (c)      any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If you request an increase in Face Amount which results in new Surrender Charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

CASH VALUE ACCUMULATION TEST

Under the Cash Value Accumulation Test ("CVAT"), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

GUIDELINE PREMIUM TEST

Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

         (a)      the Guideline Single Premium, or

         (b)      the sum of the Guideline Level Premiums to such date.

If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See "Death Benefits - Minimum Death Benefit."

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit.

Changes to the Policy may affect the maximum amount of premiums, such as:

         -        a change in the Policy's Face Amount.

         -        a change in the death benefit option.

         -        partial withdrawals.

         -        addition or deletion of Supplementary Benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

DEATH BENEFITS

If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

DEATH BENEFIT OPTION 1

Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.

DEATH BENEFIT OPTION 2

Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.

If any partial withdrawals are made, the death benefit, whether it is Option 1 and 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1. See "Policy Surrender and Partial Withdrawals - Reduction in Face Amount due to a Partial Withdrawal."

If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

MINIMUM DEATH BENEFIT

The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See "Issuing a Policy - Life Insurance Qualification."

If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.

                   TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES

ATTAINED AGE             APPLICABLE PERCENTAGE
40 and under                      250%
     45                           215%
     50                           185%
     55                           150%
     60                           130%
     65                           120%
     70                           115%
     75                           105%
     90                           105%
95 and above                      100%

For ages not shown, the applicable percentage can be found by reducing the above applicable percentages proportionately. If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Supplementary Term Insurance on the life insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

CHANGING THE DEATH BENEFIT OPTION

You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $500,000.

A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit associated with that increase. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a right to examine with respect to any increase resulting in new Surrender Charges.

An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASES

If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION

If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first

DECREASE IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $500,000. For information on Surrender Charges on a decrease in Face Amount, see "Charges and Deductions - Surrender Charges."

FACTORS THAT AFFECT THE DEATH BENEFIT

In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, in states where permitted, the Policy does have a No-Lapse Guarantee which would prevent the Policy from lapsing during the guarantee period.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals 100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

INVESTMENT CREDIT

After the tenth policy anniversary, we may credit your Investment Account annually on the Policy Anniversary Date with an amount equal to the percentage credit listed below multiplied by the value of your Investment Account on this date, provided the Investment Account is not subject to an existing loan. The investment credit percentages are 0.075% for policy anniversary years 11-20 and

0.175% thereafter. Any credit will be added to your Investment Account according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.

CHARGES AND DEDUCTIONS

The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a decrease in Face Amount, a partial withdrawal or lapse of a Policy. These charges are discussed below.

The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under "Other Provisions of the Policy
- Cash Value Enhancement Riders."

PREMIUM CHARGES

During the first 10 Policy Years, Manulife USA deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to the Company and is designed to cover a portion of the Company's acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

SURRENDER CHARGES

The Company will deduct a Surrender Charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:

         -        the Policy is surrendered for its Net Cash Surrender Value,

         -        a partial withdrawal is made,

         - the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption,

         -        the Policy lapses.

Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

The Surrender Charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

The Surrender Charge period varies based on the age of the Insured on the date of issuance of the Policy or the date of any Face Amount increase (as applicable) as follows:

AGE                              SURRENDER CHARGE PERIOD
---                              -----------------------
0-50                                    15 Years
51                                      14 Years
52                                      13 Years
53                                      12 Years
54                                      11 Years
55+                                     10 Years

The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

         (i) is the Rate per $1000 of initial Face Amount (or Face Amount increase);

         (ii) is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

         (iii) is the initial Face Amount (or the Face Amount increase) divided by 1000.

The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy and the death benefit option in effect. The Rate per $1000 of Face Amount increase is based on the life insured's Attained Age and the death benefit option in effect at the time of an increase. The Rates per $1000 are set forth in the following table.

    TABLE OF GUARANTEED SURRENDER CHARGE RATES PER $ 1000 OF FACE AMOUNT OR
                              FACE AMOUNT INCREASE

   AGE AT ISSUANCE OR          DEATH BENEFIT                DEATH BENEFIT
ATTAINED AGE AT INCREASE         OPTIONS 1                     OPTION 2
------------------------       -------------                -------------
      25 or less                   $7.54                        $6.50
      26 - 35                      $6.61                        $5.78
      36 - 45                      $6.09                        $4.85
      46 - 55                      $4.13                        $4.65
      56 - 65                      $2.99                        $1.96
      66+                          $2.48                        $1.96

The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.

             GRADING PERCENTAGES DURING THE SURRENDER CHARGE PERIOD (Applicable to the Initial Face Amount and Subsequent Increases)

             The Grading Percentages Will Not Exceed The Following:


SURRENDER                 AGE AND GRADING PERCENTAGE**            SURRENDER               AGE AND GRADING PERCENTAGE**
 CHARGE          --------------------------------------------      CHARGE        ---------------------------------------------
 PERIOD*         0-50     51      52       53      54     55+      PERIOD*       0-50     51      52       53      54      55+
 -------         ----    ----    ----     ----    ----    ----    ---------      ----     ---     ---      ---     ---     ---
    1            100%    100%    100%     100%    100%    100%         9          47%     43%     38%      33%     27%     20%
    2             93%     93%     92%      92%     91%     90%        10          40%     36%     31%      25%     18%     10%
    3             87%     86%     85%      83%     82%     80%        11          33%     29%     23%      17%      9%      0%
    4             80%     79%     77%      75%     73%     70%        12          27%     21%     15%       8%      0%
    5             73%     71%     69%      67%     64%     60%        13          20%     14%      8%       0%
    6             67%     64%     62%      58%     55%     50%        14          13%      7%      0%
    7             60%     57%     54%      50%     45%     40%        15           7%      0%
    8             53%     50%     46%      42%     36%     30%        16           0%

*        The Grading Percentages shown are at the beginning of each Policy Year.
         Proportionate Grading Percentages apply for other Policy Months.

** Age for the Initial Face amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the attained age at the time of the increase.

ILLUSTRATION OF SURRENDER CHARGE CALCULATION

Assumptions

     -   45 year old male (standard risk and nonsmoker status)

     -   Death Benefit Option 1

     -   $ 20,000 in premiums have been paid on the Policy in the first Policy
         Year

     - Surrender Charge Premium Limit for the Policy is $16.06 per thousand of Face Amount

     - Face Amount of the Policy at issue is $500,000 and no increases have occurred

     -   Policy is surrendered during the first month of the first policy year.

Surrender Charge

The Surrender Charge to be assessed would be $12,680 determined as follows:

(1) First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

 $6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.

(2) Next, this figure is multiplied by the initial Face Amount divided by 1000.

                    $25.36 x [500,000/1000 or 500] = $12,680.

(3) Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

                            $12,680 x 100% = $12,680.

Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

         (a) is the amount of the partial Net Cash Surrender Value withdrawal;

         (b)      is the Net Cash Surrender Value prior to the withdrawal; and

         (c)      is the current total Surrender Charge prior to the withdrawal.

The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy's remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.

SURRENDER CHARGE ON DECREASE IN FACE AMOUNT

If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once Cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the Exemption amount. This amount is set at issuance of the Policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the Policy or a partial withdrawal of Net Cash Surrender Value.

MONTHLY DEDUCTIONS

On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

         -        an administration charge;

         -        an asset-based risk charge;

         -        a Face Amount charge; and

         -        a cost of insurance charge.

If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.

All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

ADMINISTRATION CHARGE

The administration charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.

FACE AMOUNT CHARGE

There is a monthly per $1000 Face Amount charge that is paid to the Company. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.

                                     DEATH BENEFIT                DEATH BENEFIT
                                        OPTION 1                     OPTION 2
------------------------------------------------------------------------------------
AGE*/ATTAINED AGE*               First Ten Policy Years       First Ten Policy Years
25 or less                       $0.08                        $0.04
35                               $0.11                        $0.06
45                               $0.22                        $0.10
55                               $0.31                        $0.17
65                               $0.60                        $0.39
75                               $0.89                        $0.61
85+                              $1.18                        $0.83

*The monthly charge for non-decennial ages is found by interpolating the two current tabular entries.

ASSET-BASED RISK CHARGE

A charge is assessed against the Investment Accounts monthly at an annual rate of 0%. This rate is guaranteed not to exceed 0.30%. This charge is paid to the Company to compensate it for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

COST OF INSURANCE CHARGE

The monthly cost of insurance charge is paid to the Company and is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

For Death Benefit Option 1, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

         (a) is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and

         (b) is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

Since the net amount of risk for Death Benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlyling investment options chosen, payment of premiums and charges assessed.

The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured's Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

INVESTMENT MANAGEMENT FEES AND EXPENSES

The investment management fees and expenses of the portfolios are set forth in the portfolio prospectuses.


REDUCTION IN CHARGES



The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.


SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA. For a detailed description of the Fixed Account, see "The General Account - Fixed Account."

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Interest Credited Differential. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00 or 12.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts." Transfer requests must be in writing in a form satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.


None of the portfolios which are investment options for the Policy are designed for short-term investing since such activity may increase portfolio transaction costs and be disruptive to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies). Management of the Trust will monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of short-term trading that it believes, in its sole discretion, is significantly disrupting (or may potentially significantly disrupt) management of a portfolio or materially increasing portfolio transaction costs ("Disruptive Short-Term Trading"), the Trust may impose restrictions on such trading. The Trust's participation agreement with the Company requires the Company to impose trading restrictions on its policy owners if requested by the Trust. In addition, the Company also has a policy to restrict transfers to two per month per Policy. (For purposes of this restriction, (a) transfers made pursuant to the DCA program or the Asset Allocation Balancer program are not considered transfers and (b) all transfers made during the period from the opening of trading each day the net asset value of the shares of the Trust are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) are considered one transfer.) Policyowners may, however, transfer to the Money Market Trust even if the two transfer per month limit has been reached if 100% of the Policy Value is transferred to the Money Market Trust. If such a transfer to the Money Market Trust is made, for a 30 day period after such transfer, no subsequent transfers from the Money Market Trust to another investment option may be made. This restriction is applied uniformly to all policyowners. The Company also reserves the right to take other actions to restrict trading as noted below.


Actions that the Company may take to restrict trading include, but are not limited to:

     -   restricting the number of transfers made during a defined period,

     -   restricting the dollar amount of transfers,

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

     -   restricting transfers into and out of certain subaccounts.


Policyowners should note that while the Trust and the Company seek to identify and prevent Disruptive Short-Term Trading, it is not always possible to do so. Therefore, no assurance can be given that the Trust and the Company will successfully impose restrictions on all Disruptive Short-Term Trading. If the Trust and the Company are unsuccessful in restricting Disruptive Short-Term Trading, the portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iv) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust. We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Trust.

While the Policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

         (a)      within eighteen months after the Issue Date; or

         (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company offers policyowners an optional Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. The Company will provide you with 90 days' written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice of termination is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the optional Asset Allocation Balancer program, the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the DCA program. The charge for a transfer made under the Asset Allocation Balancer program will not exceed $15. The Company will provide you with 90 days' written notice of any change in the current charge.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits - Policy Loan Interest."

EFFECT OF POLICY LOANS

A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a Policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured's Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the Policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

AMOUNTS PAID TO THE COMPANY NOT SPECIFICALLY DESIGNATED IN WRITING AS LOAN REPAYMENTS WILL BE TREATED AS PREMIUMS. WHERE PERMITTED BY APPLICABLE STATE LAW, WHEN A PORTION OF THE LOAN ACCOUNT AMOUNT IS ALLOCATED TO THE FIXED ACCOUNT, THE COMPANY MAY REQUIRE THAT ANY AMOUNTS PAID TO IT BE APPLIED TO OUTSTANDING LOAN BALANCES.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

You may surrender a Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see "Charges and Deductions - Surrender Charges."

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $500,000.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.

If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.

The No-Lapse Guarantee Period is described under "Definitions."

While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

         (a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

         (b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

DEATH DURING GRACE PERIOD

If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

REINSTATEMENT

A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

         (a) Evidence of the life insured's insurability, satisfactory to the Company, is provided to the Company; and

         (b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner's request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

THE GENERAL ACCOUNT

The general account of Manulife USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manulife USA has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manulife USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

         (a)      the portion of the net premiums allocated to it; plus

         (b) any amounts transferred to it; plus (c) interest credited to it; less

         (d)      any charges deducted from it; less

         (e)      any partial withdrawals from it; less

         (f)      any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

CASH VALUE ENHANCEMENT RIDERS

The Policy may be issued with one of two optional Cash Value Enhancement riders:
(1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.

Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:

                         CASH VALUE ENHANCEMENT FACTORS
          (Applicable to Initial Face Amount and Subsequent Increases)

                        Cash Value Enhancement             Cash Value Enhancement
Policy Year                     Rider                             Plus Rider
-----------                     -----                             ----------
     1                           90                                  100
     2                           80                                  100
     3                           60                                  100
     4                           40                                  100
     5                           20                                  100
    6+                            0                                  100

Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.

                  COMPARATIVE MONTHLY CHARGES WITH ADDITION OF
                          CASH VALUE ENHANCEMENT RIDERS


        CHARGES                                     THE POLICY
        -------                                     ----------
Premium Charge               7.5%  for first 10 Policy Years and 5% thereafter
Asset-Based Risk Charge      0% per Policy Year (guaranteed not to exceed 0.3%)

                                 THE POLICY WITH CASH VALUE ENHANCEMENT RIDER
Premium Charge               8.5% for first 10 Policy Years and  5.5% thereafter
Asset-Based Risk Charge      0% per Policy Year (guaranteed not to exceed 0.3%)

                                   THE POLICY WITH CASH VALUE ENHANCEMENT PLUS RIDER
Premium Charge               3.25% for first 10 Policy Years and 2.25% thereafter
Asset-Based Risk Charge      1% per Policy Year for the first 15 Policy Years (guaranteed not to exceed 1.30%) and 0.25% thereafter (guaranteed not to exceed 0.55%)

RETURN OF PREMIUM RIDER DEATH BENEFIT

The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).

Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

         (a) the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

         (b) the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or

         (c) the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decreased. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is inforce, the Company will process the withdrawal so that it first reduces the amount of the Return of Premium Death Benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions - Surrender Charges." In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.

No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.

POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured's death:

         -        Vary the premiums paid under the Policy.

         -        Change the death benefit option.

         -        Change the premium allocation for future premiums.

         -        Transfer amounts between sub-accounts.

         -        Take loans and/or partial withdrawals.

         -        Surrender the contract.

         -        Transfer ownership to a new owner.

         - Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

         -        Change or revoke a contingent owner.

         -        Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manulife USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. We assume no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the life insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

VALIDITY

The Company will not contest the validity of a Policy after it has been in force during any life insured's lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the life insured in the Policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more Supplementary Benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the IRS. MANULIFE USA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.

The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

         -        The Policy must satisfy the definition of life insurance under
                  Section 7702 of the Code.

         - The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

         - The Policy must be a valid life insurance contract under applicable state law.

         - The policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the

Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be generally excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. A transfer of the Policy for valuable consideration, however, may cause a portion of the death benefit to be taxable. (See "Other Transactions" below.)

In general, at the insured's death, an estate tax is imposed on assets that are treated as part of the insured's estate. Death benefits are included in the insured's estate if the estate is the beneficiary under the policy, if the insured owned the policy at death, or if the insured had retained certain incidents of ownership in the policy. In addition, if within three years of the insured's death, the insured made a gift of the policy or relinquished those incidents of ownership which would have otherwise caused the policy to be treated as part of the insured's estate, the death benefit will be included in the insured's estate.

CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

         - the aggregate amount of any premiums or other consideration paid for the Policy; minus

         - the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified enfowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus

         - the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total Investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

DISTRIBUTIONS FROM NON-MECS

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. In general, loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. (But see the discussion of the tax treatment of loans made after year ten in the section "Interest on Policy Loans After Year 10").

FORCE OUTS

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MECS

Policies classified as MECs will be subject to the following tax rules:

         - First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

         - Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

         - Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

         -        is made on or after the policyowner attains age 59-1/2;

         -        is attributable to the policyowner becoming disabled; or

         - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven-year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium, which would cause the Policy to become a MEC, is received within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary. The interest credited will be taxable to the owner in the year earned.

If a premium, which would cause the Policy to become a MEC, is received more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies issued after June 8, 1997 bear to the sum of average unborrowed policy and annuity contract cash values and the average adjusted bases for all other assets of the taxpayer.

If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

INTEREST ON POLICY LOANS AFTER YEAR 10

Interest is credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%. The actual rate credited is equal to the rate of interest charged on the policy loan, less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of no differential between the credited interest rate and the loan interest rate, the Company retains the right to decrease the crediting rate under the loan to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

POLICY EXCHANGES

A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured and issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the death benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the death benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the death benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

         -        the value each year of the life insurance protection provided;

         -        an amount equal to any employer-paid premiums;

         -        income equal to imputed interest on a deemed employer loan; or

         - some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, Manulife USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manulife USA will send the policyowner a statement showing, among other things:

         -        the amount of death benefit;

         - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

         - the value of the units in each Investment Account to which the Policy Value is allocated;

         - the Policy Debt and any loan interest charged since the last report;

         - the premiums paid and other Policy transactions made during the period since the last report; and

         -        any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust, which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES


Manulife Financial Securities, LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife USA. Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The sole member of Manulife Financial Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.


The commissions payable to a registered representative on sales of the Policy will not exceed: (a) 110% of premiums paid in the first year of the Policy plus
(b) 2% of all premiums paid in years after the first year plus (c) 1.00% of the Net Policy Value per year. Commissions relating to a particular premium payment are generally paid in the year that the premium payment is made. However, these commissions may also, under certain circumstances, be paid over a period of time. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MFC


MFC entered into an agreement with Manulife Financial Securities pursuant to which MFC, on behalf of Manulife Financial Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies and such other policies. Manulife Financial Securities will promptly reimburse MFC for all sales commissions paid by MFC and will pay MFC for its other services under the agreement in such amounts and at such times as agreed to by the parties.


Finally, Manulife USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manulife USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife USA will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manulife USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manulife USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manulife USA reasonably disapproves such changes in accordance with applicable federal regulations. If Manulife USA does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

Although we believe it to be unlikely, it is possible that in the judgment of the management of Manulife USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

Manulife USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manulife USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manulife USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact Manulife USA's Home Office, the address and telephone number of which are on the first page of the prospectus.

OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance will always be less than or equal to the cost of insurance on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

ILLUSTRATIONS


The tables illustrating the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time are set forth in Appendix B to the prospectus.


FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                             APPENDIX A: DEFINITIONS

ADDITIONAL RATING: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

AGE: on any date is the life insured's age on his or her nearest birthday to the Policy Date. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.

ATTAINED AGE: is the Age at issue plus the number of whole years that have elapsed since the Policy Date.

BUSINESS DAY: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

CASH SURRENDER VALUE: is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

GROSS WITHDRAWAL: is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

EFFECTIVE DATE: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.

FIXED ACCOUNT: is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

INVESTMENT ACCOUNT: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

ISSUE DATE: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

LIFE INSURED: is the person whose life is insured under this Policy.

LOAN ACCOUNT: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

LOAN INTEREST CREDITED DIFFERENTIAL: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

MAXIMUM LOANABLE AMOUNT: is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.

MINIMUM DEATH BENEFIT: is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.

MONTHLY NO-LAPSE GUARANTEE PREMIUM: is one-twelfth of the No-Lapse Guarantee Premium.

NET CASH SURRENDER VALUE: is the Cash Surrender Value less the Policy Debt.

NET POLICY VALUE: is the Policy Value less the value in the Loan Account.

NET PREMIUM: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

NO-LAPSE GUARANTEE: is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

NO-LAPSE GUARANTEE PERIOD: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.

NO-LAPSE GUARANTEE PREMIUM: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

     -   the Face Amount of insurance changes.

     -   a Supplementary Benefit is added, changed or terminated.

     -   the Risk Classification of the life insured changes.

     - a temporary Additional Rating is added (due to a face amount increase), or terminated.

     -   the death benefit option changes.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

POLICY DATE: is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

POLICY DEBT: as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)      is the total amount of loans borrowed as of such date;

(b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

(c) is any interest charges accrued from the last Policy Anniversary to the current date; and

(d)      is the total amount of loan repayments as of such date.

POLICY VALUE: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

SERVICE OFFICE ADDRESS: is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

SURRENDER CHARGE PERIOD: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

SURRENDER CHARGE PREMIUM LIMIT: is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.

WRITTEN REQUEST: is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

                            APPENDIX B: ILLUSTRATIONS

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 1.065% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -1.065%, 4.935% and 10.993%.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for a Policy issued to a 35 year old male non-smoker (assuming no optional riders are elected):

- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Uni-Smoker Mortality Tables and reflecting a 20 year no lapse guarantee.

Current cost of insurance charges are not guaranteed and may be changed.

The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.

Upon request, Manulife USA will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately July, 2002. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (PREFERRED)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,382 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                              0% Hypothetical                   6% Hypothetical                      12% Hypothetical
                          Gross Investment Return          Gross Investment Return               Gross Investment Return
                          -----------------------          -----------------------               -----------------------
 End Of   Accumulated              Cash                            Cash                                   Cash
 Policy    Premiums     Policy  Surrender    Death     Policy    Surrender     Death         Policy     Surrender      Death
Year (1)     (2)        Value   Value (3)   Benefit     Value    Value (3)    Benefit        Value      Value (3)     Benefit
  1            7,751      5,548          0   500,000       5,919          0     500,000         6,290            0      500,000
  2           15,890     11,022      2,955   500,000      12,113      4,047     500,000        13,251        5,185      500,000
  3           24,435     16,410      8,982   500,000      18,586     11,158     500,000        20,945       13,517      500,000
  4           33,408     21,724     14,941   500,000      25,361     18,578     500,000        29,463       22,680      500,000
  5           42,830     26,967     20,744   500,000      32,455     26,232     500,000        38,896       32,673      500,000
  6           52,722     32,367     26,782   500,000      40,120     34,535     500,000        49,589       44,004      500,000
  7           63,110     37,682     32,742   500,000      48,135     43,195     500,000        61,423       56,483      500,000
  8           74,016     42,911     38,532   500,000      56,516     52,137     500,000        74,523       70,144      500,000
  9           85,468     48,058     44,317   500,000      65,285     61,544     500,000        89,031       85,290      500,000
 10           97,493     53,117     50,021   500,000      74,455     71,359     500,000       105,096      102,000      500,000
 15          167,258     81,288     81,234   500,000     132,134    132,080     500,000       221,763      221,709      500,000
 20          256,298    106,415    106,415   500,000     204,370    204,370     500,000       417,501      417,501      655,476
 25          369,938    128,493    128,493   500,000     296,770    296,770     500,000       748,537      748,537    1,003,039
 30          514,974    146,008    146,008   500,000     415,337    415,337     506,712     1,304,552    1,304,552    1,591,553
 35          700,082    136,978    136,978   500,000     561,659    561,659     651,525     2,214,740    2,214,740    2,569,098
 40          936,331     86,844     86,844   500,000     743,052    743,052     795,065     3,713,195    3,713,195    3,973,119
 45        1,237,852      0 (4)      0 (4)   500,000     975,510    975,510   1,024,286     6,227,019    6,227,019    6,538,370
 50        1,622,677      0 (4)      0 (4)   500,000   1,257,592  1,257,592   1,320,472    10,320,936   10,320,936   10,836,983
 55        2,113,823      0 (4)      0 (4)   500,000   1,589,345  1,589,345   1,668,812    16,854,898   16,854,898   17,697,643
 60        2,740,663      0 (4)      0 (4)   500,000   2,012,829  2,012,829   2,032,957    27,693,034   27,693,034   27,969,965
 65        3,540,687      0 (4)      0 (4)   500,000   2,618,351  2,618,351   2,618,351    46,905,249   46,905,249   46,905,249

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                    MALE NON-SMOKER ISSUE AGE 35 (PREFERRED)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,382 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                              0% Hypothetical                6% Hypothetical                     12% Hypothetical
                          Gross Investment Return        Gross Investment Return             Gross Investment Return
                          -----------------------        -----------------------             -----------------------
 End Of   Accumulated             Cash                             Cash                               Cash
 Policy    Premiums     Policy  Surrender    Death    Policy     Surrender    Death       Policy    Surrender      Death
Year (1)     (2)        Value   Value (3)   Benefit    Value     Value (3)   Benefit      Value     Value (3)     Benefit
    1          7,751     5,530         0    500,000      5,899           0    500,000        6,269           0     500,000
    2         15,890     9,969     1,903    500,000     11,024       2,958    500,000       12,126       4,059     500,000
    3         24,435    14,279     6,851    500,000     16,317       8,889    500,000       18,534      11,106     500,000
    4         33,408    18,454    11,671    500,000     21,778      14,995    500,000       25,547      18,764     500,000
    5         42,830    22,482    16,259    500,000     27,403      21,180    500,000       33,217      26,995     500,000
    6         52,722    26,595    21,010    500,000     33,438      27,853    500,000       41,864      36,279     500,000
    7         63,110    30,538    25,598    500,000     39,642      34,702    500,000       51,324      46,385     500,000
    8         74,016    34,314    29,935    500,000     46,026      41,647    500,000       61,694      57,315     500,000
    9         85,468    37,909    34,168    500,000     52,585      48,843    500,000       73,059      69,318     500,000
   10         97,493    41,322    38,226    500,000     59,326      56,230    500,000       85,532      82,436     500,000
   15        167,258    59,493    59,439    500,000    100,677     100,623    500,000      174,922     174,869     500,000
   20        256,298    71,208    71,208    500,000    148,175     148,175    500,000      322,188     322,188     505,836
   25        369,938    73,176    73,176    500,000    201,807     201,807    500,000      564,280     564,280     756,135
   30        514,974    60,503    60,503    500,000    262,894     262,894    500,000      955,061     955,061   1,165,175
   35        700,082    21,657    21,657    500,000    334,061     334,061    500,000    1,581,124   1,581,124   1,834,103
   40        936,331     0 (4)     0 (4)    500,000    425,342     425,342    500,000    2,592,131   2,592,131   2,773,580
   45      1,237,852     0 (4)     0 (4)    500,000    556,352     556,352    584,170    4,246,803   4,246,803   4,459,143
   50      1,622,677     0 (4)     0 (4)    500,000    713,896     713,896    749,591    6,857,976   6,857,976   7,200,874
   55      2,113,823     0 (4)     0 (4)    500,000    891,689     891,689    936,273   10,878,761  10,878,761  11,422,699
   60      2,740,663     0 (4)     0 (4)    500,000  1,113,738   1,113,738  1,124,875   17,375,672  17,375,672  17,549,429
   65      3,540,687     0 (4)     0 (4)    500,000  1,432,333   1,432,333  1,432,333   28,757,085  28,757,085  28,757,085

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following toll-free number: (800) 387-2747. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

         Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

The Registrant's Investment Company and 1933 Act File Numbers are 811-4834 and 333-85284 respectively.

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION


                  MANUFACTURERS LIFE INSURANCE COMPANY(U.S.A.)
                               SEPARATE ACCOUNT A


                                       OF

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


                                FLEXIBLE PREMIUM
                         VARIABLE LIFE INSURANCE POLICY



This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company (U.S.A.) at the mailing address of the Service Office 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5 or telephoning (800) 827-4546.



                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
                                    663-3000
                                 (800) 344-1029



             Statement of Additional Information Dated May 1, 2004.



AccumulatorII / EPVULII .SAI 5/04

                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY..........................................................................  3
SERVICES.................................................................................................  3
Independent Auditors.....................................................................................  3
Principal Underwriter....................................................................................  3
ADDITIONAL INFORMATION ABOUT CHARGES.....................................................................  3
Reduction in Charges.....................................................................................  4
APPENDIX A: AUDITED FINANCIAL STATEMENTS.................................................................  1

GENERAL INFORMATION AND HISTORY




We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.




The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three (the "Separate Account") on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.


Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


SERVICES

INDEPENDENT AUDITORS





The consolidated financial statements of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Separate Account A of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2003, and for each of the two years in the periods ended December 31, 2003 and 2002, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.



PRINCIPAL UNDERWRITER



Manulife Financial Securities, LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of Manufacturers Life, serves as principal underwriter of the policies. (Prior to January 1, 2002, ManEquity, Inc., which was also an indirect wholly-owned subsidiary of Manufacturers Life, served as principal underwriter of the policies.) Policies are offered on a continuous basis. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.



The aggregate dollar amount of underwriting commissions paid to Manulife Financial Securities in 2003 and 2002 was $293,120,491 and $275,138,774.
Manulife Financial Securities did not retained any of these amounts during such periods.



The aggregate dollar amount of underwriting commissions paid to ManEquity in 2002 was $56,463,871. The aggregate dollar amount of underwriting commissions retained by ManEquity in 2002 was $1,267,599. ManEquity did not retain any of these amounts during such periods.





ADDITIONAL INFORMATION ABOUT CHARGES

A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                    APPENDIX A: AUDITED FINANCIAL STATEMENTS

                             THE MANUFACTURERS LIFE
                                INSURANCE COMPANY
                                    (U.S.A.)

                              AUDITED CONSOLIDATED
                         U.S. GAAP FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 2003, 2002 AND 2001

                            [MANULIFE FINANCIAL LOGO]

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                    CONTENTS

REPORT OF INDEPENDENT AUDITORS..........................................................................       1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

     CONSOLIDATED BALANCE SHEETS........................................................................       2
     CONSOLIDATED STATEMENTS OF INCOME..................................................................       3
     CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS..........................................       4
     CONSOLIDATED STATEMENTS OF CASH FLOWS..............................................................       5
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.........................................................       7

                         REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.

As described in note 1, The Manufacturers Life Insurance Company (U.S.A.) merged with Manulife Reinsurance Corporation (U.S.A.) on January 1, 2002. The comparative financial statements for 2001 represent the combined financial statements of The Manufacturers Life Insurance Company (U.S.A.) and Manulife Reinsurance Corporation (U.S.A.).


                                                  /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
April 8, 2004

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

                As at December 31 ($US millions)
                             ASSETS                                                        2003               2002
                             ------                                                        ----               ----
INVESTMENTS:

Securities available-for-sale, at fair value:
       Fixed-maturity (amortized cost: 2003  $9,827; 2002 $10,816)                      $   10,653          $   11,869
       Equity (cost: 2003 $401; 2002 $674)                                                     475                 679
Mortgage loans                                                                               2,187               1,921
Real estate                                                                                  1,259               1,078
Policy loans                                                                                 2,532               2,369
Short-term investments                                                                         564                 302
                                                                                        ----------          ----------
TOTAL INVESTMENTS                                                                       $   17,670          $   18,218
                                                                                        ----------          ----------
Cash and cash equivalents                                                               $      972          $      718
Deferred acquisition costs                                                                   3,154               2,731
Due from affiliates                                                                          2,330                 618
Amounts recoverable from reinsurers                                                          1,140               1,215
Other assets                                                                                   717                 674
Separate account assets                                                                     43,694              29,929
                                                                                        ----------          ----------
TOTAL ASSETS                                                                            $   69,677          $   54,103
                                                                                        ==========          ==========
LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES:

Policyholder liabilities and accruals                                                   $   20,428          $   19,447
Net deferred tax liability                                                                     426                 196
Due to affiliate                                                                               289                 122
Notes payable to parent                                                                          -                 370
Other liabilities                                                                            1,265                 857
Separate account liabilities                                                                43,694              29,929
                                                                                        ----------          ----------
TOTAL LIABILITIES                                                                       $   66,102          $   50,921
                                                                                        ==========          ==========
CAPITAL AND SURPLUS:

Capital stock                                                                           $        5          $        5
Retained earnings                                                                            2,777               2,666
Accumulated other comprehensive income                                                         793                 511
                                                                                        ----------          ----------
TOTAL CAPITAL AND SURPLUS                                                               $    3,575          $    3,182
                                                                                        ----------          ----------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                                  $   69,677          $   54,103
                                                                                        ==========          ==========

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

        FOR THE YEARS ENDED DECEMBER 31
               ($US millions)                                    2003               2002             2001
               --------------                                    ----               ----             ----
REVENUE:

     Premiums                                                  $    955          $    1,002         $ 1,044
     Fee income                                                   1,101                 930             903
     Net investment income                                        1,174               1,157           1,184
     Net realized investment gains (losses)                         160                (222)             56
     Other                                                           11                  4              13
                                                               --------          ----------         -------
TOTAL REVENUE                                                  $  3,401          $    2,871         $ 3,200
                                                               --------          ----------         -------

BENEFITS AND EXPENSES:

     Policyholder benefits and claims                          $  1,829          $    1,606         $ 1,734
     Operating expenses and commissions                             654                 575             617
     Amortization of deferred acquisition costs                     227                  92             276
     Interest expense                                                46                  42              46
     Policyholder dividends                                         377                 370             348
                                                               --------          ----------         -------
TOTAL BENEFITS AND EXPENSES                                    $  3,133          $    2,685         $ 3,021
                                                               --------          ----------         -------
INCOME BEFORE INCOME TAXES                                          268                 186             179
                                                               --------          ----------         -------
INCOME TAX EXPENSE                                                   77                  31              34
                                                               --------          ----------         -------
NET INCOME                                                     $    191          $      155         $   145
                                                               ========          ==========         =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND
SURPLUS

                                                                               ACCUMULATED
                                                                                  OTHER              TOTAL
FOR THE YEARS ENDED DECEMBER 31                      CAPITAL      RETAINED    COMPREHENSIVE       CAPITAL AND
       ($US millions)                                 STOCK       EARNINGS    INCOME (LOSS)         SURPLUS
       --------------                                 -----       --------    -------------         -------
BALANCE, DECEMBER 31, 2000                             $ 5        $  2,366      $     303          $   2,674
Comprehensive income                                     -             145           (150)                (5)
Capital contribution                                     -             125              -                125
Dividend to shareholder                                  -            (125)             -               (125)
                                                       ---        --------      ---------          ---------
BALANCE, DECEMBER 31, 2001                             $ 5        $  2,511      $     153          $   2,669
Comprehensive income                                     -             155            358                513
                                                       ---        --------      ---------          ---------
BALANCE, DECEMBER 31, 2002                             $ 5        $  2,666      $     511          $   3,182
                                                       ---        --------      ---------          ---------
Comprehensive income                                     -             191            282                473
Dividend to shareholder                                  -             (80)             -                (80)
                                                       ---        --------      ---------          ---------
BALANCE, DECEMBER 31, 2003                             $ 5        $  2,777      $     793          $   3,575
                                                       ---        --------      ---------          ---------

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

            FOR THE YEARS ENDED DECEMBER 31
                      ($US millions)                                       2003            2002              2001
                      --------------                                       ----            ----              ----
OPERATING ACTIVITIES:

   Operating cash inflows:

     Premiums                                                           $        972     $   1,018         $   1,014
     Fee income                                                                1,168           981               930
     Net investment income                                                     1,229         1,153             1,211
     Other                                                                        11             4                13
                                                                        ------------     ---------         ---------
     TOTAL OPERATING CASH INFLOWS                                       $      3,380     $   3,156         $   3,168
   Operating cash outflows:

      Benefit payments                                                         1,495         1,480             1,378
      Insurance expenses and taxes                                             1,237         1,180             1,193
      Dividends paid to policyholders                                            373           358               333
      Change in other assets and other liabilities                              (288)         (422)              (83)
                                                                        ------------     ---------         ---------
      TOTAL OPERATING CASH OUTFLOWS                                     $      2,817     $   2,596         $   2,821
                                                                        ------------     ---------         ---------
Net cash provided by operating activities                               $        563     $     560         $     347
                                                                        ------------     ---------         ---------
INVESTING ACTIVITIES:

Fixed-maturity securities sold, matured or repaid                       $     11,223     $   8,634            10,623
Fixed-maturity securities purchased                                           (9,715)       (9,082)          (10,743)
Equity securities sold                                                           530            34               412
Equity securities purchased                                                     (166)         (214)             (587)
Mortgage loans advanced                                                         (564)         (432)             (334)
Mortgage loans repaid                                                            307           186               200
Real estate sold                                                                   -             1                39
Real estate purchased                                                           (197)          (60)              (29)
Policy loans advanced, net                                                      (163)         (143)             (228)
Short-term investments                                                          (262)          (41)              465
Other investments, net                                                            10            (4)              (29)
                                                                        ------------     ---------         ---------
Net cash provided by (used in) investing activities                     $      1,003     $  (1,121)        $    (211)
                                                                        ------------     ---------         ---------
FINANCING ACTIVITIES:

Deposits and interest credited to policyholder account balances         $      1,877     $   1,778         $   1,768
Withdrawals from policyholder account balances                                (1,392)       (1,342)           (1,450)
Unearned revenue                                                                  85           168                 -
Amounts due (from) to affiliates, net                                         (1,516)          101               150
Principal repayment of amounts due to affiliates and parent                     (416)         (211)             (377)
Capital Contribution                                                               -             -               156
Net reinsurance recoverable                                                      132           243               121
Dividend paid to shareholder                                                     (80)            -              (125)
Repaid Funds                                                                      (2)           (2)                -
                                                                        ------------     ---------         ---------
Net cash  (used in)  provided by financing activities                   $     (1,312)    $     735         $     243
                                                                        ------------     ---------         ---------
Increase in cash and cash equivalents during the period                 $        254     $     174         $     379
Cash and cash equivalents at beginning of year                                   718           544               165
                                                                        ------------     ---------         ---------
BALANCE, END OF PERIOD                                                  $        972     $     718         $     544
                                                                        ============     =========         =========

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                      FOR THE YEARS ENDED DECEMBER 31
                                ($US millions)                                    2003               2002             2001
                                --------------                                    ----               ----             ----
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

   NET INCOME                                                                    $    191           $   155          $   145
   ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
     OPERATING ACTIVITIES

     Net Realized  (gains) losses                                                    (160)              222              (56)
     Net depreciation, amortization of bond premium discount and other
       investment related items                                                        55                (5)              27
     Addition to policyholder liabilities and accruals                                334               126              356
     Deferred acquisition costs                                                      (651)             (567)            (543)
     Amortization of deferred acquisition costs                                       227                92              276
     Increase in deferred tax liability, net                                          143                83               96
     Interest expense                                                                  46                42               46
     Policyholder dividends                                                             4                12               15
     Change in other assets and other liabilities                                     288               422               83
     Other, net                                                                        86               (22)             (98)

                                                                                 --------           -------          -------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                        $    563           $   560          $   347
                                                                                 ========           =======          =======

The accompanying notes are an integral part of these consolidated financial statements.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2003
                           (IN MILLIONS OF US DOLLARS)

1.       ORGANIZATION AND BASIS OF PRESENTATION

         The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

         Effective January 1, 2002, Manulife Reinsurance Corporation (U.S.A.) ("MRC"), the former direct parent of ManUSA, and The Manufacturers Life Insurance Company of North America ("MNA"), a former subsidiary of ManUSA, were merged with and into ManUSA to continue under the name The Manufacturers Life Insurance Company (U.S.A.). MRC was the sole shareholder of ManUSA. Shares of ManUSA held by MRC were cancelled and ManUSA issued new shares to MRC's sole shareholder, The Manufacturers Investment Corporation ("MIC").

         Pursuant to the merger on January 1, 2002, MRC transferred its 100% interest in Manulife Reinsurance Limited (Bermuda) ("MRL"), a Bermuda based company, to MIC and as a result, MRL remains a sister company to ManUSA and a 100% controlled subsidiary of MIC.

         The amalgamation of ManUSA and MRC represents the combination of businesses under common control and has been accounted for using "pooling-of-interests" accounting. The accompanying comparative financial statements for 2001 are restated based on the assumption that the companies have been combined since January 1, 2000 and exclude MRL which is currently a subsidiary of MIC. The following is a reconciliation of the amounts of revenue and net income previously reported for 2001 with the restated amounts:

FOR THE YEAR ENDED DECEMBER 31                 2001

TOTAL REVENUE:

As previously reported by ManUSA              $ 2,859

MRC, excluding MRL                                341
                                              -------

AS RESTATED                                   $ 3,200
                                              -------

NET INCOME:

As previously reported by ManUSA

                                              $    41

MRC, excluding MRL                                104
                                              -------

AS RESTATED                                   $   145
                                              -------

1.       ORGANIZATION AND BASIS OF PRESENTATION (CONTINUED)

         Prior to January 1, 2002, ManUSA and MRC, in the normal course of business, entered into certain reinsurance and administrative transactions. These intercompany transactions have been eliminated in the accompanying consolidated financial statements and in the preceding table.

         In addition, on January 1, 2002, all of the in force operations of The Manufacturers Life Insurance Company of America ("MLA"), a subsidiary of ManUSA, were transferred to ManUSA by way of an assumption reinsurance agreement and dividend declaration. As a result of this reorganization, products previously sold and administered under the name of MRC, MNA, and MLA are now offered and administered under the name of ManUSA. Also effective January 1, 2002, Manulife-Wood Logan Holding Co., Inc., Manulife Wood Logan, Inc., and Manulife Holding Corporation, all subsidiaries of ManUSA, were liquidated into ManUSA. All of these transactions have been reflected in these consolidated financial statements at carrying value.

         ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of individual insurance, reinsurance, individual wealth management and group wealth management related products. These products are marketed primarily in the United States.

2.       SIGNIFICANT ACCOUNTING POLICIES

   A)    RECENT ACCOUNTING STANDARDS

         The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations," ("SFAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). Both of these Statements were adopted by the Company effective for fiscal periods commencing January 1, 2002. SFAS 141 requires that all business combinations, other than those for businesses under common control, be accounted for using the purchase method and provides specific criteria for recognizing intangible assets separately from goodwill. Under SFAS 142, goodwill and intangible assets with an indefinite useful life are no longer amortized but are reviewed for impairment annually, or more frequently if impairment indicators arise. As at December 31, 2003, goodwill amounted to $62 (2002 - $62) and is recorded in other assets in the consolidated balance sheets. The Company has reviewed the new standards and determined that its goodwill is not impaired.

         The following table presents the restated net income for 2001 assuming retroactive application of the provisions of SFAS 142:

         FOR THE YEAR ENDED DECEMBER 31                                                              2001
         ------------------------------                                                            --------
Net income as reported                                                                             $    145

Addback:  Goodwill amortization, net of tax                                                               2
                                                                                                   --------

NET INCOME, EXCLUDING GOODWILL AMORTIZATION, NET OF TAX                                            $    147
                                                                                                   --------

         In January, 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51",which clarifies the consolidation accounting guidance in Accounting Research Bulletin No. 51, "Consolidated Financial Statements" (ARB No. 51) as it applies to certain entities in which equity investors which do not have the characteristics of a controlling financial interest, or do not have sufficient equity at risk for the entities to finance their activities without additional subordinated financial support from other parties. This interpretation is effective for the fiscal or interim periods beginning after January 1, 2004 for variable interest entities acquired before February 1, 2003, and in 2003 for variable interest entities created after January 31, 2003. The Company is currently evaluating the impact of this pronouncement.

         In April 2003, the FASB's Derivative Implementation Group (DIG) released DIG B36, which addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. The effective date of the implementation guidance is January 1, 2004. The Company has determined that certain of its reinsurance agreements contain embedded derivatives requiring bifurcation. The Company has not yet determined the fair value of the embedded derivatives or completed its evaluation of the pronouncement.

         In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders. SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial statements.

   B)    INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

         Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. In evaluating whether a decline in fair value is other than temporary, the Company considers various factors including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer and whether the debtor is current on contractually obligated interest and principal payments.

         Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

         Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the consolidated statements of income.

         Policy loans are reported at aggregate unpaid balances, which approximates fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than ninety days at the date of acquisition, are reported at amortized cost which approximates fair value.

   C)    DERIVATIVES

         The Company adopted the Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by Statement of Financial Accounting Standards No. 138, on January 1, 2001. As a result, all derivative instruments are reported on the Consolidated Balance Sheet at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings. There was no cumulative transition adjustment at the time of adoption.

         For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Changes in the fair value of derivatives are recorded in income, and changes in the fair value of hedged items are recorded in income to the extent the hedge is effective. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net gains of $3 after tax, included in other comprehensive income as at December 31, 2003, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

   D)    CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

   E)    DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. The portion of DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. This amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. DAC associated with all other insurance and reinsurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on current and estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future gross profits and any unrecoverable portion is immediately expensed.

   F)    POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and for accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

         For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized gains associated with the underlying assets.

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

         For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.8%. As at December 31, 2003, participating insurance expressed as a percentage of gross actuarial reserves and account value is 47%.

         For those participating policies in force as of September 23, 1999 and as a result of the demutualization of The Manufacturers Life Insurance Company ("MLI"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As at December 31, 2003, $9,315 (2002 - $8,846) of policyholder liabilities and accruals related to the participating policyholders' account is included in the closed block.

         ManUSA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as at December 31, 2003.

   G)    SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying consolidated financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

   H)    REVENUE RECOGNITION

         Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

         Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

         Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

   I)    POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

   J)    REINSURANCE

         The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

         The amount recoverable from reinsurers and pertaining to policyholder liabilities is presented as a separate asset on the consolidated balance sheets. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

   K)    STOCK-BASED COMPENSATION

         Certain of ManUSA's employees are provided compensation in the form of stock options, deferred share units and restricted share units in MFC, the indirect parent of the Company. Effective January 1, 2003, MFC prospectively changed its accounting policy for employee stock options from the intrinsic value method to the fair value method for awards granted on or after January 1, 2002. As a result, the fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units. The stock-based compensation is a legal obligation of MFC, but in accordance with US generally accepted accounting principles, is recorded in the accounts of ManUSA.

   L)    INCOME TAXES

         Income taxes have been provided for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

         ManUSA joins its indirect parent, Manulife Holdings (Delaware) LLC., and its subsidiaries, with the exception of The Manufacturers Life Insurance Company of New York ("MNY"), in filing a U.S. consolidated income tax return. MNY files a separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA [note 1].

         In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to other liabilities. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

   M)    FOREIGN EXCHANGE TRANSLATION

         The balance sheet of the Company's foreign operations and the Company's non-U.S. dollar investments are translated into U.S. dollars using exchange rates in effect at the balance sheet date. The statement of income of the Company's foreign operations are translated into U.S. dollars using average exchange rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

   N)    COMPARATIVE FIGURES

         Certain of the prior year's figures have been reclassified to conform to the current year's presentation.

   O)    USE OF ESTIMATES

         The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

         During 2003, the Company made adjustments to the amortized costs of its fixed-maturity and equity securities, recognizing $53 in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. In 2002, there were more significant adjustments made to the amortized costs of its fixed-maturity and equity securities by recognizing $177 in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. Also in 2002, three items led to a combined net positive income effect from DAC and unearned revenue liability unlocking of $139. The latter changes included positive impacts from an extension of the DAC amortization period on its participating line of business, and improved mortality assumptions on its participating and universal life businesses, and a negative impact from equity market performance below historical assumptions on its variable annuity business.

3.       INVESTMENTS AND INVESTMENT INCOME

   A)    FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2003, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                                      GROSS
                                                                 GROSS              UNREALIZED
                                     AMORTIZED COST         UNREALIZED GAINS          LOSSES              FAIR VALUE
     AS AT DECEMBER 31             2003         2002       2003        2002       2003       2002       2003        2002
     -----------------             ----         ----       ----        ----       ----       ----       ----        ----
 FIXED-MATURITY SECURITIES:

 U.S. government                  $ 2,536      $ 2,562     $  64      $   (18)   $  197     $    -     $ 2,582     $2,759
 Foreign governments                1,108        1,458       202          314        (3)         -       1,307      1,772
 Corporate                          5,933        6,326       589          639       (23)      (143)      6,499      6,822
 Asset - backed                       250          470        18           47        (3)        (1)        265         516
                                  -------      -------     -----      -------    ------    -------     -------     -------

 TOTAL FIXED-MATURITY              $9,827      $10,816     $ 873      $ 1,197    $  (47)    $ (144)    $10,653     $11,869
 SECURITIES
                                  -------      -------     -----      -------    ------    -------     -------     -------

 EQUITY SECURITIES                   $401      $   714     $  83      $    38    $   (9)    $  (73)    $   475     $   679
                                  -------      -------     -----      -------    ------    -------     -------     -------

         Proceeds from sales of fixed-maturity securities during 2003 were $10,986 (2002 - $8,481 and 2001 - $10,710). Gross gains and losses of
         $251 and $122 respectively, were realized on those sales (2002 - $218 and $154 respectively, 2001 - $230 and $100 respectively). In addition during 2003, other-than-temporary impairments of $10 (2002 - $109, 2001
         - $73) were recognized in income.

         Proceeds from the sale of equity securities during 2003 were $ 530 (2002 - $34 and 2001 - $412). Gross gains and losses of $181 and $147 respectively, were realized on those sales (2002 - $48 and $84 respectively, 2001 - $20 and $31 respectively). In addition during 2003, other-than-temporary impairments of $51 (2002 - $135, 2001 - $48) were recognized in income.

         The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

         At December 31, 2003, there are 323 fixed-income securities that have a gross unrealized loss of $47 of which the single largest unrealized loss is $7. The Company anticipates that these fixed income securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these fixed-income securities until they recover or mature.

         At December 31, 2003, there are 78 equity securities that have a gross unrealized loss of $9, of which the single largest unrealized loss is $2. The Company anticipates that these equity securities will recover in value.

         The contractual maturities of fixed-maturity securities at December 31, 2003 are shown below.

                AS AT DECEMBER 31, 2003                       AMORTIZED COST             FAIR VALUE
                -----------------------                       --------------             ----------
Fixed-maturity securities, excluding mortgage-backed
securities:

     One year or less                                             $   312                  $    317
     Greater than 1; up to 5 years                                  1,473                     1,565
     Greater than 5; up to 10 years                                 2,802                     3,033
     Due after 10 years                                             4,990                     5,473
Asset - backed securities                                             250                       265
                                                                  -------                  --------
TOTAL FIXED-MATURITY SECURITIES                                   $ 9,827                  $ 10,653
                                                                  -------                  --------

         Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

   B)    MORTGAGE LOANS

         Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related allowances for mortgage loan losses were as follows:

 AS AT DECEMBER 31                                                        2003                  2002
 -----------------                                                        ----                  ----
IMPAIRED LOANS                                                           $   90                $   80
                                                                         ------                ------

Allowance, January 1                                                     $   36                $   50

Deductions                                                                   (5)                  (14)
                                                                         ------                ------

ALLOWANCE, DECEMBER 31                                                   $   31                $   36
                                                                         ------                ------

         All impaired loans have been provided for and no interest is accrued on impaired loans.

   C)    INVESTMENT INCOME

         Income by type of investment was as follows:

FOR THE YEARS ENDED DECEMBER 31                               2003             2002             2001
-------------------------------                               ----             ----             ----
Fixed-maturity securities                                    $  737           $  729           $  751

Equity securities                                                12               11               11

Mortgage loans                                                  149              139              128

Investment real estate                                           86               88               91

Other investments                                               228              228              239
                                                             ------           ------           ------

Gross investment income                                       1,212            1,195            1,220

Investment expenses                                             (38)             (38)             (36)
                                                             ------           ------           ------

NET INVESTMENT INCOME                                        $1,174           $1,157           $1,184
                                                             ------           ------           ------

   D)    SIGNIFICANT EQUITY INTERESTS

         ManUSA holds a 27.7% indirect interest in Flex Leasing I, LLC ("Flex I") which is accounted for using the equity method whereby ManUSA recognizes its proportionate share of the investee's net income or loss. In 2003, ManUSA sold its 19.6% direct interest in Flex II, LLC, which also had been accounted for using the equity method, for a realized gain of $1.

         As at December 31, 2003, the total assets for Flex I were $296 (2002 - $306 for Flex I and $87 for Flex II 2001 - $396 for both Flex I and Flex II), with total liabilities amounting to $237 (2002 - $248 for Flex I and $77 for Flex II 2001 - $295 for both Flex I and Flex II)). For the year ended December 31, 2003, total net loss amounted to $5 (2002 - $3 for Flex I and $4 for Flex II 2001 $4 for both Flex I and Flex II).

   E)    SECURITIES LENDING

         The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is lodged by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The collateral is reported in cash and other liabilities. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As at December 31, 2003, the Company has loaned securities (which are included in invested assets) with a carrying value and market value of approximately $667 and $642 respectively (2002 - $1,316 and $1,407 respectively).

4.       COMPREHENSIVE INCOME

   A)    TOTAL COMPREHENSIVE INCOME WAS AS FOLLOWS:

              FOR THE YEARS ENDED DECEMBER 31                 2003             2002             2001
              -------------------------------                 ----             ----             ----
NET INCOME                                                   $  191           $  155           $  145
                                                             ------           ------           ------

OTHER COMPREHENSIVE  INCOME, NET OF DAC, DEFERRED INCOME
TAXES   AND   OTHER   AMOUNTS    REQUIRED   TO   SATISFY
POLICYHOLDER LIABILITIES:
  Unrealized  holding gains (losses)  arising during the
      year                                                      209              269             (118)

  Minimum pension liability                                      24              (25)              (3)
  Foreign currency translation                                  131               44              (13)
  Less:
  Reclassification  adjustment  for realized  gains and
       losses included in net income                             82              (70)              16
                                                             ------           ------           ------

Other comprehensive income                                      282              358             (150)
                                                             ------           ------           ------

COMPREHENSIVE INCOME                                         $  473           $  513           $   (5)
                                                             ------           ------           ------

         Other comprehensive income is reported net of tax expense (benefit) of $81, $169, and ($74) for 2003, 2002 and 2001, respectively.

   B)    ACCUMULATED OTHER COMPREHENSIVE INCOME IS COMPRISED OF THE FOLLOWING:

           AS AT DECEMBER 31                       2003           2002
           -----------------                       ----           ----
UNREALIZED GAINS :

     Beginning balance                            $ 512          $ 173
     Current period change                          128            339
                                                  -----          -----

     Ending balance                               $ 640          $ 512
                                                  -----          -----
MINIMUM PENSION LIABILITY:

     Beginning balance                            $ (28)         $  (3)
     Current period change                           25            (25)
                                                  -----          -----

     Ending balance                               $  (3)         $ (28)
                                                  -----          -----
FOREIGN CURRENCY:

     Beginning balance                            $  27          $ (17)
     Current period change                          129             44
                                                  -----          -----

     Ending balance                               $ 156          $  27
                                                  -----          -----

ACCUMULATED OTHER COMPREHENSIVE INCOME            $ 793          $ 511
                                                  =====          =====

   C)    UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE

         Net unrealized gains on fixed-maturity and equity securities included in other comprehensive income were as follows:

                     AS AT DECEMBER 31                                2003             2002
                     -----------------                               -------          -------
Gross unrealized gains                                               $ 1,385          $ 1,234

Gross unrealized losses                                                  (56)            (217)

DAC and other amounts required to satisfy policyholder                  (345)            (237)
      liabilities

Deferred income taxes                                                   (344)            (268)
                                                                     -------          -------

NET UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE                $   640          $   512
                                                                     -------          -------


5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

     FOR THE YEARS ENDED DECEMBER 31                                       2003                  2002
     -------------------------------                                     -------               --------
Balance, January 1                                                       $ 2,731               $  2,375
Capitalization                                                               651                    568
Amortization                                                                (227)                   (92)
Effect of net unrealized gains on securities
       available-for-sale                                                     (1)                  (118)
                                                                         -------               --------
BALANCE, DECEMBER 31                                                     $ 3,154               $  2,731
                                                                         -------               --------

6.       INCOME TAXES

         The components of income tax expense were as follows:

FOR THE YEARS ENDED DECEMBER 31                                        2003                   2002       2001
-------------------------------                                       ------                 ------    -------
Current (benefit) expense                                             $  (66)                $ (52)     $ (62)

Deferred expense                                                         143                    83         96
                                                                      ------                 -----      -----

TOTAL EXPENSE                                                         $   77                 $  31      $  34
                                                                      ======                 =====      =====

         Income before federal income taxes differs from taxable income principally due to permanent differences, including tax-exempt investment income and dividends received tax deductions, and timing differences which include differences in the treatment of policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

         Deferred income tax assets (liabilities), result from tax affecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date. The Company's deferred income tax assets (liabilities) are as follows:

FOR THE YEARS ENDED DECEMBER 31                                  2003           2002
-------------------------------                                -------        -------
DEFERRED TAX ASSETS:

     Differences in computing policy reserves                  $   598        $   576

     Investments                                                     1              5

     Policyholder dividends payable                                 11             13

     Net operating loss                                            178            214

     Other deferred tax assets                                      34             60
                                                               -------        -------

Deferred tax assets                                            $   822        $   868
                                                               -------        -------

DEFERRED TAX LIABILITIES:

     Deferred acquisition costs                                $   672        $   548

     Unrealized gains on securities available-for-sale             472            349

     Premiums receivable                                            25             27

     Investments                                                    58             90

     Other deferred tax liabilities                                 21             50
                                                               -------        -------

Deferred tax liabilities                                       $ 1,248        $ 1,064
                                                               -------        -------

NET DEFERRED TAX (LIABILITIES) ASSETS                          $  (426)       $  (196)
                                                               -------        -------

         At December 31, 2003, the Company has operating loss carry forwards of $508 that will begin to expire in 2015, and $3.4 of tax credits with no expiry limitation. At December 31, 2002 and December 31, 2001, the company had operating loss carryforwards of $612 and $266 respectively and $1.4 (in both years) of tax credits.

7.       NOTES PAYABLE TO PARENT

         On December 29, 1997, the Company issued two surplus debentures for $240 bearing interest at 7.93% per annum to MIC.

         On April 1, 1998, the Company issued two additional surplus debentures for $150 bearing interest at 8.10% per annum to MIC. During 2002, a partial principal repayment of $20 on one of the debentures was made.

         On December 31, 2003, with the approval of the Michigan Division of Insurance by letter dated December 23, 2003, the Company repaid the total remaining principal of $370 to MIC plus accrued interest of $12. Total interest paid was $31, $32, and $31 for 2003, 2002, and 2001, respectively.

8.       CAPITAL AND SURPLUS

         Capital Stock is comprised of the following:

                                                                            2003                   2002
                                                                            ----                   ----
AUTHORIZED:
     50,000,000 Preferred shares, Par value $1.00                            -                       -
     50,000,000 Common shares, Par value $1.00
ISSUED AND OUTSTANDING:
     100,000 Preferred shares
     4,728,934 Common shares                                                 5                       5
                                                                          ------                  ----

         As part of the reorganization that was effected January 1, 2002, all of ManUSA's outstanding preferred shares and common shares that were held by MRC were redeemed and then reissued to MIC at the same stated value [note 1].

         ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

         Net income (loss) and net capital and surplus, as determined in accordance with statutory accounting principles for ManUSA, MRC and their life insurance subsidiaries were as follows:

                                                                              US STATUTORY BASIS
                                                                     --------------------------------------
                                                                       2003           2002        2001
FOR THE YEARS ENDED DECEMBER 31                                      (NOTE 1)       (NOTE 1)  (NOT RESTATED)
--------------------------------                                     --------------------------------------
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.):
   Net income (loss)                                                 $   289        $  (396)      $    55
   Net capital and surplus                                               954          1,078         1,280
THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA:
   Net loss                                                          $     -        $     -       $  (117)
   Net capital and surplus                                                 -              -           212
THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA:
   Net loss                                                          $     -        $     -       $   (20)
   Net capital and surplus                                                 -              -           100
MANULIFE REINSURANCE CORPORATION (U.S.A.):
   Net income                                                        $     -        $     -       $   171
   Net capital and surplus                                                 -              -         1,359
THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK:
   Net income (loss)                                                 $     2        $   (26)      $   (26)
   Net capital and surplus                                                52             52            34

         As a result of the demutualization of MLI there are regulatory restrictions on the amounts of profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS

   A)    EMPLOYEE RETIREMENT PLANS

         The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"). Effective January 1, 2002, Manulife Wood Logan Inc. employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

         Pension benefits are provided to participants of the Plan after 3 years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum.

         Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants,employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2003, the projected benefit obligation to the participants of the Plan was $76 (2002 - $66), which was based on an assumed interest rate of 6.0% (2002 - 6.75%). The fair value of the Plan assets totaled $71 (2002 - $60).

         The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan" (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

         Benefits under the Supplemental Plan are provided to participants who terminate after 3 years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

         Cash balance contribution credits for the Supplemental Plan vary with service, and interest credits are equal to the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he / she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

         At December 31, 2003, the projected benefit obligation to the participants of the Supplemental Plan was $26 (2002 - $25), which was based on an assumed interest rate of 6.0% (2002 - 6.75%).

   B)    401(K) PLAN

         The Company sponsors a defined contribution 401(k) savings plan, which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $2 in 2003 (2002 - $3).

   C)    POST-RETIREMENT BENEFIT PLAN

         In addition to the retirement plans, the Company sponsors a post-retirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It also provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2003, the benefit obligation of the postretirement benefit plan was $29 (2002 - $23), which was based on an assumed interest rate of 6.0% (2002 - 6.75%). This plan is unfunded. Post-retirement benefit plan expenses for 2003 were $2 (2002 - $2).

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

   D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN

         Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the December 31 year-ends is as follows:

                                                           EMPLOYEE                  POSTRETIREMENT
                                                          RETIREMENT                     BENEFIT
                                                            PLANS                          PLAN
                                                     --------------------------- ----------------------
                 AS AT DECEMBER 31                   2003            2002          2003           2002
                 -----------------                   ----            ----          ----           ----
CHANGE IN BENEFIT OBLIGATION

Benefit obligation at beginning of year              $ (90)         $ (81)         $ (23)         $ (21)
Service cost                                            (5)            (4)            (1)            (1)
Interest cost                                           (6)            (6)            (2)            (1)
Actuarial loss                                          (8)            (6)            (4)            (1)
Benefits paid                                            7              7              1              1
                                                     -----          -----          -----          -----

Benefit obligation at end of year                    $(102)         $ (90)         $ (29)         $ (23)
                                                     -----          -----          -----          -----
CHANGE IN PLAN ASSETS

Fair value of plan assets at beginning of year       $  60          $  74          $   -          $   -

Actual return on plan assets                            16            (10)             -              -
Employer contribution                                    2              3              1              1
Benefits paid                                           (7)            (7)            (1)            (1)
                                                     -----          -----          -----          -----

Fair value of plan assets at end of year             $  71          $  60          $   -          $   -
                                                     -----          -----          -----          -----
Funded status                                        $ (31)         $ (30)         $ (29)         $ (23)
Unrecognized transition asset                           (1)            (3)             -              -
Unrecognized actuarial loss (gain)                      50             52             (6)           (11)
Unrecognized prior service cost                          3              3              -              -
                                                     -----          -----          -----          -----

Net amount recognized                                $  21          $  22          $ (35)         $ (34)
                                                     -----          -----          -----          -----
Amounts recognized in consolidated balance
   sheets consist of:

   Prepaid benefit cost                              $  39          $   -          $   -          $   -
   Accrued benefit liability                           (24)           (24)           (35)           (34)
   Intangible asset                                      1              3              -              -
   Accumulated other comprehensive income                5             43              -              -
                                                     -----          -----          -----          -----

Net amount recognized                                $  21          $  22          $ (35)         $ (34)
                                                     -----          -----          -----          -----

                                                            EMPLOYEE            POST-RETIREMENT
                                                           RETIREMENT                BENEFIT
                                                             PLANS                     PLAN
                                                   --------------------------- --------------------
      AS AT DECEMBER 31                               2003           2002        2003          2002
      -----------------                               ----           ----        ----          ----
WEIGHTED AVERAGE ASSUMPTIONS

Discount rate                                         6.00%         6.75%        6.00%        6.75%
Expected return on plan assets                        8.25%         8.50%         N/A          N/A
Rate of compensation increase                         5.00%         5.00%        5.00%        5.00%
Cost-of-living increase                               3.00%         3.00%         N/A          N/A

         On December 31, 2003, the accrued postretirement benefit plan obligation was $29. The postretirement benefit obligation for eligible active employees was $5. The amount of the postretirement benefit obligation for ineligible active employees was $8. For measurement purposes as at December 31, 2003, an 11.00% annual rate of increase in the per capita cost of covered health care benefits were assumed for 2003 for both pre-65 and post-65 coverages. This rate was assumed to decrease gradually to 5.0% in 2016 and will remain at that level thereafter.

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

   D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN (CONTINUED)

                                                               EMPLOYEE                POST-RETIREMENT
                                                              RETIREMENT                   BENEFIT
                                                                 PLANS                      PLAN
                                                          ---------------------- ------------------------
             AS AT DECEMBER 31                            2003           2002         2003         2002
             -----------------                            ----           ----         ----         ----
COMPONENTS OF NET PERIODIC  BENEFIT COST FOR PLAN
   SPONSOR
Service cost                                              $  5           $   4       $    1       $     1
Interest cost                                                6               6            2             1
Expected return on plan assets                              (7)             (7)           -             -
Amortization of net transition obligation                   (3)             (2)           -             -
Recognized actuarial loss (gain)                             2               -           (1)           (1)
                                                          ----           -----       ------       -------

NET PERIODIC BENEFIT COST                                 $  3           $   1       $    2       $     1
                                                          ----           -----       ------       -------

         For the pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, the accumulated benefit obligation, and the fair value of plan assets were $25, $24, and $nil respectively as at December 31, 2003 and $90, $84, and $61 respectively as of December 31, 2002.

         Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2003 reported expenses:


                                                        ONE-PERCENTAGE-POINT      ONE-PERCENTAGE-POINT
                                                              INCREASE                   DECREASE
                                                              --------                   --------
Effect  on  total  of  service  and   interest cost
components                                                    $    1                    $     -
Effect on post-retirement benefit obligation                  $    4                    $    (3)

10.      STOCK BASED COMPENSATION

         There are no stock based compensation plans involving stock of ManUSA. However, employees of ManUSA participate in the Executive Stock Option Plan of MFC (the "ESOP"). Under this plan, stock options are periodically granted to selected individuals. The stock options provide the holder with the right to purchase common shares at an exchange price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding 4 years and expire not more than 10 years from the grant date. A total of 36,800,000 MFC common shares have been reserved for issuances under the ESOP.

         Details of outstanding options relating to the employees of ManUSA are as follows:

                                                           2003                                 2002
                                          -----------------------------------------------------------------------
                                                                    Weighted                         Weighted
                                          Number of options         average            Number of      average
                                               options           exercise price         options      exercise
For the years ended December 31              (thousands)             (Cdn.)           (thousands)   price (Cdn.)
-------------------------------              -----------             ------           -----------   ------------
Outstanding, January 1                           1,672              $  40.37             1,000          $ 38.36
Granted                                            270              $  36.38               764          $ 42.76
Exercised                                           (9)             $  37.75               (20)         $ 31.91
Forfeited / Cancelled                             (143)             $  41.27               (72)         $ 40.12
                                                 -----              --------             -----          -------
Outstanding, December 31                         1,790              $  38.54             1,672          $ 40.37
                                                 =====              ========             =====          =======
Exercisable, as at December 31                     832              $  38.43               626          $ 37.23
                                                 =====              ========             =====          =======

         The exercise price of stock options outstanding range from Cdn. $31.60 to Cdn. $46.95 and have a weighted average contractual remaining life of 7.5 years.

         The weighted average fair value of each option granted by MFC in 2003 has been estimated at Cdn. $10.75 (2002 - Cdn.$13.85 ) using the Black-Scholes option-pricing model. The pricing model uses the following weighted average assumptions: risk-free interest rate of 4.8% (2002 - 5.2%), dividend yield of 1.8% (2002 - 1.4%), expected volatility of 25% (2002 - 25%) and expected life of 7 years (2002 - 7 years).

         Effective January 1, 2003, MFC changed its accounting policy on a prospective basis for stock options granted to employees on or after January 1, 2002, from the intrinsic value method to the fair value method. As a result, the Company recorded in its accounts an additional compensation expense, of $1 during the year ended December 31, 2003.

         In 2000, MFC also granted deferred share units (the "DSUs") to certain employees in the ESOP. The DSUs vest over a 4-year period and each unit entitles the holder to receive one common share of MFC on retirement or termination of employment. The DSUs attract dividends in the form of additional DSUs at the same rate as dividends on the common shares of MFC. No DSUs were granted during 2003 and 2002. The number of DSUs outstanding was 170,209 as at December 31, 2003 (2002 - 154,608).
         ManUSA recorded compensation expense of $1 related to DSUs granted by MFC to its employees (2002 - $1, 2001 - $1).

         Effective January 1, 2001, MFC established the Global Share Ownership Plan (the "GSOP") in which ManUSA employees can participate. Under this plan, qualifying employees of ManUSA can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match 50% of the employee's eligible contributions. The MFC contributions vest immediately. All contributions will be used by the plan's trustee to purchase common shares in the open market. Amounts matched by MFC in respect of ManUSA employees are charged and expensed to ManUSA via the service agreement between ManUSA and MFC.

         The Company also has deferred compensation incentive plans open to all branch managers and qualified agents.

         During the first quarter of 2003, MFC established a new Restricted Share Unit ("RSU") plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares at the time the RSUs vest. RSUs vest and are paid out in 34 months and the related compensation expense is recognized over the period. At December 31 there were 217,884 RSU's outstanding for eligible employees. The Company recorded a compensation expense related to RSUs of $1, for the year ended December 31, 2003.

11.      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses a variety of derivative financial instruments as part of its efforts to manage exposures to foreign currency, interest rate, and other market risks arising from its on-balance sheet financial instruments and future commitments. These instruments include interest rate exchange agreements, cross currency swaps, and foreign currency forward contracts.

         The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with individual assets and liabilities. These interest rate exchange agreements consist primarily of interest rate swap agreements and interest rate floors and are regarded as fair value hedges.

         The Company uses cross currency swaps to reduce both foreign exchange and interest rate risk associated with outstanding non-U.S. dollar denominated debt. These instruments are regarded as fair value hedges.

         These instruments are designated and effective as hedges, as there is a high correlation between changes in market value or cash flow of the derivative and the underlying hedged item at inception and over the life of the hedge.

         The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. A foreign currency forward contract obliges the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials. These instruments are regarded as cash flow hedges.

         The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e. the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

         Outstanding derivative instruments are as follows:

                                      NOTIONAL OR CONTRACT
                                             AMOUNTS             CARRYING VALUE            FAIR VALUE
                                             -------             --------------            ----------
AS AT DECEMBER 31                       2003        2002         2003        2002        2003       2002
-----------------                       ----        ----         ----        ----        ----       ----
Interest rate & currency swaps &
floors                                 $  830      $1,039       $ (34)       $(15)       $(34)      $(15)

Interest rate option written               12          22          (1)         (2)         (1)        (2)

Equity Contracts                            9           2           -           -           -          -

Currency forwards                         276       1,040          25           5          25          5
                                       ------      ------       -----        ----        ----       ----

TOTAL DERIVATIVES                      $1,127      $2,103       $ (10)       $(12)       $(10)      $(12)
                                       ------      ------       -----        ----        ----       ----

         Fair value of derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counter parties.

12.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of the Company's financial instruments at December 31, 2003 were as follows:

                                         CARRYING VALUE     FAIR VALUE
                                         --------------     ----------
ASSETS:
   Fixed-maturity and equity securities  $       11,128     $    11,128
   Mortgage loans                                 2,187           2,419
   Policy loans                                   2,532           2,532
       Short term investments                       564             564
LIABILITIES:
   Insurance investment contracts        $        2,365     $     2,333
   Derivative financial instruments                  10              10

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed-maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

         MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

         POLICY LOANS: Carrying values approximate fair values.

         INSURANCE INVESTMENT CONTRACTS: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

         DERIVATIVE FINANCIAL INSTRUMENTS: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying values in the consolidated balance sheets for separate account assets and liabilities approximate their fair value. Fair value was determined by applying the above outlined methodology to the relevant assets underlying the respective separate accounts.

13.      RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $254 in 2003 ( 2002- $277 and 2001- $272 ).

         MFC also provides a claims paying guarantee to certain U.S. policyholders.

         On December 20, 2002, the Company entered into a reinsurance agreement with MRL, to reinsure a block of variable annuity business. The contract reinsures all risks, however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $123 in 2003 ( 2002 -$168), which is classified as unearned revenue and reported in other liabilities. The amount is being amortized to income as payments are made to MRL. The balance of this unearned revenue as of December 31, 2003 is $253.

         On September 23, 1997, the Company entered into a reinsurance agreement with MRL to reinsure a closed block of participating life insurance business. On December 31, 2003, the Company recaptured the reinsurance agreement. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRL under the terms of the 2003 agreement. Included in amounts due from affiliates is $nil (2002 - $487) representing the receivable from MRL for the transferred assets which are accounted for in a similar manner as invested assets available-for-sale. As a result of the early termination of the treaty, the company paid MRL a termination fee of $21, which is reported as a reduction of other revenue in 2003.

         On December 31, 2003, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurers Bermuda Limited (MRBL), to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRBL under the terms of the agreement. Included in amounts due from affiliates is $2,223 (2002 - $nil) representing the receivable from MRBL for the transferred assets, which are accounted for in a similar manner as invested assets available-for-sale.

         Pursuant to a promissory note dated December 19, 2000, issued pursuant to a Credit Agreement of the same date, the Company received a loan of $250 ($375 Canadian) from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The maturity date with respect to any borrowing is 365 days following the date of the advance of a loan, however the loan is normally renegotiated at each year end. Interest is calculated at a fluctuating rate equivalent to LIBOR plus 39 basis points (32 basis points in 2002) and is payable quarterly commencing March 28, 2001. On December 30, 2002, the Company repaid $177 ($279 Canadian) of the principal balance outstanding. The remaining principal outstanding is $74 ($96 Canadian) and $61 ($96 Canadian) on December 31, 2003 and 2002 respectively.

         On December 29 2001, ManUSA entered into a one-year agreement with MLI to swap $250 ($375 Canadian) at 3-month Banker's Acceptance note plus
         31.34 basis points for US $240 at 3-month LIBOR plus 32.5 basis points. There was no gain or loss reported on the maturity of the swap. On December 29, 2002, ManUSA entered into a one year agreement with MLI to swap Cdn$96 at 3-month Banker's Acceptance note plus 32 basis points for US$61 at a 3-month LIBOR plus 25 basis points. There was no gain or loss on the maturity of the swap. Effective December 28, 2003, the Company entered into a one year agreement to swap Cdn$96 at 3-month Banker's Acceptance note plus 39 basis points for US$71 at a 3-month LIBOR plus 25 basis points.

         A promissory note dated August 7, 2001, was issued by MNA to an affiliate MHHL, pursuant to a Credit Agreement of the same date, with respect to an initial loan of $3.8. The maturity date with respect to any borrowing is 365 days after the date of the advance of a loan. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 25 basis points and is payable quarterly starting March 28, 2001. The rate was 3.06% at December 31, 2003.

         Pursuant to a promissory note dated May 7, 1999, ENNAL Inc., a wholly owned non-life subsidiary of the Company, loaned $83 ($125 Canadian) to MLI. Interest is calculated at a rate of 5.6% per annum and is payable annually on December 15. The principal balance was collected on December 15, 2003, resulting in a foreign exchange gain of $10 which was recorded as a realized investment gain.

         As at December 31, 2003, the Company had a total of 2 (2002 - 3) inter-company loans to MRL with a carrying value of $19 (2002 - $27). One of the loans, with a carrying value of $1, matured on December 31, 2003 and was fully paid on January 6, 2004. The other loan matures on May 11, 2006 and bears interest at LIBOR plus 60 basis points. The rate at December 31, 2003 was 1.76%.

         The Company has a liquidity pool in which affiliates can invest their excess cash. The resulting economies of scale allow the Company to earn a spread over the amount it pays its affiliates and the affiliates to earn improved returns on their excess cash. The maximum amount of each affiliate's participation is set by the Company's board.

         Each affiliate's participation in the liquidity pool is evidenced by a grid promissory note issued by the Company with the following terms:

         (1)      A term of approximately ten (10) years;

         (2) Interest payable on the funds is reset daily to the one-month US Dollar London Inter-Bank Bid ("LIBID");

         (3)      Accrued interest is capitalized on the last day of each month;

         (4) The Company can repay, and the lender can require the payment of, all or part of the lender's outstanding balance at any time upon two days prior written notice to the other;

         (5) The unpaid principal plus interest may be reduced to zero from time to time without affecting the validity of the note.

         None of the affiliates are permitted to use the liquidity pool to borrow for their short term cash needs.

         The following table identifies the affiliates and outlines the details of their participation in the Company's liquidity pool:

          AFFILIATE                 LIMIT       EXPIRATION DATE                2003               2002
          ---------                 -----       ---------------                ----               ----
MIC                                 $100           02/24/2012                  $ 34               $10
MRL                                 $ 75           12/31/2012                    71                47
MRBL                                $ 75           12/31/2013                    50                 -
MRBL Reinsurance Trust              $200           12/31/2013                    58                 -
TOTAL                                                                          $213               $57

         The amounts are included in due to affiliates.

14.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         Reinsurance premiums are included in premium revenue as follows:

FOR THE YEARS ENDED DECEMBER 31                                      2003           2002         2001
-------------------------------                                      ----           ----         ----
Direct premiums                                                     $1,011        $ 1,011       $  995

Reinsurance assumed                                                    309            323          369

Reinsurance ceded                                                     (365)          (332)        (320)
                                                                    ------        -------       ------

TOTAL PREMIUMS                                                      $  955        $ 1,002       $1,044
                                                                    ------        -------       ------

         Reinsurance recoveries on ceded reinsurance contracts were $309, $311, and $416 during 2003, 2002 and 2001, respectively.

15.       CONTINGENCIES AND COMMITMENTS

         The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

         During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The minimum aggregate rental commitments on the ground lease together with other rental office space commitments for the next five years are as follows: $12 for 2004, and $11 for 2005 and thereafter. There were no other material operating leases in existence at the end of 2003.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A (FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA SEPARATE ACCOUNT THREE)

Audited Financial Statements

Years ended December 31, 2003 and 2002 with Report of Independent Auditors

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                          Audited Financial Statements

                     Years ended December 31, 2003 and 2002

                                    CONTENTS

Report of Independent Auditors..........................................................................      1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity.........................................................      3
Statements of Operations and Changes in Contract Owners' Equity.........................................      5
Notes to Financial Statements...........................................................................     32

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
         (formerly The Manufacturers Life Insurance Company of America Separate Account Three)

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (comprising, respectively, the Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, American Blue Chip Income & Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Core Value Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Allocation Trust, Global Bond Trust, Global Equity Trust, Global Equity Select Trust, Growth & Income Trust, Health Sciences Trust, High Grade Bond Trust, High Yield Trust, Income & Value Trust, International Equity Select Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Internet Technologies Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Large Cap Value Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Core Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Opportunities Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Natural Resources Trust, Overseas Trust, Pacific Rim Emerging Markets Trust, Quantitative All Cap Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Real Return Bond Trust, Science & Technology Trust, Select Growth Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Company Blend Trust, Small Company Value Trust, Small-Mid Cap Trust, Small-Mid Cap Growth Trust, Special Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Strategic Value Trust, Telecommunications Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Trust, Utilities Trust, Value Trust and 500 Index Trust Sub-Accounts) of The Manufacturers Life Insurance Company (U.S.A.) as of December 31, 2003, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A at December 31, 2003, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

March 26, 2004

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2003

ASSETS
Investments at fair value:
    Sub-Accounts:
        Aggressive Growth Trust - 624,414 shares (cost $9,302,458)                 $ 8,292,221
        All Cap Core Trust - 1,044,531 shares (cost $16,080,930)                    14,330,968
        All Cap Growth Trust - 1,165,267 shares (cost $18,196,092)                  16,791,502
        All Cap Value Trust - 285,814 shares (cost $3,033,219)                       3,595,544
        American Blue Chip Income & Growth Trust - 69,639 shares (cost $989,004)     1,076,622
        American Growth Trust - 124,048 shares (cost $1,783,947)                     1,912,823
        American Growth-Income Trust - 75,075 shares (cost $1,094,928)               1,167,422
        American International Trust - 148,000 shares (cost $2,339,833)              2,468,646
        Balanced Trust - 1,996,065 shares (cost $33,157,911)                        25,250,219
        Blue Chip Growth Trust - 2,417,321 shares (cost $40,942,819)                37,420,129
        Capital Appreciation Trust - 170,644 shares (cost $1,214,230)                1,371,982
        Core Value Trust - 51,177 shares (cost $511,696)                               591,100
        Diversified Bond Trust - 1,426,396 shares (cost $15,100,509)                15,490,655
        Dynamic Growth Trust - 1,139,486 shares (cost $4,064,740)                    5,013,740
        Emerging Growth Trust - 15,575 shares (cost $244,029)                          245,303
        Emerging Small Company Trust - 2,282,769 shares (cost $60,242,535)          58,849,795
        Equity-Income Trust - 3,177,825 shares (cost $46,939,103)                   48,366,495
        Equity Index Trust - 4,109,622 shares (cost $64,585,870)                    55,890,853
        Financial Services Trust - 118,314 shares (cost $1,282,631)                  1,506,136
        Fundamental Value Trust - 592,848 shares (cost $6,428,182)                   7,535,099
        Global Allocation Trust - 93,359 shares (cost $877,250)                        905,583
        Global Bond Trust - 290,001 shares (cost $4,000,661)                         4,448,611
        Global Equity Trust - 837,226 shares (cost $9,418,093)                      10,976,035
        Global Equity Select Trust - 4,333 shares (cost $46,876)                        54,337
        Growth & Income Trust - 2,275,552 shares (cost $59,454,220)                 49,584,271
        Health Sciences Trust - 208,860 shares (cost $2,487,745)                     2,796,636
        High Grade Bond Trust - 33,571 shares (cost $463,243)                          467,645
        High Yield Trust - 1,380,818 shares (cost $12,531,305)                      13,739,135
        Income & Value Trust - 1,283,009 shares (cost $12,162,924)                  13,279,144
        International Equity Select Trust - 19,413 shares (cost $220,799)              263,829
        International Index Trust - 251,784 shares (cost $2,129,024)                 2,286,196
        International Small Cap Trust - 560,124 shares (cost $7,727,073)             8,166,604
        International Stock Trust - 2,221,572 shares (cost $18,909,027)             21,527,031
        International Value Trust - 844,255 shares (cost $9,643,034)                10,409,668
        Internet Technologies Trust                                                          -
        Investment Quality Bond Trust - 1,995,015 shares (cost $23,318,053)         25,097,289
        Large Cap Growth Trust - 1,891,234 shares (cost $20,047,501)                17,985,631
        Large Cap Value Trust - 100,551 shares (cost $1,509,652)                     1,574,632
        Lifestyle Aggressive 1000 Trust - 690,220 shares (cost $7,257,835)           7,544,107
        Lifestyle Balanced 640 Trust - 2,229,652 shares (cost $25,620,067)          27,714,579
        Lifestyle Conservative 280 Trust - 422,783 shares (cost $5,402,170)          5,766,764
        Lifestyle Growth 820 Trust - 3,201,313 shares (cost $37,299,333)            37,967,569
        Lifestyle Moderate 460 Trust - 451,646 shares (cost $5,260,419)              5,776,547
        Mid Cap Core Trust - 13,717 shares (cost $193,833)                             210,142
        Mid Cap Growth Trust                                                                 -
        Mid Cap Index Trust - 399,559 shares (cost $4,893,414)                       5,817,582

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

           Statement of Assets and Contract Owners' Equity (continued)
                                December 31, 2003

ASSETS (CONTINUED)
Investments at fair value:
    Sub-Accounts:
        Mid Cap Opportunities Trust                                              $          -
        Mid Cap Stock Trust - 540,411 shares (cost $5,348,683)                      6,414,678
        Mid Cap Value Trust - 673,529 shares (cost $8,265,080)                      9,867,204
        Money Market Trust - 9,338,324 shares (cost $93,383,242)                   93,383,242
        Natural Resources Trust - 62,937 shares (cost $964,623)                     1,132,857
        Overseas Trust - 891,629 shares (cost $7,857,146)                           8,532,885
        Pacific Rim Emerging Markets Trust - 974,857 shares (cost $7,276,193)       7,954,829
        Quantitative All Cap Trust - 2,927 shares (cost $43,039)                       44,046
        Quantitative Equity Trust - 2,500,523 shares (cost $55,006,687)            38,007,942
        Quantitative Mid Cap Trust - 60,518 shares (cost $564,164)                    661,466
        Real Estate Securities Trust - 1,681,285 shares (cost $25,963,575)         35,054,800
        Real Return Bond Trust - 101,029 shares (cost $1,281,103)                   1,324,485
        Science & Technology Trust - 1,911,327 shares (cost $17,185,150)           21,846,463
        Select Growth Trust - 48,422 shares (cost $434,513)                           501,653
        Small Cap Index Trust - 346,201 shares (cost $3,539,324)                    4,431,369
        Small Cap Opportunities Trust - 16,308 shares (cost $250,468)                 285,388
        Small Company Blend Trust - 528,160 shares (cost $5,106,871)                6,021,024
        Small Company Value Trust - 877,164 shares (cost $12,270,868)              15,034,590
        Small-Mid Cap Trust - 24,081 shares (cost $255,526)                           292,105
        Small-Mid Cap Growth Trust - 20,701 shares (cost $170,615)                    208,462
        Special Value Trust - 42,051 shares (cost $557,377)                           665,250
        Strategic Bond Trust - 769,228 shares (cost $8,352,200)                     9,023,050
        Strategic Growth Trust - 301,160 shares (cost $2,581,390)                   3,029,672
        Strategic Opportunities Trust - 2,457,773 shares (cost $36,995,272)        23,938,705
        Strategic Value Trust - 85,570 shares (cost $779,517)                         858,268
        Telecommunications Trust                                                            -
        Total Return Trust - 1,264,145 shares (cost $17,710,528)                   17,963,495
        Total Stock Market Index Trust - 401,977 shares (cost $3,583,250)           4,003,691
        U.S. Government Securities Trust - 1,375,602 shares (cost $18,993,188)     19,272,188
        U.S. Large Cap Trust - 1,232,460 shares (cost $14,157,992)                 15,824,781
        Utilities Trust - 87,769 shares (cost $731,246)                               827,660
        Value Trust - 1,034,479 shares (cost $16,040,772)                          17,679,245
        500 Index Trust - 2,778,257 shares (cost $23,948,859)                      26,754,612
                                                                                 ------------
Total assets                                                                     $972,366,926
                                                                                 ============

CONTRACT OWNERS' EQUITY
Variable life contracts                                                          $972,366,926
                                                                                 ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity

                                                                            SUB-ACCOUNT
                                            --------------------------------------------------------------------------
                                                     AGGRESSIVE GROWTH
                                                          TRUST                             ALL CAP CORE TRUST
                                            --------------------------------------------------------------------------
                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              DEC. 31/03          DEC. 31/02          DEC. 31/03          DEC. 31/02
                                            --------------------------------------------------------------------------
Income:
Net investment income during the year        $          -         $         -         $         -       $           -
Realized gain (loss) during the year             (659,459)           (925,973)         (2,404,865)         (3,645,232)
Unrealized appreciation (depreciation)
   during the year                              2,671,678            (884,506)          5,806,054              29,129
                                            -------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                   2,012,219          (1,810,479)          3,401,189          (3,616,103)
                                            -------------------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                    1,120,426           1,332,627           2,255,194           2,840,398
    Transfer on terminations                     (761,558)           (514,959)         (1,594,925)         (1,595,881)
    Transfer on policy loans                      (27,249)            (72,586)             21,008            (139,370)
    Net interfund transfers                       446,280            (470,248)           (363,399)         (1,438,473)
                                            -------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                        777,899             274,834             317,878            (333,326)
                                            -------------------------------------------------------------------------

Total increase (decrease) in assets             2,790,118          (1,535,645)          3,719,067          (3,949,429)

Assets beginning of year                        5,502,103           7,037,748          10,611,901          14,561,330
                                            -------------------------------------------------------------------------
Assets end of year                           $  8,292,221        $  5,502,103        $ 14,330,968        $ 10,611,901
                                            =========================================================================

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

See accompanying notes.

                                                           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
                                                                       AMERICAN BLUE CHIP        AMERICAN      AMERICAN GROWTH-
     ALL CAP GROWTH TRUST                ALL CAP VALUE TRUST          INCOME & GROWTH TRUST    GROWTH TRUST      INCOME TRUST
-------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED          PERIOD ENDED        PERIOD ENDED      PERIOD ENDED
 DEC. 31/03        DEC. 31/02        DEC. 31/03        DEC. 31/02          DEC. 31/03 +        DEC. 31/03 +      DEC. 31/03 +
-------------------------------------------------------------------------------------------------------------------------------
$          -      $          -      $        973      $         19        $          -         $          -      $          -
  (2,344,091)       (4,313,449)          (15,257)         (204,466)                870                3,619               312

   6,197,226           199,577           626,558           (91,804)             87,618              128,876            72,494
-----------------------------------------------------------------------------------------------------------------------------

   3,853,135        (4,113,872)          612,274          (296,251)             88,488              132,495            72,806
-----------------------------------------------------------------------------------------------------------------------------

   1,993,484         2,218,841           267,901           286,243              45,722               65,921           133,897
  (1,704,625)       (1,363,245)         (118,683)          (69,859)            (13,937)             (27,538)          (12,219)
     (25,210)          (61,997)           (2,448)           (2,586)                  -                    -                 -
     586,487        (1,751,367)        2,087,605           404,933             956,349            1,741,945           972,938
-----------------------------------------------------------------------------------------------------------------------------

     850,136          (957,768)        2,234,375           618,731             988,134            1,780,328         1,094,616
-----------------------------------------------------------------------------------------------------------------------------

   4,703,271        (5,071,640)        2,846,649           322,480           1,076,622            1,912,823         1,167,422

  12,088,231        17,159,871           748,895           426,415                   -                    -                 -
-----------------------------------------------------------------------------------------------------------------------------
$ 16,791,502      $ 12,088,231      $  3,595,544      $    748,895        $  1,076,622         $  1,912,823      $  1,167,422
=============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                    SUB-ACCOUNT
                                          -----------------------------------------------------------
                                               AMERICAN
                                           INTERNATIONAL TRUST              BALANCED TRUST
                                          -----------------------------------------------------------
                                              PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                              DEC. 31/03 +          DEC. 31/03           DEC. 31/02
                                          -----------------------------------------------------------
Income:
Net investment income during the year         $          -         $    570,555         $    650,234
Realized gain (loss) during the year               237,233           (1,112,206)          (2,123,840)
Unrealized appreciation (depreciation)
   during the year                                 128,813            3,700,193           (2,724,751)
                                          ----------------------------------------------------------
Net increase (decrease) in assets from
   operations                                      366,046            3,158,542           (4,198,357)
                                          ----------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       130,321            2,350,683            3,363,708
    Transfer on terminations                       (35,965)          (3,301,237)          (4,308,253)
    Transfer on policy loans                           (46)              (6,765)             (89,439)
    Net interfund transfers                      2,008,290              (15,655)          (2,678,680)
                                          ----------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                       2,102,600             (972,974)          (3,712,664)
                                          ----------------------------------------------------------

Total increase (decrease) in assets              2,468,646            2,185,568           (7,911,021)

Assets beginning of year                                 -           23,064,651           30,975,672
                                          ----------------------------------------------------------
Assets end of year                            $  2,468,646         $ 25,250,219         $ 23,064,651
                                          ==========================================================

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
       BLUE CHIP GROWTH               CAPITAL APPRECIATION
            TRUST                             TRUST                        CORE VALUE TRUST              DIVERSIFIED BOND TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------------
$     14,407      $         -      $         -      $         -     $      1,751     $      1,007     $    690,479     $    526,225
  (2,268,549)      (2,278,693)         (61,067)         (60,404)          (9,119)            (859)          69,605            5,528

  10,853,369       (6,980,882)         276,726         (120,788)         100,193          (23,591)         (93,802)         360,853
-----------------------------------------------------------------------------------------------------------------------------------

   8,599,227       (9,259,575)         215,659         (181,192)          92,825          (23,443)         666,282          892,606
-----------------------------------------------------------------------------------------------------------------------------------

   4,664,861        6,320,675          298,008          285,685          174,169          143,297        1,661,910        1,501,717
  (4,563,911)      (3,703,726)         (50,965)         (68,349)         (99,100)         (18,810)      (1,073,002)      (1,488,923)
    (114,420)         (78,836)          (5,562)          (6,926)         (17,372)               -          (11,666)         (96,278)
    (928,023)         358,523          338,120          247,659          210,476           79,518        1,045,662        5,753,617
-----------------------------------------------------------------------------------------------------------------------------------

    (941,493)       2,896,636          579,601          458,069          268,173          204,005        1,622,904        5,670,133
-----------------------------------------------------------------------------------------------------------------------------------

   7,657,734       (6,362,939)         795,260          276,877          360,998          180,562        2,289,186        6,562,739

  29,762,395       36,125,334          576,722          299,845          230,102           49,540       13,201,469        6,638,730
-----------------------------------------------------------------------------------------------------------------------------------
$ 37,420,129      $29,762,395      $ 1,371,982      $   576,722     $    591,100     $    230,102     $ 15,490,655     $ 13,201,469
===================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                  SUB-ACCOUNT
                                              ------------------------------------------------------
                                                                                     EMERGING GROWTH
                                                    DYNAMIC GROWTH TRUST                  TRUST
                                              ------------------------------------------------------
                                              YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                              DEC. 31/03          DEC. 31/02          DEC. 31/03*
                                              ------------------------------------------------------
Income:
Net investment income during the year         $         -         $         -        $      9,180
Realized gain (loss) during the year             (661,927)           (750,975)              5,046
Unrealized appreciation (depreciation)
   during the year                              1,742,645             174,955               1,275
                                              ---------------------------------------------------
Net increase (decrease) in assets from
   operations                                   1,080,718            (576,020)             15,501
                                              ---------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                      658,888             467,476              15,451
    Transfer on terminations                     (373,666)           (143,351)            (19,021)
    Transfer on policy loans                      (20,510)            (10,009)                  -
    Net interfund transfers                     2,076,483            (122,857)            233,372
                                              ---------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                      2,341,195             191,259             229,802
                                              ---------------------------------------------------

Total increase (decrease) in assets             3,421,913            (384,761)            245,303

Assets beginning of year                        1,591,827           1,976,588                   -
                                              ---------------------------------------------------
Assets end of year                            $ 5,013,740         $ 1,591,827        $    245,303
                                              ===================================================

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                                            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
           EMERGING                                                                                        FINANCIAL SERVICES
     SMALL COMPANY TRUST               EQUITY-INCOME TRUST               EQUITY INDEX TRUST                       TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------------
$          -     $          -     $  1,315,200     $  1,349,315     $    746,763     $    647,555     $      1,395     $         10
     167,110         (867,854)      (1,032,949)        (434,536)      (3,347,772)      (1,228,558)         (10,586)         (22,964)

  17,132,657      (18,817,305)       9,139,351       (5,952,967)      15,656,083      (14,294,327)         286,037          (69,931)
------------------------------------------------------------------------------------------------------------------------------------

  17,299,767      (19,685,159)       9,421,602       (5,038,188)      13,055,074      (14,875,330)         276,846          (92,885)
------------------------------------------------------------------------------------------------------------------------------------

   5,042,088        6,493,290        4,033,321        4,041,638        5,885,463        7,285,810          215,712          131,251
  (7,060,618)      (7,988,413)      (3,419,484)      (2,850,017)      (8,133,620)      (7,071,986)        (112,374)        (112,354)
    (143,229)        (116,641)        (161,243)        (249,726)        (172,984)         919,863           (3,592)            (456)
  (2,223,488)      (3,013,104)       4,863,267        6,195,339       (4,383,306)      (1,531,921)         550,038          339,761
------------------------------------------------------------------------------------------------------------------------------------

  (4,385,247)      (4,624,868)       5,315,861        7,137,234       (6,804,447)        (398,234)         649,784          358,202
------------------------------------------------------------------------------------------------------------------------------------

  12,914,520      (24,310,027)      14,737,463        2,099,046        6,250,627      (15,273,564)         926,630          265,317

  45,935,275       70,245,302       33,629,032       31,529,986       49,640,226       64,913,790          579,506          314,189
------------------------------------------------------------------------------------------------------------------------------------
$ 58,849,795     $ 45,935,275     $ 48,366,495     $ 33,629,032     $ 55,890,853     $ 49,640,226     $  1,506,136     $    579,506
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                  SUB-ACCOUNT
                                         --------------------------------------------------------------
                                               FUNDAMENTAL VALUE              GLOBAL ALLOCATION
                                                     TRUST                           TRUST
                                         --------------------------------------------------------------
                                           YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                           DEC. 31/03     DEC. 31/02      DEC. 31/03      DEC. 31/02
                                         --------------------------------------------------------------
Income:
Net investment income during the year     $    13,512     $     2,588     $     2,599     $        12
Realized gain (loss) during the year          (36,960)        (62,394)        (22,631)        (68,373)
Unrealized appreciation (depreciation)
   during the year                          1,577,727        (476,467)        181,436         (75,107)
                                         --------------------------------------------------------------
Net increase (decrease) in assets from
   operations                               1,554,279        (536,273)        161,404        (143,468)
                                         --------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                  676,486       1,494,972         145,688         153,663
    Transfer on terminations                 (458,383)       (226,426)        (63,097)        (74,521)
    Transfer on policy loans                  (16,852)         (9,142)           (179)           (169)
    Net interfund transfers                 1,619,321       1,386,726         143,422         129,574
                                         --------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                  1,820,572       2,646,130         225,834         208,547
                                         --------------------------------------------------------------

Total increase (decrease) in assets         3,374,851       2,109,857         387,238          65,079

Assets beginning of year                    4,160,248       2,050,391         518,345         453,266
                                         --------------------------------------------------------------
Assets end of year                        $ 7,535,099     $ 4,160,248     $   905,583     $   518,345
                                         ==============================================================

See accompanying notes.

                                                           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                                         GLOBAL EQUITY SELECT                GROWTH & INCOME
      GLOBAL BOND TRUST                GLOBAL EQUITY TRUST                      TRUST                             TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------------
$    113,246      $         -     $     86,646     $    127,745     $        698     $        321     $    419,344     $  1,898,492
     156,125          147,039          591,733       (2,839,362)          (1,207)              48         (946,529)        (342,763)

     229,024          221,756        1,756,806          761,544           10,581           (4,537)      10,986,207      (14,246,266)
-----------------------------------------------------------------------------------------------------------------------------------

     498,395          368,795        2,435,185       (1,950,073)          10,072           (4,168)      10,459,022      (12,690,537)
-----------------------------------------------------------------------------------------------------------------------------------

     627,664          335,185        1,190,121        1,587,921           16,118              703        4,981,780        6,719,947
    (481,088)        (190,880)      (1,013,536)      (1,012,082)         (10,158)          (2,770)      (4,761,150)      (4,476,502)
      (4,386)          (6,317)         (13,112)           2,211           (9,648)               -         (150,095)        (207,203)
   1,237,597          793,892         (458,310)        (507,473)          19,565           21,528         (468,577)      (1,533,612)
-----------------------------------------------------------------------------------------------------------------------------------

   1,379,787          931,880         (294,837)          70,577           15,877           19,461         (398,042)         502,630
-----------------------------------------------------------------------------------------------------------------------------------

   1,878,182        1,300,675        2,140,348       (1,879,496)          25,949           15,293       10,060,980      (12,187,907)

   2,570,429        1,269,754        8,835,687       10,715,183           28,388           13,095       39,523,291       51,711,198
-----------------------------------------------------------------------------------------------------------------------------------
$  4,448,611     $  2,570,429     $ 10,976,035     $  8,835,687     $     54,337     $     28,388     $ 49,584,271     $ 39,523,291
===================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                  SUB-ACCOUNT
                                         -------------------------------------------------------------
                                                HEALTH SCIENCES                 HIGH GRADE BOND
                                                     TRUST                           TRUST
                                         -------------------------------------------------------------
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02
                                         -------------------------------------------------------------
Income:
Net investment income during the year     $         -     $     2,696     $       177     $     2,161
Realized gain (loss) during the year           57,069         (64,358)         21,919           1,063
Unrealized appreciation (depreciation)
   during the year                            545,340        (281,929)        (11,849)         21,819
                                         -------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                 602,409        (343,591)         10,247          25,043
                                         -------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                  271,070         220,811         372,592         187,120
    Transfer on terminations                 (170,996)       (145,071)       (273,926)        (46,115)
    Transfer on policy loans                  (21,584)         (4,473)        (16,562)              -
    Net interfund transfers                   908,922         461,725          (8,201)         58,822
                                         -------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                    987,412         532,992          73,903         199,827
                                         -------------------------------------------------------------

Total increase (decrease) in assets         1,589,821         189,401          84,150         224,870

Assets beginning of year                    1,206,815       1,017,414         383,495         158,625
                                         -------------------------------------------------------------
Assets end of year                        $ 2,796,636     $ 1,206,815     $   467,645     $   383,495
                                         =============================================================

See accompanying notes.

                                                               SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                         INCOME & VALUE                 INTERNATIONAL EQUITY              INTERNATIONAL INDEX
       HIGH YIELD TRUST                       TRUST                         SELECT TRUST                          TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------------
$    638,102     $    478,585     $    255,324     $    245,476     $          -     $          -     $     28,667     $     14,133
     472,995       (1,074,481)      (1,013,951)        (467,202)          (4,373)            (799)         235,614          (88,752)

   1,331,831          274,981        3,699,492       (1,770,201)          46,367           (3,556)         345,582         (107,281)
------------------------------------------------------------------------------------------------------------------------------------

   2,442,928         (320,915)       2,940,865       (1,991,927)          41,994           (4,355)         609,863         (181,900)
------------------------------------------------------------------------------------------------------------------------------------

   1,061,404        1,287,962        1,850,446        2,008,993           63,130           32,858          281,432          249,032
  (1,728,458)        (520,967)      (1,218,095)      (1,284,241)         (19,191)          (8,806)        (240,573)        (102,173)
     (47,040)         (63,045)          (9,741)         (24,760)               -                -              317           (8,904)
   3,798,700        1,656,929       (2,235,140)       4,967,192          110,046           36,506          621,716          281,413
------------------------------------------------------------------------------------------------------------------------------------

   3,084,606        2,360,879       (1,612,530)       5,667,184          153,985           60,558          662,892          419,368
------------------------------------------------------------------------------------------------------------------------------------

   5,527,534        2,039,964        1,328,335        3,675,257          195,979           56,203        1,272,755          237,468

   8,211,601        6,171,637       11,950,809        8,275,552           67,850           11,647        1,013,441          775,973
------------------------------------------------------------------------------------------------------------------------------------
$ 13,739,135     $  8,211,601     $ 13,279,144     $ 11,950,809     $    263,829     $     67,850     $  2,286,196     $  1,013,441
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                            SUB-ACCOUNT
                                             -------------------------------------------------------------------------
                                                    INTERNATIONAL SMALL                    INTERNATIONAL STOCK
                                                        CAP TRUST                                 TRUST
                                             -------------------------------------------------------------------------
                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              DEC. 31/03          DEC. 31/02          DEC. 31/03          DEC. 31/02
                                             -------------------------------------------------------------------------
Income:
Net investment income during the year        $          -        $          -        $     89,494        $     89,227
Realized gain (loss) during the year            2,775,909            (547,710)          2,857,679          (6,916,278)
Unrealized appreciation (depreciation)
   during the year                                541,790            (113,151)          2,464,644           2,437,782
                                             -------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                   3,317,699            (660,861)          5,411,817          (4,389,269)
                                             -------------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                      641,255             851,709           2,286,316           3,138,095
    Transfer on terminations                     (672,658)           (389,753)         (2,165,225)         (2,430,485)
    Transfer on policy loans                       18,463             (31,160)           (223,437)             29,077
    Net interfund transfers                       916,739            (288,008)           (762,367)         (1,668,332)
                                             -------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                        903,799             142,788            (864,713)           (931,645)
                                             -------------------------------------------------------------------------

Total increase (decrease) in assets             4,221,498            (518,073)          4,547,104          (5,320,914)

Assets beginning of year                        3,945,106           4,463,179          16,979,927          22,300,841
                                             -------------------------------------------------------------------------
Assets end of year                           $  8,166,604        $  3,945,106        $ 21,527,031        $ 16,979,927
                                             =========================================================================

** Terminated as an investment option and funds transferred to Science & Technology Trust on May 2, 2003.

See accompanying notes.

                                                            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL VALUE            INTERNET TECHNOLOGIES             INVESTMENT QUALITY BOND              LARGE CAP GROWTH
            TRUST                             TRUST                             TRUST                             TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/03       DEC. 31/02      DEC. 31/03**      DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------------
$     54,352     $     40,048     $          -     $          -     $  1,284,446     $  1,353,592     $     39,647     $     46,916
   2,316,009         (649,103)         114,850         (697,864)         304,780          110,791       (1,706,515)      (2,035,949)

     896,596         (197,713)          71,290          434,172          240,181          979,844        5,339,625       (1,965,657)
------------------------------------------------------------------------------------------------------------------------------------

   3,266,957         (806,768)         186,140         (263,692)       1,829,407        2,444,227        3,672,757       (3,954,690)
------------------------------------------------------------------------------------------------------------------------------------

     969,698        1,342,951           36,833          138,010        2,315,853        2,488,567        2,360,591        3,642,062
    (506,839)        (357,626)         (30,696)         (55,951)      (3,566,057)      (4,400,628)      (2,426,758)      (2,101,896)
      32,478          (38,872)           2,844           (1,892)         (69,382)        (257,143)         (32,084)        (112,887)
   2,061,196        1,170,340       (1,167,964)         328,249       (1,172,474)      (4,169,516)         814,438        1,024,894
------------------------------------------------------------------------------------------------------------------------------------

   2,556,533        2,116,793       (1,158,983)         408,416       (2,492,060)      (6,338,720)         716,187        2,452,173
------------------------------------------------------------------------------------------------------------------------------------

   5,823,490        1,310,025         (972,843)         144,724         (662,653)      (3,894,493)       4,388,944       (1,502,517)

   4,586,178        3,276,153          972,843          828,119       25,759,942       29,654,435       13,596,687       15,099,204
------------------------------------------------------------------------------------------------------------------------------------
$ 10,409,668     $  4,586,178     $          -     $    972,843     $ 25,097,289     $ 25,759,942     $ 17,985,631     $ 13,596,687
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                  SUB-ACCOUNT
                                           -------------------------------------------------------
                                            LARGE CAP VALUE         LIFESTYLE AGGRESSIVE 1000
                                                 TRUST                        TRUST
                                           -------------------------------------------------------
                                              PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                              DEC. 31/03*          DEC. 31/03         DEC. 31/02
                                           -------------------------------------------------------
Income:
Net investment income during the year         $    10,635         $    23,063         $    38,112
Realized gain (loss) during the year               30,115            (317,681)           (404,742)
Unrealized appreciation (depreciation)
   during the year                                 64,980           2,201,562            (823,576)
                                           ------------------------------------------------------
Net increase (decrease) in assets from
   operations                                     105,730           1,906,944          (1,190,206)
                                           ------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       43,117           1,633,933           1,413,841
    Transfer on terminations                      (14,043)         (1,039,563)           (578,241)
    Transfer on policy loans                            -             (12,078)              1,093
    Net interfund transfers                     1,439,828             216,797            (119,572)
                                           ------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                      1,468,902             799,089             717,121
                                           ------------------------------------------------------

Total increase (decrease) in assets             1,574,632           2,706,033            (473,085)

Assets beginning of year                                -           4,838,074           5,311,159
                                           ------------------------------------------------------
Assets end of year                            $ 1,574,632         $ 7,544,107         $ 4,838,074
                                           ======================================================

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                                            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
   LIFESTYLE BALANCED 640           LIFESTYLE CONSERVATIVE 280          LIFESTYLE GROWTH 820              LIFESTYLE MODERATE 460
            TRUST                             TRUST                             TRUST                             TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------------
$    492,307     $    491,796     $    196,250     $     23,186     $    344,722     $    552,668     $    126,843     $     98,141
    (633,244)        (419,900)          87,078          (11,940)      (1,084,414)      (1,064,972)         (57,011)        (150,444)

   4,888,847       (1,635,213)         344,580           15,872        8,790,984       (4,167,998)         713,543          (65,525)
------------------------------------------------------------------------------------------------------------------------------------

   4,747,910       (1,563,317)         627,908           27,118        8,051,292       (4,680,302)         783,375         (117,828)
------------------------------------------------------------------------------------------------------------------------------------

   2,988,343        4,189,999          740,860          765,139        5,145,619        5,628,368          826,405          616,361
  (2,773,049)      (1,620,961)      (1,299,672)        (149,160)      (3,473,534)      (2,523,489)        (353,807)        (243,885)
     (59,951)        (131,520)            (296)          (7,864)        (439,757)          43,416          (49,785)         (40,805)
   5,481,360        2,450,789        3,905,325          706,817        3,696,096          558,588        1,175,336          764,216
------------------------------------------------------------------------------------------------------------------------------------

   5,636,703        4,888,307        3,346,217        1,314,932        4,928,424        3,706,883        1,598,149        1,095,887
------------------------------------------------------------------------------------------------------------------------------------

  10,384,613        3,324,990        3,974,125        1,342,050       12,979,716         (973,419)       2,381,524          978,059

  17,329,966       14,004,976        1,792,639          450,589       24,987,853       25,961,272        3,395,023        2,416,964
------------------------------------------------------------------------------------------------------------------------------------
$ 27,714,579     $ 17,329,966     $  5,766,764     $  1,792,639     $ 37,967,569     $ 24,987,853     $  5,776,547     $  3,395,023
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                            SUB-ACCOUNT
                                           ---------------------------------------------
                                           MID CAP CORE           MID CAP GROWTH
                                              TRUST                  TRUST
                                           ---------------------------------------------
                                           PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                           DEC. 31/03**     DEC. 31/03#      DEC. 31/02
                                           ---------------------------------------------
Income:
Net investment income during the year      $         -      $         -      $         -
Realized gain (loss) during the year               596           56,428         (295,509)
Unrealized appreciation (depreciation)
   during the year                              16,310           31,193          (27,530)
                                           ---------------------------------------------
Net increase (decrease) in assets from
   operations                                   16,906           87,621         (323,039)
                                           ---------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                    35,625           65,051          317,891
    Transfer on terminations                    (6,237)         (60,852)        (128,006)
    Transfer on policy loans                         -              (20)            (870)
    Net interfund transfers                    163,848       (1,196,990)         686,999
                                           ---------------------------------------------
Net increase (decrease) in assets from
    principal transactions                     193,236       (1,192,811)         876,014
                                           ---------------------------------------------
Total increase (decrease) in assets            210,142       (1,105,190)         552,975

Assets beginning of year                             -        1,105,190          552,215
                                           ---------------------------------------------
Assets end of year                         $   210,142      $         -      $ 1,105,190
                                           =============================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

(#) Terminated as an investment option and funds transferred to Dynamic Growth Trust on May 2, 2003.

See accompanying notes.

                                                    SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
      MID CAP INDEX             MID CAP OPPORTUNITIES              MID CAP STOCK                MID CAP VALUE
          TRUST                         TRUST                         TRUST                        TRUST
--------------------------------------------------------------------------------------------------------------------
YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED    YEAR ENDED
DEC. 31/03      DEC. 31/02    DEC. 31/03#     DEC. 31/02    DEC. 31/03     DEC. 31/02      DEC. 31/03    DEC. 31/02
--------------------------------------------------------------------------------------------------------------------
$         -    $    14,056    $         -    $         -    $         -    $         -    $    28,869    $         -
     21,173       (118,644)       (72,292)       (38,584)       136,599       (387,796)       (79,890)       (12,207)

  1,280,021       (388,989)       180,038       (232,099)     1,428,911       (406,211)     1,972,179       (445,480)
--------------------------------------------------------------------------------------------------------------------

  1,301,194       (493,577)       107,746       (270,683)     1,565,510       (794,007)     1,921,158       (457,687)
--------------------------------------------------------------------------------------------------------------------

    617,459        575,191         69,631        279,619        582,970        661,915      1,183,534      1,463,395
   (318,350)      (287,551)       (38,851)       (49,626)      (357,816)      (278,251)      (588,104)      (294,274)
    (22,962)       (17,834)          (200)        (2,588)            57         (3,557)       (17,277)        (3,271)
  1,564,402        399,069       (943,038)       259,198      1,912,703       (429,933)       949,689      4,004,246
--------------------------------------------------------------------------------------------------------------------

  1,840,549        668,875       (912,458)       486,603      2,137,914        (49,826)     1,527,842      5,170,096
--------------------------------------------------------------------------------------------------------------------

  3,141,743        175,298       (804,712)       215,920      3,703,424       (843,833)     3,449,000      4,712,409

  2,675,839      2,500,541        804,712        588,792      2,711,254      3,555,087      6,418,204      1,705,795
--------------------------------------------------------------------------------------------------------------------
$ 5,817,582    $ 2,675,839    $         -    $   804,712    $ 6,414,678    $ 2,711,254    $ 9,867,204    $ 6,418,204
====================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                              SUB-ACCOUNT
                                           -----------------------------------------------------
                                                    MONEY MARKET               NATURAL RESOURCES
                                                       TRUST                         TRUST
                                           -----------------------------------------------------
                                            YEAR ENDED        YEAR ENDED          PERIOD ENDED
                                            DEC. 31/03        DEC. 31/02          DEC. 31/03**
                                           -----------------------------------------------------
Income:
Net investment income during the year      $     568,563      $   1,049,861      $           -
Realized gain (loss) during the year                   -                  -              1,543
Unrealized appreciation (depreciation)
   during the year                                     -                  -            168,234
                                           ---------------------------------------------------
Net increase (decrease) in assets from
   operations                                    568,563          1,049,861            169,777
                                           ---------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                  54,583,401         71,558,208            448,821
    Transfer on terminations                 (10,561,004)       (13,063,665)           (17,343)
    Transfer on policy loans                  (1,049,915)        (3,081,934)                 -
    Net interfund transfers                  (53,806,921)       (36,769,174)           531,602
                                           ---------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                   (10,834,439)        18,643,435            963,080
                                           ---------------------------------------------------
Total increase (decrease) in assets          (10,265,876)        19,693,296          1,132,857

Assets beginning of year                     103,649,118         83,955,822                  -
                                           ---------------------------------------------------
Assets end of year                         $  93,383,242      $ 103,649,118      $   1,132,857
                                           ===================================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
                                         PACIFIC RIM            QUANTITATIVE        QUANTITATIVE EQUITY
      OVERSEAS TRUST               EMERGING MARKETS TRUST       ALL CAP TRUST             TRUST
-----------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED    YEAR ENDED      YEAR ENDED
 DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02     DEC. 31/03**    DEC. 31/03      DEC. 31/02
-----------------------------------------------------------------------------------------------------------
$     27,993    $     37,812    $     10,858    $      9,477    $      1,136   $    229,150    $    122,979
   2,262,634        (981,955)        917,687        (422,944)              8     (3,572,171)     (1,980,143)

     800,982        (162,004)      1,700,733        (471,015)          1,006     10,877,670     (12,113,316)
-----------------------------------------------------------------------------------------------------------
   3,091,609      (1,106,147)      2,629,278        (884,482)          2,150      7,534,649     (13,970,480)
-----------------------------------------------------------------------------------------------------------

   1,024,553       1,092,382         801,578       1,032,251          28,030      4,062,523       4,867,231
    (498,964)       (514,911)       (634,960)       (782,951)          1,596     (5,168,400)     (5,569,766)
      85,025         (50,262)        (98,651)         25,859               -       (310,271)       (118,116)
    (347,341)       (564,681)       (869,792)       (863,605)         12,270     (1,909,408)     (3,766,812)
-----------------------------------------------------------------------------------------------------------

     263,273         (37,472)       (801,825)       (588,446)         41,896     (3,325,556)     (4,587,463)
-----------------------------------------------------------------------------------------------------------

   3,354,882      (1,143,619)      1,827,453      (1,472,928)         44,046      4,209,093     (18,557,943)

   5,178,003       6,321,622       6,127,376       7,600,304               -     33,798,849      52,356,792
-----------------------------------------------------------------------------------------------------------
$  8,532,885    $  5,178,003    $  7,954,829    $  6,127,376    $     44,046   $ 38,007,942    $ 33,798,849
===========================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                      SUB-ACCOUNT
                                           ------------------------------------------------------------------
                                                QUANTITATIVE MID CAP               REAL ESTATE SECURITIES
                                                       TRUST                               TRUST
                                           ------------------------------------------------------------------
                                            YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED
                                            DEC. 31/03        DEC. 31/02         DEC. 31/03       DEC. 31/02
                                           ------------------------------------------------------------------
Income:
Net investment income during the year      $          -      $          -      $    785,707      $    838,368
Realized gain (loss) during the year            (12,792)           (3,894)         (163,197)         (273,455)
Unrealized appreciation (depreciation)
   during the year                              179,288           (92,704)        9,276,823           (16,051)
                                           ------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                   166,496           (96,598)        9,899,333           548,862
                                           ------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                     29,499           130,290         2,453,336         3,005,346
    Transfer on terminations                   (103,796)          (32,674)       (3,581,500)       (2,751,255)
    Transfer on policy loans                       (216)           (2,586)         (181,298)         (242,827)
    Net interfund transfers                     158,025           179,072         1,088,395         1,114,502
                                           ------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                       83,512           274,102          (221,067)        1,125,766
                                           ------------------------------------------------------------------

Total increase (decrease) in assets             250,008           177,504         9,678,266         1,674,628

Assets beginning of year                        411,458           233,954        25,376,534        23,701,906
                                           ------------------------------------------------------------------
Assets end of year                         $    661,466      $    411,458      $ 35,054,800      $ 25,376,534
                                           ==================================================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                     SUB-ACCOUNT
------------------------------------------------------------------------------------
REAL RETURN BOND       SCIENCE & TECHNOLOGY
    TRUST                     TRUST                          SELECT GROWTH TRUST
------------------------------------------------------------------------------------
PERIOD ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
DEC. 31/03**       DEC. 31/03        DEC. 31/02        DEC. 31/03        DEC. 31/02
------------------------------------------------------------------------------------
  $          -    $          -      $          -      $         98      $          1
          (698)     (4,793,973)      (20,821,540)           (2,879)           (1,832)

        43,382      11,553,410        11,862,457            82,441           (17,629)
------------------------------------------------------------------------------------
        42,684       6,759,437        (8,959,083)           79,660           (19,460)
------------------------------------------------------------------------------------

       139,910       3,373,683         4,321,989           117,540           141,305
       (63,418)     (2,617,290)       (2,022,018)          (73,053)          (14,050)
             -        (107,329)           (9,703)           (8,515)                -
     1,205,309       1,773,304        (2,297,568)          192,834            54,520
------------------------------------------------------------------------------------

     1,281,801       2,422,368            (7,300)          228,806           181,775
------------------------------------------------------------------------------------
     1,324,485       9,181,805        (8,966,383)          308,466           162,315

             -      12,664,658        21,631,041           193,187            30,872
------------------------------------------------------------------------------------
  $  1,324,485    $ 21,846,463      $ 12,664,658      $    501,653      $    193,187
====================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                           SUB-ACCOUNT
                                           ---------------------------------------------------
                                                                                SMALL CAP
                                              SMALL CAP INDEX TRUST        OPPORTUNITIES TRUST
                                           ---------------------------------------------------
                                            YEAR ENDED       YEAR ENDED        PERIOD ENDED
                                            DEC. 31/03       DEC. 31/02        DEC. 31/03**
                                           ---------------------------------------------------
Income:
Net investment income during the year      $         -      $    21,634        $         -
Realized gain (loss) during the year          (215,679)         (56,920)             4,150
Unrealized appreciation (depreciation)
   during the year                           1,419,238         (521,453)            34,921
                                           -----------------------------------------------
Net increase (decrease) in assets from
   operations                                1,203,559         (556,739)            39,071
                                           -----------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                   501,780          485,246             40,303
    Transfer on terminations                  (450,613)        (227,587)               134
    Transfer on policy loans                   (14,877)         (16,181)                 -
    Net interfund transfers                    723,395          377,213            205,880
                                           -----------------------------------------------
Net increase (decrease) in assets from
    principal transactions                     759,685          618,691            246,317
                                           -----------------------------------------------
Total increase (decrease) in assets          1,963,244           61,952            285,388

Assets beginning of year                     2,468,125        2,406,173                  -
                                           -----------------------------------------------
Assets end of year                         $ 4,431,369      $ 2,468,125        $   285,388
                                           ===============================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                                     SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
    SMALL COMPANY BLEND             SMALL COMPANY VALUE                                              SMALL-MID CAP GROWTH
           TRUST                           TRUST                     SMALL-MID CAP TRUST                   TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02
----------------------------------------------------------------------------------------------------------------------------
$          -    $      7,477    $     61,027    $     51,112    $          -    $          -    $          -    $          -
     (57,470)       (161,345)        198,520         138,410         (12,392)            109          (3,232)         (2,152)

   1,713,496        (969,767)      3,371,052        (966,745)         49,801         (15,018)         52,790         (14,998)
----------------------------------------------------------------------------------------------------------------------------
   1,656,026      (1,123,635)      3,630,599        (777,223)         37,409         (14,909)         49,558         (17,150)
----------------------------------------------------------------------------------------------------------------------------

     803,769         754,502       1,577,358       1,741,472         104,050          34,148          52,116          71,762
    (385,150)       (411,371)     (1,127,575)       (745,209)        (44,194)        (11,579)        (14,917)         (6,324)
     (14,313)         (4,211)        (45,772)        (25,701)         (8,910)              -               -               -
     456,324         298,167       1,196,157       3,729,853         109,473          63,844          28,865          37,742
----------------------------------------------------------------------------------------------------------------------------

     860,630         637,087       1,600,168       4,700,415         160,419          86,413          66,064         103,180
----------------------------------------------------------------------------------------------------------------------------

   2,516,656        (486,548)      5,230,767       3,923,192         197,828          71,504         115,622          86,030

   3,504,368       3,990,916       9,803,823       5,880,631          94,277          22,773          92,840           6,810
----------------------------------------------------------------------------------------------------------------------------
$  6,021,024    $  3,504,368    $ 15,034,590    $  9,803,823    $    292,105    $     94,277    $    208,462    $     92,840
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                            SUB-ACCOUNT
                                          --------------------------------------------------
                                          SPECIAL VALUE TRUST       STRATEGIC BOND TRUST
                                          --------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED       YEAR ENDED
                                             DEC. 31/03**        DEC. 31/03       DEC. 31/02
                                          --------------------------------------------------
Income:
Net investment income during the year     $            -        $   373,391      $   439,180
Realized gain (loss) during the year               2,598            124,507         (122,905)
Unrealized appreciation (depreciation)
   during the year                               107,873            477,405          239,414
                                          --------------------------------------------------
Net increase (decrease) in assets from
   operations                                    110,471            975,303          555,689
                                          --------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                      71,634          1,014,802          942,965
    Transfer on terminations                     (23,485)        (1,072,348)        (780,782)
    Transfer on policy loans                        (209)           (33,113)         (80,353)
    Net interfund transfers                      506,839          1,274,419          335,682
                                          --------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                       554,779          1,183,760          417,512
                                          --------------------------------------------------

Total increase (decrease) in assets              665,250          2,159,063          973,201

Assets beginning of year                               -          6,863,987        5,890,786
                                          --------------------------------------------------
Assets end of year                        $      665,250        $ 9,023,050      $ 6,863,987
                                          ==================================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

**** Terminated as an investment option and funds transferred to Science & Technology Trust on May 2, 2003.

See accompanying notes.

                                                      SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                  STRATEGIC OPPORTUNITIES              STRATEGIC VALUE              TELECOMMUNICATIONS
   STRATEGIC GROWTH TRUST                  TRUST                           TRUST                           TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02    DEC. 31/03****    DEC. 31/02
----------------------------------------------------------------------------------------------------------------------------
$          -    $          -    $          -    $          -    $         91    $          -    $          -    $          -
     (56,337)        (85,800)     (3,326,683)     (3,605,530)        (24,428)         (8,993)        (17,790)        (43,148)

     599,988        (150,656)      8,317,512      (8,656,230)        177,932        (105,428)         41,142         (40,340)
----------------------------------------------------------------------------------------------------------------------------

     543,651        (236,456)      4,990,829     (12,261,760)        153,595        (114,421)         23,352         (83,488)
----------------------------------------------------------------------------------------------------------------------------

     638,894         387,637       2,962,816       3,832,141          76,753         194,888           8,415         157,382
    (178,279)       (100,684)     (2,586,749)     (2,840,905)        (44,056)        (25,769)         (8,014)        (17,310)
           -            (107)       (161,653)         39,934               -               -            (563)         (2,556)
     847,149         487,244        (823,819)       (472,002)        170,126          84,015        (274,118)        133,297
----------------------------------------------------------------------------------------------------------------------------

   1,307,764         774,090        (609,405)        559,168         202,823         253,134        (274,280)        270,813
----------------------------------------------------------------------------------------------------------------------------

   1,851,415         537,634       4,381,424     (11,702,592)        356,418         138,713        (250,928)        187,325

   1,178,257         640,623      19,557,281      31,259,873         501,850         363,137         250,928          63,603
----------------------------------------------------------------------------------------------------------------------------
$  3,029,672    $  1,178,257    $ 23,938,705    $ 19,557,281    $    858,268    $    501,850    $          -    $    250,928
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                    SUB-ACCOUNT
                                           ------------------------------------------------------------------
                                                                                     TOTAL STOCK MARKET
                                                 TOTAL RETURN TRUST                     INDEX TRUST
                                           ------------------------------------------------------------------
                                            YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                            DEC. 31/03        DEC. 31/02        DEC. 31/03        DEC. 31/02
                                           ------------------------------------------------------------------
Income:
Net investment income during the year      $    960,822      $    417,872      $          -      $     19,669
Realized gain (loss) during the year             46,192            94,299           (33,723)         (199,209)
Unrealized appreciation (depreciation)
   during the year                             (249,456)          437,603           829,197          (351,089)
                                           ------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                   757,558           949,774           795,474          (530,629)
                                           ------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                  2,461,402         1,985,778           332,728           474,296
    Transfer on terminations                 (1,450,466)       (1,137,000)         (246,874)         (161,428)
    Transfer on policy loans                     18,420           (58,114)           42,741           (43,148)
    Net interfund transfers                   3,089,826         4,121,515         1,077,843            (6,661)
                                           ------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                    4,119,182         4,912,179         1,206,438           263,059
                                           ------------------------------------------------------------------

Total increase (decrease) in assets           4,876,740         5,861,953         2,001,912          (267,570)

Assets beginning of year                     13,086,755         7,224,802         2,001,779         2,269,349
                                           ------------------------------------------------------------------
Assets end of year                         $ 17,963,495      $ 13,086,755      $  4,003,691      $  2,001,779
                                           ==================================================================

See accompanying notes.

                                                      SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
       U.S. GOVERNMENT                 U.S. LARGE CAP
      SECURITIES TRUST                     TRUST                      UTILITIES TRUST                  VALUE TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02
----------------------------------------------------------------------------------------------------------------------------
$    667,547    $    406,738    $     52,203    $     31,099    $      8,236    $         13    $    169,691    $    275,944
     196,908         120,368        (423,650)       (464,603)         92,165         (36,138)           (243)        199,936

    (527,286)        606,111       4,573,391      (2,728,677)        115,662          (4,190)      4,713,520      (4,092,163)
----------------------------------------------------------------------------------------------------------------------------

     337,169       1,133,217       4,201,944      (3,162,181)        216,063         (40,315)      4,882,968      (3,616,283)
----------------------------------------------------------------------------------------------------------------------------

   2,782,100       2,833,525       1,907,614       2,776,970          79,178         154,420       1,783,894       2,166,916
  (2,621,933)     (1,915,536)     (1,008,703)     (1,435,002)        (73,165)        (21,037)     (1,419,274)     (1,400,089)
     (46,189)       (121,007)         37,416         (61,424)           (224)         (2,595)        (44,408)        (37,041)
  (1,015,573)      9,382,907        (168,858)      1,399,207         179,851         242,363         101,317         807,484
----------------------------------------------------------------------------------------------------------------------------

    (901,595)     10,179,889         767,469       2,679,751         185,640         373,151         421,529       1,537,270
----------------------------------------------------------------------------------------------------------------------------

    (564,426)     11,313,106       4,969,413        (482,430)        401,703         332,836       5,304,497      (2,079,013)

  19,836,614       8,523,508      10,855,368      11,337,798         425,957          93,121      12,374,748      14,453,761
----------------------------------------------------------------------------------------------------------------------------
$ 19,272,188    $ 19,836,614    $ 15,824,781    $ 10,855,368    $    827,660    $    425,957    $ 17,679,245    $ 12,374,748
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                     SUB-ACCOUNT
                                           --------------------------------
                                                   500 INDEX TRUST                            TOTAL
                                           ----------------------------------------------------------------------
                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                            DEC. 31/03         DEC. 31/02         DEC. 31/03         DEC. 31/02
                                           ----------------------------------------------------------------------
Income:
Net investment income during the year      $     152,383      $         294      $  11,668,542      $  12,423,846
Realized gain (loss) during the year            (820,144)        (1,373,262)       (18,874,648)       (65,446,106)
Unrealized appreciation (depreciation)
   during the year                             5,562,496         (2,043,158)       192,744,505        (91,870,100)
                                           ----------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                  4,894,735         (3,416,126)       185,538,399       (144,892,360)
                                           ----------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                   4,140,522          3,842,670        153,497,446        187,490,656
    Transfer on terminations                  (2,063,017)        (1,447,257)      (100,744,020)       (92,714,622)
    Transfer on policy loans                      11,958           (112,966)        (3,784,423)        (4,908,505)
    Net interfund transfers                    5,725,291          1,672,028         (4,013,910)        (4,415,882)
                                           ----------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                     7,814,754          3,954,475         44,955,093         85,451,647
                                           ----------------------------------------------------------------------
Total increase (decrease) in assets           12,709,489            538,349        230,493,492        (59,440,713)

Assets beginning of year                      14,045,123         13,506,774        741,873,434        801,314,147
                                           ----------------------------------------------------------------------
Assets end of year                         $  26,754,612      $  14,045,123      $ 972,366,926      $ 741,873,434
                                           ======================================================================

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                          Notes to Financial Statements

                                December 31, 2003

1. ORGANIZATION

The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has seventy-five investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Account was established by The Manufacturers Life Insurance Company of America ("MLA"), a life insurance company organized in 1983 under Michigan Law. Effective January 1, 2002, MLA transferred all of its variable business to ManUSA via an assumption reinsurance agreement and as a result, products originally sold and administered under the name of MLA are now offered and administered under the name of ManUSA. Accordingly and effective January 1, 2002, the Account changed its name to The Manufacturers Life Insurance Company (U.S.A.) Separate Account A from The Manufacturers Life Insurance Company of America Separate Account Three.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. Both the Company and MLA are indirect, wholly owned subsidiaries of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

       PREVIOUS NAME                   NEW NAME             EFFECTIVE DATE
---------------------------    -----------------------    -----------------
Capital Opportunities Trust     Strategic Value Trust        May 1, 2003
 Tactical Allocation Trust     Global Allocation Trust       May 1, 2003
 U.S. Large Cap Value Trust      U.S. Large Cap Trust        May 1, 2003
        Growth Trust              All Cap Core Trust      November 25, 2002

Effective May 2, 2003 the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

         TERMINATED                   FUNDS TRANSFERRED TO
---------------------------        --------------------------
Internet Technologies Trust        Science & Technology Trust
    Mid Cap Growth Trust              Dynamic Growth Trust
Mid Cap Opportunities Trust           Dynamic Growth Trust
  Telecommunications Trust         Science & Technology Trust

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of the Company:

                                             COMMENCEMENT OF OPERATIONS OF
                                                   THE SUB-ACCOUNTS
                                             -----------------------------
American Blue Chip Income & Growth Trust              July 9, 2003
American Growth Trust                                 July 9, 2003
American Growth-Income Trust                          July 9, 2003
American International Trust                          July 9, 2003
Emerging Growth Trust                                  May 5, 2003
Large Cap Value Trust                                  May 5, 2003
Mid Cap Core Trust                                     May 5, 2003

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

                                        COMMENCEMENT OF OPERATIONS OF
                                              THE SUB-ACCOUNTS
                                        -----------------------------
Natural Resources Trust                          May 5, 2003
Quantitative All Cap Trust                       May 5, 2003
Real Return Bond Trust                           May 5, 2003
Small Cap Opportunities Trust                    May 5, 2003
Special Value Trust                              May 5, 2003

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, a charge for mortality and expense risk, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4. PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                  PURCHASES      SALES
                                                 -----------  -----------
SUB-ACCOUNTS:
    Aggressive Growth Trust                      $ 1,643,808  $   865,910
    All Cap Core Trust                             2,133,496    1,815,617
    All Cap Growth Trust                           3,114,593    2,264,457
    All Cap Value Trust                            3,178,708      943,360
    American Blue Chip Income & Growth Trust       1,000,364       12,230
    American Growth Trust                          1,828,204       47,876
    American Growth-Income Trust                   1,099,155        4,539
    American International Trust                  18,317,954   16,215,355
    Balanced Trust                                 2,051,443    2,453,861
    Blue Chip Growth Trust                         4,441,338    5,368,425
    Capital Appreciation Trust                       844,163      264,562
    Core Value Trust                                 440,963      171,039
    Diversified Bond Trust                         4,128,305    1,814,922
    Dynamic Growth Trust                           3,622,147    1,280,952
    Emerging Growth Trust                            282,669       43,687
    Emerging Small Company Trust                   3,483,914    7,869,160
    Equity-Income Trust                           10,186,885    3,555,825
    Equity Index Trust                             5,191,545   11,249,229
    Financial Services Trust                         845,652      194,473
    Fundamental Value Trust                        2,208,874      374,791

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES (CONTINUED)

                                                   PURCHASES       SALES
                                                 ------------   ------------
SUB-ACCOUNTS:
    Global Allocation Trust                      $    278,660   $     50,226
    Global Bond Trust                               2,442,641        949,608
    Global Equity Trust                            12,069,484     12,277,676
    Global Equity Select Trust                         38,371         21,796
    Growth & Income Trust                           3,769,815      3,748,514
    Health Sciences Trust                           2,834,852      1,847,440
    High Grade Bond Trust                             694,569        620,488
    High Yield Trust                               14,298,580     10,575,873
    Income & Value Trust                            3,087,719      4,444,924
    International Equity Select Trust                 190,978         36,994
    International Index Trust                      23,738,259     23,046,700
    International Small Cap Trust                  70,147,824     69,244,024
    International Stock Trust                      52,138,221     52,913,440
    International Value Trust                      59,801,912     57,191,028
    Internet Technologies Trust                       431,018      1,590,001
    Investment Quality Bond Trust                   4,063,397      5,271,011
    Large Cap Growth Trust                          2,788,813      2,032,979
    Large Cap Value Trust                           1,633,405        153,867
    Lifestyle Aggressive 1000 Trust                 1,729,828        907,676
    Lifestyle Balanced 640 Trust                    8,684,194      2,555,184
    Lifestyle Conservative 280 Trust                5,116,145      1,573,678
    Lifestyle Growth 820 Trust                      8,827,008      3,553,863
    Lifestyle Moderate 460 Trust                    2,800,769      1,075,777
    Mid Cap Core Trust                                197,547          4,311
    Mid Cap Growth Trust                            1,219,223      2,412,034
    Mid Cap Index Trust                             2,797,717        957,169
    Mid Cap Opportunities Trust                       515,818      1,428,276
    Mid Cap Stock Trust                             4,588,007      2,450,093
    Mid Cap Value Trust                             3,203,722      1,647,011
    Money Market Trust                            326,499,387    336,765,263
    Natural Resources Trust                           975,562         12,482
    Overseas Trust                                 77,254,609     76,963,343
    Pacific Rim Emerging Markets Trust             22,490,007     23,280,974
    Quantitative All Cap Trust                         43,476            445
    Quantitative Equity Trust                       2,116,062      5,212,468
    Quantitative Mid Cap Trust                        238,238        154,726
    Real Estate Securities Trust                    3,798,921      3,234,281
    Real Return Bond Trust                          1,337,128         55,327
    Science & Technology Trust                     11,934,918      9,512,550
    Select Growth Trust                               351,704        122,800
    Small Cap Index Trust                           2,652,025      1,892,340
    Small Cap Opportunities Trust                     319,452         73,134
    Small Company Blend Trust                       2,111,654      1,251,025
    Small Company Value Trust                       4,926,152      3,264,957
    Small-Mid Cap Trust                               257,708         97,290
    Small-Mid Cap Growth Trust                         86,753         20,689

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES (CONTINUED)

                                         PURCHASES         SALES
                                       -------------   -------------
SUB-ACCOUNTS:
    Special Value Trust                      593,426          38,643
    Strategic Bond Trust                   3,788,480       2,231,329
    Strategic Growth Trust                 1,642,535         334,770
    Strategic Opportunities Trust          2,103,866       2,713,271
    Strategic Value Trust                    271,717          68,803
    Telecommunications Trust                  87,209         361,489
    Total Return Trust                     7,674,096       2,594,092
    Total Stock Market Index Trust         1,355,936         149,499
    U.S. Government Securities Trust       5,214,965       5,449,014
    U.S. Large Cap Trust                   2,540,670       1,720,998
    Utilities Trust                        1,825,241       1,631,366
    Value Trust                            2,830,515       2,239,296
    500 Index Trust                       11,849,669       3,882,532
                                       -------------   -------------
                                       $ 863,344,757   $ 806,721,127
                                       =============   =============

5. FINANCIAL HIGHLIGHTS

                                             SUB-ACCOUNT
                             -------------------------------------------
                                       AGGRESSIVE GROWTH TRUST
                             -------------------------------------------
                              YEAR ENDED      YEAR ENDED      YEAR ENDED
                              DEC. 31/03      DEC. 31/02      DEC. 31/01
                             -----------     -----------     -----------
Units, beginning of year         476,997         457,854         356,548
Units issued                     125,129          91,010         159,435
Units redeemed                   (65,129)        (71,867)        (58,129)
                             -----------     -----------     -----------
Units, end of year               536,997         476,997         457,854
                             ===========     ===========     ===========

Unit value, end of year      $     15.44     $     11.53     $     15.37

Net assets, end of year      $ 8,292,221     $ 5,502,103     $ 7,037,748

Investment income ratio(1)          0.00%           0.00%           0.00%
Total return(2)                    33.87%         -24.96%         -25.98%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS

                                              SUB-ACCOUNT
                             ----------------------------------------------
                                           ALL CAP CORE TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED       YEAR ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01
                             ------------     ------------     ------------
Units, beginning of year          975,021        1,000,241          890,331
Units issued                      176,770          254,656          303,742
Units redeemed                   (150,809)        (279,876)        (193,832)
                             ------------     ------------     ------------
Units, end of year              1,000,982          975,021        1,000,241
                             ============     ============     ============

Unit value, end of year      $      14.32     $      10.88     $      14.56

Net assets, end of year      $ 14,330,968     $ 10,611,901     $ 14,561,330

Investment income ratio(1)           0.00%            0.00%            0.00%
Total return(2)                     31.55%          -25.23%          -21.37%

                                               SUB-ACCOUNT
                             ----------------------------------------------
                                          ALL CAP GROWTH TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED       YEAR ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01
                             ------------     ------------     ------------
Units, beginning of year          829,943          890,563          749,807
Units issued                      202,308          207,809          296,702
Units redeemed                   (140,208)        (268,429)        (155,946)
                             ------------     ------------     ------------
Units, end of year                892,043          829,943          890,563
                             ============     ============     ============

Unit value, end of year      $      18.82     $      14.57     $      19.27

Net assets, end of year      $ 16,791,502     $ 12,088,231     $ 17,159,871

Investment income ratio(1)           0.00%            0.00%            0.00%
Total return(2)                     29.23%          -24.41%          -23.77%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                              SUB-ACCOUNT
                             ----------------------------------------------
                                          ALL CAP VALUE TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED      PERIOD ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01*
                             ------------     ------------     ------------
Units, beginning of year           82,277           33,810                -
Units issued                      300,362          130,547           38,277
Units redeemed                    (97,135)         (82,080)          (4,467)
                             ------------     ------------     ------------
Units, end of year                285,504           82,277           33,810
                             ============     ============     ============

Unit value, end of year      $      12.59     $       9.10     $      12.61

Net assets, end of year      $  3,595,544     $    748,895     $    426,415

Investment income ratio(1)           0.05%            0.00%            0.04%
Total return(2)                     38.36%          -27.83%            0.90%

                                  SUB-ACCOUNT
                             ---------------------
                               AMERICAN BLUE CHIP
                             INCOME & GROWTH TRUST
                             ---------------------
                                  PERIOD ENDED
                                   DEC. 31/03+
                             ---------------------
Units, beginning of year                   -
Units issued                          76,675
Units redeemed                          (909)
                                 -----------
Units, end of year                    75,766
                                 ===========

Unit value, end of year          $     14.21

Net assets, end of year          $ 1,076,622

Investment income ratio(1)              0.00%
Total return(2)                        13.68%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                             SUB-ACCOUNT
                             ------------
                               AMERICAN
                             GROWTH TRUST
                             ------------
                             PERIOD ENDED
                             DEC. 31/03+
                             ------------
Units, beginning of year                -
Units issued                      141,286
Units redeemed                     (3,541)
                             ------------
Units, end of year                137,745
                             ============

Unit value, end of year      $      13.89

Net assets, end of year      $  1,912,823

Investment income ratio(1)           0.00%
Total return(2)                     11.09%

                                  SUB-ACCOUNT
                             ---------------------
                                    AMERICAN
                             GROWTH - INCOME TRUST
                             ---------------------
                                  PERIOD ENDED
                                  DEC. 31/03+
                             ---------------------
Units, beginning of year                   -
Units issued                          82,865
Units redeemed                          (344)
                                 -----------
Units, end of year                    82,521
                                 ===========

Unit value, end of year          $     14.15

Net assets, end of year          $ 1,167,422

Investment income ratio(1)              0.00%
Total return(2)                        13.18%

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                  SUB-ACCOUNT
                             -------------------
                                   AMERICAN
                             INTERNATIONAL TRUST
                             -------------------
                                 PERIOD ENDED
                                 DEC. 31/03+
                             -------------------
Units, beginning of year                   -
Units issued                       1,310,329
Units redeemed                    (1,147,763)
                                 -----------
Units, end of year                   162,566
                                 ===========

Unit value, end of year          $     15.19

Net assets, end of year          $ 2,468,646

Investment income ratio(1)              0.00%
Total return(2)                        21.48%

                                              SUB-ACCOUNT
                             ----------------------------------------------
                                             BALANCED TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED       YEAR ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01
                             ------------     ------------     ------------
Units, beginning of year        1,121,543        1,289,838        1,330,346
Units issued                       67,979           78,206          120,133
Units redeemed                   (115,321)        (246,501)        (160,641)
                             ------------     ------------     ------------
Units, end of year              1,074,201        1,121,543        1,289,838
                             ============     ============     ============

Unit value, end of year      $      23.51     $      20.57     $      24.01

Net assets, end of year      $ 25,250,219     $ 23,064,651     $ 30,975,672

Investment income ratio(1)           2.45%            2.52%            2.21%
Total return(2)                     14.30%          -14.36%          -10.20%

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                              SUB-ACCOUNT
                             ----------------------------------------------
                                         BLUE CHIP GROWTH TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED       YEAR ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01
                             ------------     ------------     ------------
Units, beginning of year        1,921,586        1,766,660        1,462,754
Units issued                      255,924          435,842          464,723
Units redeemed                   (307,093)        (280,916)        (160,817)
                             ------------     ------------     ------------
Units, end of year              1,870,417        1,921,586        1,766,660
                             ============     ============     ============

Unit value, end of year      $      20.01     $      15.49     $      20.45

Net assets, end of year      $ 37,420,129     $ 29,762,395     $ 36,125,334

Investment income ratio(1)           0.04%            0.00%            0.00%
Total return(2)                     29.17%          -24.26%          -14.61%

                                               SUB-ACCOUNT
                             ----------------------------------------------
                                       CAPITAL APPRECIATION TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED       PERIOD ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01*
                             ------------     ------------     ------------
Units, beginning of year           74,887           27,016                -
Units issued                       93,279           71,060           28,389
Units redeemed                    (30,563)         (23,189)          (1,373)
                             ------------     ------------     ------------
Units, end of year                137,603           74,887           27,016
                             ============     ============     ============

Unit value, end of year      $       9.97     $       7.70     $      11.10

Net assets, end of year      $  1,371,982     $    576,722     $    299,845

Investment income ratio(1)           0.00%            0.00%            0.00%
Total return(2)                     29.47%          -30.61%          -11.21%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                            SUB-ACCOUNT
                             -----------------------------------------
                                         CORE VALUE TRUST
                             -----------------------------------------
                             YEAR ENDED     YEAR ENDED    PERIOD ENDED
                             DEC. 31/03     DEC. 31/02    DEC. 31/01**
                             ----------     ----------    ------------
Units, beginning of year         24,424          4,163              -
Units issued                     43,149         21,882          4,212
Units redeemed                  (16,932)        (1,621)           (49)
                             ----------     ----------     ----------
Units, end of year               50,641         24,424          4,163
                             ==========     ==========     ==========

Unit value, end of year      $    11.67     $     9.42     $    11.90

Net assets, end of year      $  591,100     $  230,102     $   49,540

Investment income ratio(1)         0.44%          0.81%          0.65%
Total return(2)                   23.90%        -20.82%         -4.81%

                                              SUB-ACCOUNT
                             ----------------------------------------------
                                         DIVERSIFIED BOND TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED       YEAR ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01
                             ------------     ------------     ------------
Units, beginning of year          794,501          429,951          226,375
Units issued                      202,636          480,462          228,999
Units redeemed                   (105,900)        (115,912)         (25,423)
                             ------------     ------------     ------------
Units, end of year                891,237          794,501          429,951
                             ============     ============     ============

Unit value, end of year      $      17.38     $      16.62     $      15.44

Net assets, end of year      $ 15,490,655     $ 13,201,469     $  6,638,730

Investment income ratio(1)           4.62%            4.60%            4.79%
Total return(2)                      4.60%            7.61%            7.09%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                                   ------------------------------------------------------
                                                    DYNAMIC GROWTH TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED           YEAR ENDED
                                   DEC. 31/03            DEC. 31/02           DEC. 31/01
                                   ----------            ----------           ----------
Units, beginning of year              465,959                414,500               185,672
Units issued                        1,016,653                158,309               282,492
Units redeemed                       (345,176)              (106,850)              (53,664)
                                  -----------          -------------         -------------
Units, end of year                  1,137,436                465,959               414,500
                                  ===========          =============         =============

Unit value, end of year           $      4.41          $        3.42         $        4.77

Net assets, end of year           $ 5,013,740          $   1,591,827         $   1,976,588

Investment income ratio(1)               0.00%                  0.00%                 0.16%
Total return(2)                         29.04%                -28.36%               -40.24%

                                 SUB-ACCOUNT
                                 ------------
                                  EMERGING
                                 GROWTH TRUST
                                 ------------
                                 PERIOD ENDED
                                 DEC. 31/03*
                                 ------------
Units, beginning of year                  -
Units issued                         17,815
Units redeemed                       (2,816)
                                  ---------
Units, end of year                   14,999
                                  =========

Unit value, end of year           $   16.35

Net assets, end of year           $ 245,303

Investment income ratio(1)             0.00%
Total return(2)                       30.84%

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                       EMERGING SMALL
                                                       COMPANY  TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             1,164,612             1,260,898             1,307,969
Units issued                            75,601                79,736                87,218
Units redeemed                        (172,406)             (176,022)             (134,289)
                                  ------------          ------------          ------------
Units, end of year                   1,067,807             1,164,612             1,260,898
                                  ============          ============          ============

Unit value, end of year           $      55.11          $      39.44          $      55.71

Net assets, end of year           $ 58,849,795          $ 45,935,275          $ 70,245,302

Investment income ratio(1)                0.00%                 0.00%                 0.00%
Total return(2)                          39.73%               -29.20%               -22.24%

                                                         SUB-ACCOUNT
                                   -------------------------------------------------------
                                                     EQUITY-INCOME TRUST
                                   -------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             2,036,266             1,655,611             1,380,099
Units issued                           492,879               569,731               422,684
Units redeemed                        (196,931)             (189,076)             (147,172)
                                  ------------          ------------          ------------
Units, end of year                   2,332,214             2,036,266             1,655,611
                                  ============          ============          ============

Unit value, end of year           $      20.74          $      16.52          $      19.04

Net assets, end of year           $ 48,366,495          $ 33,629,032          $ 31,529,986

Investment income ratio(1)                1.40%                 1.28%                 1.68%
Total return(2)                          25.57%               -13.28%                 1.29%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                     EQUITY INDEX TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             3,376,208             3,430,166             3,447,963
Units issued                           277,789               339,080               347,501
Units redeemed                        (690,813)             (393,038)             (365,298)
                                  ------------          ------------          ------------
Units, end of year                   2,963,184             3,376,208             3,430,166
                                  ============          ============          ============

Unit value, end of year           $      18.86          $      14.70          $      18.92

Net assets, end of year           $ 55,890,853          $ 49,640,226          $ 64,913,790

Investment income ratio(1)                1.43%                 1.13%                 1.04%
Total return(2)                          28.28%               -22.30%               -12.26%

                                                         SUB-ACCOUNT
                                   -----------------------------------------------------
                                                  FINANCIAL SERVICES TRUST
                                   -----------------------------------------------------
                                   YEAR ENDED           YEAR ENDED          PERIOD ENDED
                                   DEC. 31/03           DEC. 31/02          DEC. 31/01*
                                   ----------           ----------          -----------
Units, beginning of year               60,661               27,008                    -
Units issued                           75,287               51,032               32,470
Units redeemed                        (17,924)             (17,379)              (5,462)
                                  -----------          -----------          -----------
Units, end of year                    118,024               60,661               27,008
                                  ===========          ===========          ===========

Unit value, end of year           $     12.76          $      9.55          $     11.63

Net assets, end of year           $ 1,506,136          $   579,506          $   314,189

Investment income ratio(1)               0.17%                0.00%                0.07%
Total return(2)                         33.58%              -17.88%               -6.93%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                                   -----------------------------------------------------
                                                  FUNDAMENTAL VALUE TRUST
                                   -----------------------------------------------------
                                   YEAR ENDED           YEAR ENDED          PERIOD ENDED
                                   DEC. 31/03           DEC. 31/02           DEC. 31/01*
                                   ----------           ----------           -----------
Units, beginning of year              423,266              174,799                    -
Units issued                          201,632              287,654              176,723
Units redeemed                        (34,438)             (39,187)              (1,924)
                                  -----------          -----------          -----------
Units, end of year                    590,460              423,266              174,799
                                  ===========          ===========          ===========

Unit value, end of year           $     12.76          $      9.83          $     11.73

Net assets, end of year           $ 7,535,099          $ 4,160,248          $ 2,050,391

Investment income ratio(1)               0.24%                0.08%                0.00%
Total return(2)                         29.83%              -16.20%               -6.16%

                                                        SUB-ACCOUNT
                                  ------------------------------------------------
                                                  GLOBAL ALLOCATION TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year             64,406             43,247             26,212
Units issued                         30,291             38,477             20,264
Units redeemed                       (5,695)           (17,318)            (3,229)
                                  ---------          ---------          ---------
Units, end of year                   89,002             64,406             43,247
                                  =========          =========          =========

Unit value, end of year           $   10.18          $    8.05          $   10.48

Net assets, end of year           $ 905,583          $ 518,345          $ 453,266

Investment income ratio(1)             0.40%              0.00%              0.11%
Total return(2)                       26.43%            -23.21%            -13.39%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                                   ----------------------------------------------------
                                                     GLOBAL BOND TRUST
                                   ----------------------------------------------------
                                   YEAR ENDED           YEAR ENDED           YEAR ENDED
                                   DEC. 31/03           DEC. 31/02           DEC. 31/01
                                   ----------           ----------           ----------
Units, beginning of year              157,748               93,604               54,365
Units issued                          133,285              162,720               46,392
Units redeemed                        (54,444)             (98,576)              (7,153)
                                  -----------          -----------          -----------
Units, end of year                    236,589              157,748               93,604
                                  ===========          ===========          ===========

Unit value, end of year           $     18.80          $     16.29          $     13.57

Net assets, end of year           $ 4,448,611          $ 2,570,429          $ 1,269,754

Investment income ratio(1)               3.32%                0.00%                0.00%
Total return(2)                         15.39%               20.12%                0.53%

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                     GLOBAL EQUITY TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year               683,601               670,651               587,025
Units issued                           868,398             1,000,266               641,444
Units redeemed                        (885,749)             (987,316)             (557,818)
                                  ------------          ------------          ------------
Units, end of year                     666,250               683,601               670,651
                                  ============          ============          ============

Unit value, end of year           $      16.47          $      12.93          $      15.98

Net assets, end of year           $ 10,976,035          $  8,835,687          $ 10,715,183

Investment income ratio(1)                0.90%                 1.33%                 2.36%
Total return(2)                          27.46%               -19.11%               -16.09%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     SUB-ACCOUNT
                                 ------------------------------------------------
                                              GLOBAL EQUITY SELECT TRUST
                                 ------------------------------------------------
                                 YEAR ENDED        YEAR ENDED       PERIOD  ENDED
                                 DEC. 31/03        DEC. 31/02       DEC. 31/01**
                                 ----------        ----------       ------------
Units, beginning of year             2,693             1,073                 -
Units issued                         3,484             1,863             1,102
Units redeemed                      (1,944)             (243)              (29)
                                  --------          --------          --------
Units, end of year                   4,233             2,693             1,073
                                  ========          ========          ========

Unit value, end of year           $  12.84          $  10.54          $  12.20

Net assets, end of year           $ 54,337          $ 28,388          $ 13,095

Investment income ratio(1)            1.76%             1.43%             0.00%
Total return(2)                      21.79%           -13.61%            -2.40%

                                                        SUB-ACCOUNT
                                   ------------------------------------------------------
                                                   GROWTH & INCOME TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             2,701,501             2,674,526             2,408,919
Units issued                           212,552               284,167               398,386
Units redeemed                        (236,662)             (257,192)             (132,779)
                                  ------------          ------------          ------------
Units, end of year                   2,677,391             2,701,501             2,674,526
                                  ============          ============          ============

Unit value, end of year           $      18.52          $      14.63          $      19.33

Net assets, end of year           $ 49,584,271          $ 39,523,291          $ 51,711,198

Investment income ratio(1)                0.97%                 0.60%                 0.40%
Total return(2)                          26.59%               -24.33%               -11.28%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       SUB-ACCOUNT
                                   -----------------------------------------------------
                                                  HEALTH SCIENCES TRUST
                                   -----------------------------------------------------
                                   YEAR ENDED           YEAR ENDED          PERIOD ENDED
                                   DEC. 31/03           DEC. 31/02          DEC. 31/01*
                                   ----------           ----------          -----------
Units, beginning of year              122,493               75,141                    -
Units issued                          243,917               77,772               76,670
Units redeemed                       (158,018)             (30,420)              (1,529)
                                  -----------          -----------          -----------
Units, end of year                    208,392              122,493               75,141
                                  ===========          ===========          ===========

Unit value, end of year           $     13.42          $      9.85          $     13.54

Net assets, end of year           $ 2,796,636          $ 1,206,815          $ 1,017,414

Investment income ratio(1)               0.00%                0.00%                0.00%
Total return(2)                         36.22%              -27.24%                8.32%

                                                    SUB-ACCOUNT
                                  -------------------------------------------------
                                                HIGH GRADE BOND TRUST
                                  -------------------------------------------------
                                  YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                  DEC. 31/03         DEC. 31/02        DEC. 31/01**
                                  ----------         ----------        ------------
Units, beginning of year             26,779             12,296                  -
Units issued                         48,072             17,728             12,537
Units redeemed                      (42,584)            (3,245)              (241)
                                  ---------          ---------          ---------
Units, end of year                   32,267             26,779             12,296
                                  =========          =========          =========

Unit value, end of year           $   14.49          $   14.32          $   12.90

Net assets, end of year           $ 467,645          $ 383,495          $ 158,625

Investment income ratio(1)             0.00%              0.76%              6.01%
Total return(2)                        1.20%             11.01%              3.21%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                                   ------------------------------------------------------
                                                      HIGH YIELD TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year               666,553               466,497               329,776
Units issued                           998,417               620,895               405,891
Units redeemed                        (768,804)             (420,839)             (269,170)
                                  ------------          ------------          ------------
Units, end of year                     896,166               666,553               466,497
                                  ============          ============          ============

Unit value, end of year           $      15.33          $      12.32          $      13.23

Net assets, end of year           $ 13,739,135          $  8,211,601          $  6,171,637

Investment income ratio(1)                5.63%                 7.73%                 9.39%
Total return(2)                          24.44%                -6.87%                -5.47%

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                    INCOME & VALUE TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year               864,729               503,442               367,507
Units issued                           182,791               429,855               168,811
Units redeemed                        (287,864)              (68,568)              (32,876)
                                  ------------          ------------          ------------
Units, end of year                     759,656               864,729               503,442
                                  ============          ============          ============

Unit value, end of year           $      17.48          $      13.82          $      16.44

Net assets, end of year           $ 13,279,144          $ 11,950,809          $  8,275,552

Investment income ratio(1)                2.02%                 2.14%                 2.51%
Total return(2)                          26.49%               -15.93%                 0.98%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    SUB-ACCOUNT
                                  -------------------------------------------------
                                               INTERNATIONAL EQUITY
                                                    SELECT TRUST
                                  -------------------------------------------------
                                  YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                  DEC. 31/03         DEC. 31/02        DEC. 31/01**
                                  ----------         ----------        ------------
Units, beginning of year              6,389                969                  -
Units issued                         16,508              6,317                975
Units redeemed                       (3,484)              (897)                (6)
                                  ---------          ---------          ---------
Units, end of year                   19,413              6,389                969
                                  =========          =========          =========

Unit value, end of year           $   13.59          $   10.62          $   12.02

Net assets, end of year           $ 263,829          $  67,850          $  11,647

Investment income ratio(1)             0.00%              0.00%              0.00%
Total return(2)                       27.97%            -11.65%             -3.84%

                                                       SUB-ACCOUNT
                                   ----------------------------------------------------
                                                   INTERNATIONAL INDEX
                                                          TRUST
                                   ----------------------------------------------------
                                   YEAR ENDED           YEAR ENDED           YEAR ENDED
                                   DEC. 31/03           DEC. 31/02           DEC. 31/01
                                   ----------           ----------           ----------
Units, beginning of year              139,896               88,736               14,103
Units issued                        2,954,495              113,233               85,154
Units redeemed                     (2,855,640)             (62,073)             (10,521)
                                  -----------          -----------          -----------
Units, end of year                    238,751              139,896               88,736
                                  ===========          ===========          ===========

Unit value, end of year           $      9.58          $      7.24          $      8.74

Net assets, end of year           $ 2,286,196          $ 1,013,441          $   775,973

Investment income ratio(1)               1.97%                1.50%                1.90%
Total return(2)                         32.18%              -17.15%              -22.41%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       SUB-ACCOUNT
                                   ----------------------------------------------------
                                                      INTERNATIONAL
                                                     SMALL CAP TRUST
                                   ----------------------------------------------------
                                   YEAR ENDED           YEAR ENDED           YEAR ENDED
                                   DEC. 31/03           DEC. 31/02           DEC. 31/01
                                   ----------           ----------           ----------
Units, beginning of year              371,074              349,581              357,528
Units issued                        5,550,626            4,010,462            1,269,990
Units redeemed                     (5,425,932)          (3,988,969)          (1,277,937)
                                  -----------          -----------          -----------
Units, end of year                    495,768              371,074              349,581
                                  ===========          ===========          ===========

Unit value, end of year           $     16.47          $     10.63          $     12.77

Net assets, end of year           $ 8,166,604          $ 3,945,106          $ 4,463,179

Investment income ratio(1)               0.00%                0.00%                0.00%
Total return(2)                         54.95%              -16.73%              -31.10%

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                    INTERNATIONAL STOCK
                                                           TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             1,828,065             1,880,342             1,763,929
Units issued                         5,436,968             5,107,852             1,578,742
Units redeemed                      (5,486,020)           (5,160,129)           (1,462,329)
                                  ------------          ------------          ------------
Units, end of year                   1,779,013             1,828,065             1,880,342
                                  ============          ============          ============

Unit value, end of year           $      12.10          $       9.29          $      11.86

Net assets, end of year           $ 21,527,031          $ 16,979,927          $ 22,300,841

Investment income ratio(1)                0.48%                 0.44%                 0.20%
Total return(2)                          30.26%               -21.69%               -21.53%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                     INTERNATIONAL VALUE
                                                           TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year               510,644               299,711               132,848
Units issued                         5,952,337             4,187,587               666,371
Units redeemed                      (5,662,849)           (3,976,654)             (499,508)
                                  ------------          ------------          ------------
Units, end of year                     800,132               510,644               299,711
                                  ============          ============          ============

Unit value, end of year           $      13.01          $       8.98          $      10.93

Net assets, end of year           $ 10,409,668          $  4,586,178          $  3,276,153

Investment income ratio(1)                0.72%                 0.79%                 0.90%
Total return(2)                          44.87%               -17.84%                -9.97%

                                                    SUB-ACCOUNT
                                --------------------------------------------------
                                                      INTERNET
                                                TECHNOLOGIES TRUST
                                --------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                 DEC. 31/03**        DEC. 31/02         DEC. 31/01
                                --------------       ----------         ----------
Units, beginning of year            408,758            218,501             91,924
Units issued                        171,241            338,431            153,326
Units redeemed                     (579,999)          (148,174)           (26,749)
                                  ---------          ---------          ---------
Units, end of year                        -            408,758            218,501
                                  =========          =========          =========

Unit value, end of year           $       -          $    2.38          $    3.79

Net assets, end of year           $       -          $ 972,843          $ 828,119

Investment income ratio(1)             0.00%              0.00%              0.00%
Total return(2)                       23.53%            -37.20%            -46.09%

** Terminated as an investment option and funds transferred to Science & Technology Trust May 2, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                     INVESTMENT QUALITY
                                                         BOND TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             1,375,351             1,740,743             1,673,822
Units issued                           142,991               299,626               311,128
Units redeemed                        (269,779)             (665,018)             (244,207)
                                  ------------          ------------          ------------
Units, end of year                   1,248,563             1,375,351             1,740,743
                                  ============          ============          ============

Unit value, end of year           $      20.10          $      18.73          $      17.04

Net assets, end of year           $ 25,097,289          $ 25,759,942          $ 29,654,435

Investment income ratio(1)                4.96%                 5.17%                 5.89%
Total return(2)                           7.32%                 9.94%                 7.33%

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                      LARGE CAP GROWTH
                                                           TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             1,287,297             1,103,220               786,413
Units issued                           237,012               381,411               379,504
Units redeemed                        (165,590)             (197,334)              (62,697)
                                  ------------          ------------          ------------
Units, end of year                   1,358,719             1,287,297             1,103,220
                                  ============          ============          ============

Unit value, end of year           $      13.24          $      10.56          $      13.69

Net assets, end of year           $ 17,985,631          $ 13,596,687          $ 15,099,204

Investment income ratio(1)                0.25%                 0.31%                 0.00%
Total return(2)                          25.33%               -22.83%               -17.81%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   SUB-ACCOUNT
                                                                 ---------------
                                                                 LARGE CAP VALUE
                                                                      TRUST
                                                                 ---------------
                                                                   PERIOD ENDED
                                                                   DEC. 31/03*
                                                                 ---------------
Units, beginning of year                                                     -
Units issued                                                           108,524
Units redeemed                                                          (9,837)
                                                                   -----------
Units, end of year                                                      98,687
                                                                   ===========

Unit value, end of year                                            $      15.9
Net assets, end of year                                            $ 1,574,632

Investment income ratio(1)                                                0.00%
Total return(2)                                                          27.65%

                                                           SUB-ACCOUNT
                                    ---------------------------------------------------------
                                                     LIFESTYLE AGGRESSIVE
                                                          1000 TRUST
                                    ---------------------------------------------------------
                                    YEAR ENDED             YEAR ENDED             YEAR ENDED
                                    DEC. 31/03             DEC. 31/02             DEC. 31/01
                                    ---------------------------------------------------------
Units, beginning of year                432,720                376,673                284,768
Units issued                            136,427                123,652                117,198
Units redeemed                          (69,005)               (67,605)               (25,293)
                                    -----------            -----------            -----------
Units, end of year                      500,142                432,720                376,673
                                    ===========            ===========            ===========
Unit value, end of year             $     15.08            $     11.18            $     14.10

Net assets, end of year             $ 7,544,107            $ 4,838,074            $ 5,311,159

Investment income ratio(1)                 0.39%                  0.75%                  4.16%
Total return(2)                           34.91%                -20.71%                -13.67%

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         LIFESTYLE BALANCED
                                                             640 TRUST
                                    ------------------------------------------------------------
                                    YEAR ENDED              YEAR ENDED              YEAR ENDED
                                    DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,176,180                 855,914                 577,034
Units issued                             504,076                 440,078                 327,531
Units redeemed                          (163,040)               (119,812)                (48,651)
                                    ------------            ------------            ------------
Units, end of year                     1,517,216               1,176,180                 855,914
                                    ============            ============            ============
Unit value, end of year             $      18.27            $      14.73            $      16.36

Net assets, end of year             $ 27,714,579            $ 17,329,966            $ 14,004,976

Investment income ratio(1)                  2.31%                   3.11%                   5.03%
Total return(2)                            23.98%                  -9.95%                  -4.71%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                       LIFESTYLE CONSERVATIVE
                                                             280 TRUST
                                    ------------------------------------------------------------
                                    YEAR ENDED              YEAR ENDED              YEAR ENDED
                                    DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 100,707                  25,748                  13,131
Units issued                             271,208                  97,842                  30,172
Units redeemed                           (81,501)                (22,883)                (17,555)
                                    ------------            ------------            ------------
Units, end of year                       290,414                 100,707                  25,748
                                    ============            ============            ============
Unit value, end of year             $      19.86            $      17.80            $      17.50

Net assets, end of year             $  5,766,764            $  1,792,639            $    450,589

Investment income ratio(1)                  3.49%                   1.94%                   2.74%
Total return(2)                            11.55%                   1.72%                   3.30%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                          LIFESTYLE GROWTH
                                                             820 TRUST
                                    ------------------------------------------------------------
                                    YEAR ENDED              YEAR ENDED              YEAR ENDED
                                    DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,909,803               1,669,794               1,393,678
Units issued                             572,430                 477,469                 470,866
Units redeemed                          (242,300)               (237,460)               (194,750)
                                    ------------            ------------            ------------
Units, end of year                     2,239,933               1,909,803               1,669,794
                                    ============            ============            ============
Unit value, end of year             $      16.95            $      13.08            $      15.55

Net assets, end of year             $ 37,967,569            $ 24,987,853            $ 25,961,272

Investment income ratio(1)                  1.16%                   2.12%                   5.16%
Total return(2)                            29.56%                 -15.85%                  -8.97%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         LIFESTYLE MODERATE
                                                             460 TRUST
                                    ------------------------------------------------------------
                                    YEAR ENDED              YEAR ENDED              YEAR ENDED
                                    DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 209,139                 142,884                  93,014
Units issued                             153,027                 105,261                  67,095
Units redeemed                           (60,155)                (39,006)                (17,225)
                                    ------------            ------------            ------------
Units, end of year                       302,011                 209,139                 142,884
                                    ============            ============            ============
Unit value, end of year             $      19.13            $      16.23            $      16.92

Net assets, end of year             $  5,776,547            $  3,395,023            $  2,416,964

Investment income ratio(1)                  2.74%                   3.34%                   5.55%
Total return(2)                            17.83%                  -4.04%                  -1.09%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)


                                   SUB-ACCOUNT
                                   ------------
                                   MID CAP CORE
                                      TRUST
                                   ------------
                                   PERIOD ENDED
                                   DEC. 31/03**
                                   ------------
Units, beginning of year                    -
Units issued                           14,014
Units redeemed                           (297)
                                    ---------
Units, end of year                     13,717
                                    =========
Unit value, end of year             $   15.32

Net assets, end of year             $ 210,142

Investment income ratio(1)               0.00%
Total return(2)                         22.56%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           MID CAP GROWTH
                                                               TRUST
                                    ------------------------------------------------------------
                                    PERIOD ENDED             YEAR ENDED             PERIOD ENDED
                                     MAY 2/03#               DEC. 31/02             DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                 151,604                  52,743                       -
Units issued                             165,569                 511,666                  55,162
Units redeemed                          (317,173)               (412,805)                 (2,419)
                                    ------------            ------------            ------------
Units, end of year                             -                 151,604                  52,743
                                    ============            ============            ============
Unit value, end of year             $          -            $       7.29            $      10.47

Net assets, end of year             $          -            $  1,105,190            $    552,215

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                             8.64%                 -30.37%                 -16.24%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

# Terminated as an investment option and funds transferred to Dynamic Growth Trust May 2, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                        MID CAP INDEX TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 239,658                 189,985                  41,116
Units issued                             218,923                 194,530                 262,747
Units redeemed                           (71,377)               (144,857)               (113,878)
                                    ------------            ------------            ------------
Units, end of year                       387,204                 239,658                 189,985
                                    ============            ============            ============
Unit value, end of year             $      15.02            $      11.17            $      13.16

Net assets, end of year             $  5,817,582            $  2,675,839            $  2,500,541

Investment income ratio(1)                  0.00%                   0.52%                   1.48%
Total return(2)                            34.56%                 -15.16%                  -1.73%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                               MID CAP
                                                         OPPORTUNITIES TRUST
                                    ------------------------------------------------------------
                                    PERIOD ENDED             YEAR ENDED             PERIOD ENDED
                                     MAY 2/03#               DEC. 31/02             DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                 108,892                  55,599                       -
Units issued                              71,895                 107,086                  56,241
Units redeemed                          (180,787)                (53,793)                   (642)
                                    ------------            ------------            ------------
Units, end of year                             -                 108,892                  55,599
                                    ============            ============            ============
Unit value, end of year             $          -            $       7.39            $      10.59

Net assets, end of year             $          -            $    804,712            $    588,792

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                             7.04%                 -30.22%                 -15.28%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

# Terminated as an investment option and funds transferred to Dynamic Growth Trust May 2, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            MID CAP STOCK
                                                                TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 325,090                 330,092                 144,085
Units issued                             452,345                 149,531                 235,745
Units redeemed                          (237,024)               (154,533)                (49,738)
                                    ------------            ------------            ------------
Units, end of year                       540,411                 325,090                 330,092
                                    ============            ============            ============
Unit value, end of year             $      11.87            $       8.34            $      10.77

Net assets, end of year             $  6,414,678            $  2,711,254            $  3,555,087

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                            42.33%                 -22.56%                 -10.99%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            MID CAP VALUE
                                                                TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02             DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                 545,462                 130,318                       -
Units issued                             261,583                 431,980                 136,994
Units redeemed                          (138,091)                (16,836)                 (6,676)
                                    ------------            ------------            ------------
Units, end of year                       668,954                 545,462                 130,318
                                    ============            ============            ============
Unit value, end of year             $      14.75            $      11.77            $      13.09

Net assets, end of year             $  9,867,204            $  6,418,204            $  1,705,795

Investment income ratio(1)                  0.38%                   0.00%                   0.51%
Total return(2)                            25.36%                 -10.11%                   4.72%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         MONEY MARKET TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               4,876,540               3,996,981               3,151,211
Units issued                          15,281,567              12,150,943               5,667,267
Units redeemed                       (15,789,956)            (11,271,384)             (4,821,497)
                                    ------------            ------------            ------------
Units, end of year                     4,368,151               4,876,540               3,996,981
                                    ============            ============            ============
Unit value, end of year             $      21.38            $      21.25            $      21.01

Net assets, end of year             $ 93,383,242            $103,649,118            $ 83,955,822

Investment income ratio(1)                  0.59%                   1.18%                   3.59%
Total return(2)                             0.59%                   1.18%                   3.59%

                                   SUB-ACCOUNT
                                -----------------
                                NATURAL RESOURCES
                                      TRUST
                                -----------------
                                   PERIOD ENDED
                                   DEC. 31/03*
                                -----------------
Units, beginning of year                    -
Units issued                           63,737
Units redeemed                           (800)
                                   ----------
Units, end of year                     62,937
                                   ==========
Unit value, end of year            $    18.00

Net assets, end of year            $1,132,857

Investment income ratio(1)               0.00%
Total return(2)                         44.00%

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           OVERSEAS TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 542,148                 519,934                 449,483
Units issued                           7,188,922               5,355,025               1,937,878
Units redeemed                        (7,109,930)             (5,332,811)             (1,867,427)
                                    ------------            ------------            ------------
Units, end of year                       621,140                 542,148                 519,934
                                    ============            ============            ============
Unit value, end of year             $      13.74            $       9.55            $      12.16

Net assets, end of year             $  8,532,885            $  5,178,003            $  6,321,622

Investment income ratio(1)                  0.39%                   0.59%                   0.26%
Total return(2)                            43.84%                 -21.44%                 -21.10%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         PACIFIC RIM EMERGING
                                                            MARKETS TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 959,821               1,041,091               1,031,699
Units issued                           2,687,834                 858,327               1,086,628
Units redeemed                        (2,762,125)               (939,597)             (1,077,236)
                                    ------------            ------------            ------------
Units, end of year                       885,530                 959,821               1,041,091
                                    ============            ============            ============
Unit value, end of year             $       8.98            $       6.38            $       7.30

Net assets, end of year             $  7,954,829            $  6,127,376            $  7,600,304

Investment income ratio(1)                  0.15%                   0.13%                   0.40%
Total return(2)                            40.72%                 -12.53%                 -18.58%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                   SUB-ACCOUNT
                                  -------------
                                   QUANTITATIVE
                                  ALL CAP TRUST
                                  -------------
                                   PERIOD ENDED
                                    DEC. 31/03*
                                  -------------
Units, beginning of year                    -
Units issued                            2,861
Units redeemed                            (30)
                                    ---------
Units, end of year                      2,831
                                    =========
Unit value, end of year             $   15.56

Net assets, end of year             $  44,046

Investment income ratio(1)               0.35%
Total return(2)                         24.49%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            QUANTITATIVE
                                                            EQUITY TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,076,018               1,203,842               1,178,769
Units issued                              55,413                  75,211                 165,360
Units redeemed                          (152,059)               (203,035)               (140,287)
                                    ------------            ------------            ------------
Units, end of year                       979,372               1,076,018               1,203,842
                                    ============            ============            ============
Unit value, end of year             $      38.81            $      31.41            $      43.49

Net assets, end of year             $ 38,007,942            $ 33,798,849            $ 52,356,792

Investment income ratio(1)                  0.66%                   0.30%                   0.29%
Total return(2)                            23.55%                 -27.78%                 -22.95%

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                          QUANTITATIVE MID
                                                             CAP TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                  52,149                  22,937                       -
Units issued                              25,283                  34,935                  23,080
Units redeemed                           (16,914)                 (5,723)                   (143)
                                    ------------            ------------            ------------
Units, end of year                        60,518                  52,149                  22,937
                                    ============            ============            ============
Unit value, end of year             $      10.93            $       7.89            $      10.20

Net assets, end of year             $    661,466            $    411,458            $    233,954

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                            38.53%                 -22.65%                 -18.40%

                                                            SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            REAL ESTATE
                                                          SECURITIES TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 629,691                 603,342                 616,941
Units issued                              63,441                 113,707                  90,154
Units redeemed                           (67,999)                (87,358)               (103,753)
                                    ------------            ------------            ------------
Units, end of year                       625,133                 629,691                 603,342
                                    ============            ============            ============
Unit value, end of year             $      56.08            $      40.30            $      39.28

Net assets, end of year             $ 35,054,800            $ 25,376,534            $ 23,701,906

Investment income ratio(1)                  2.67%                   3.24%                   3.26%
Total return(2)                            39.15%                   2.58%                   3.15%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                   SUB-ACCOUNT
                                   ------------
                                   REAL RETURN
                                    BOND TRUST
                                   ------------
                                   PERIOD ENDED
                                    DEC. 31/03*
                                   ------------
Units, beginning of year                    -
Units issued                          105,327
Units redeemed                         (4,298)
                                   ----------
Units, end of year                    101,029
                                   ==========
Unit value, end of year            $    13.11

Net assets, end of year            $1,324,485

Investment income ratio(1)               0.00%
Total return(2)                          4.88%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                     SCIENCE & TECHNOLOGY TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,372,512               1,388,634               1,104,943
Units issued                           1,070,042                 800,355                 649,523
Units redeemed                          (868,315)               (816,477)               (365,832)
                                    ------------            ------------            ------------
Units, end of year                     1,574,239               1,372,512               1,388,634
                                    ============            ============            ============
Unit value, end of year             $      13.88            $       9.23            $      15.58

Net assets, end of year             $ 21,846,463            $ 12,664,658            $ 21,631,041

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                            50.40%                 -40.76%                 -41.25%

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         SELECT GROWTH TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02             DEC. 31/01**
                                    ------------------------------------------------------------
Units, beginning of year                  23,444                   2,599                       -
Units issued                              38,515                  22,265                   2,620
Units redeemed                           (13,549)                 (1,420)                    (21)
                                    ------------            ------------            ------------
Units, end of year                        48,410                  23,444                   2,599
                                    ============            ============            ============
Unit value, end of year             $      10.36            $       8.24            $      11.88

Net assets, end of year             $    501,653            $    193,187            $     30,872

Investment income ratio(1)                  0.03%                   0.00%                   0.00%
Total return(2)                            25.75%                 -30.64%                  -4.96%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           SMALL CAP INDEX
                                                                TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 264,595                 202,574                  13,291
Units issued                             233,983                 220,310                 358,369
Units redeemed                          (172,717)               (158,289)               (169,086)
                                    ------------            ------------            ------------
Units, end of year                       325,861                 264,595                 202,574
                                    ============            ============            ============
Unit value, end of year             $      13.60            $       9.33            $      11.88

Net assets, end of year             $  4,431,369            $  2,468,125            $  2,406,173

Investment income ratio(1)                  0.00%                   0.93%                   3.86%
Total return(2)                            45.79%                 -21.47%                   1.41%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                   SUB-ACCOUNT
                                -------------------
                                    SMALL CAP
                                OPPORTUNITIES TRUST
                                -------------------
                                   PERIOD ENDED
                                    DEC. 31/03*
                                -------------------
Units, beginning of year                    -
Units issued                           21,289
Units redeemed                         (4,981)
                                    ---------
Units, end of year                     16,308
                                    =========
Unit value, end of year             $   17.50

Net assets, end of year             $ 285,388

Investment income ratio(1)               0.00%
Total return(2)                         40.00%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            SMALL COMPANY
                                                             BLEND TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 373,517                 316,717                 139,069
Units issued                             202,147                 234,870                 297,117
Units redeemed                          (116,301)               (178,070)               (119,469)
                                    ------------            ------------            ------------
Units, end of year                       459,363                 373,517                 316,717
                                    ============            ============            ============
Unit value, end of year             $      13.11            $       9.38            $      12.60

Net assets, end of year             $  6,021,024            $  3,504,368            $  3,990,916

Investment income ratio(1)                  0.00%                   0.20%                   0.00%
Total return(2)                            39.71%                 -25.55%                  -2.30%

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            SMALL COMPANY
                                                             VALUE TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,002,491                 565,676                 319,683
Units issued                             453,829                 599,988                 427,805
Units redeemed                          (306,159)               (163,173)               (181,812)
                                    ------------            ------------            ------------
Units, end of year                     1,150,161               1,002,491                 565,676
                                    ============            ============            ============
Unit value, end of year             $      13.07            $       9.78            $      10.40

Net assets, end of year             $ 15,034,590            $  9,803,823            $  5,880,631

Investment income ratio(1)                  0.39%                   0.27%                   0.17%
Total return(2)                            33.67%                  -5.93%                   6.54%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         SMALL-MID CAP TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02             DEC. 31/01**
                                    ------------------------------------------------------------
Units, beginning of year                   9,571                   1,906                       -
Units issued                              24,294                   8,702                   1,929
Units redeemed                            (9,785)                 (1,037)                    (23)
                                    ------------            ------------            ------------
Units, end of year                        24,080                   9,571                   1,906
                                    ============            ============            ============
Unit value, end of year             $      12.13            $       9.85            $      11.95

Net assets, end of year             $    292,105            $     94,277            $     22,773

Investment income ratio(1)                  0.00%                   0.00%                   0.01%
Total return(2)                            23.15%                 -17.57%                  -4.40%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            SMALL-MID CAP
                                                            GROWTH TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02             DEC. 31/01**
                                    ------------------------------------------------------------
Units, beginning of year                  12,700                     612                       -
Units issued                              10,505                  12,845                     612
Units redeemed                            (2,504)                   (757)                      -
                                    ------------            ------------            ------------
Units, end of year                        20,701                  12,700                     612
                                    ============            ============            ============
Unit value, end of year             $      10.07            $       7.31            $      11.13

Net assets, end of year             $    208,462            $     92,840            $      6,810

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                            37.76%                 -34.32%                 -10.96%

                                   SUB-ACCOUNT
                                  -------------
                                  SPECIAL VALUE
                                      TRUST
                                  -------------
                                   PERIOD ENDED
                                  DEC. 31/03***
                                  -------------
Units, beginning of year                    -
Units issued                           44,876
Units redeemed                         (2,825)
                                    ---------
Units, end of year                     42,051
                                    =========
Unit value, end of year             $   15.82

Net assets, end of year             $ 665,250

Investment income ratio(1)               0.00%
Total return(2)                         26.56%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

*** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                        STRATEGIC BOND TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 391,405                 366,019                 326,940
Units issued                             181,832                 120,547                  95,095
Units redeemed                          (118,367)                (95,161)                (56,016)
                                    ------------            ------------            ------------
Units, end of year                       454,870                 391,405                 366,019
                                    ============            ============            ============
Unit value, end of year             $      19.84            $      17.54            $      16.09

Net assets, end of year             $  9,023,050            $  6,863,987            $  5,890,786

Investment income ratio(1)                  4.76%                   6.76%                   7.24%
Total return(2)                            13.11%                   8.96%                   6.25%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                        STRATEGIC GROWTH TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02             DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                 148,582                  58,133                       -
Units issued                             190,203                 128,784                  61,361
Units redeemed                           (37,625)                (38,335)                 (3,228)
                                    ------------            ------------            ------------
Units, end of year                       301,160                 148,582                  58,133
                                    ============            ============            ============
Unit value, end of year             $      10.06            $       7.93            $      11.02

Net assets, end of year             $  3,029,672            $  1,178,257            $    640,623

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                            26.86%                 -28.04%                 -11.84%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                       STRATEGIC OPPORTUNITIES
                                                                TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               2,124,457               2,079,350               1,908,650
Units issued                             207,014                 304,431                 355,083
Units redeemed                          (265,033)               (259,324)               (184,383)
                                    ------------            ------------            ------------
Units, end of year                     2,066,438               2,124,457               2,079,350
                                    ============            ============            ============
Unit value, end of year             $      11.59            $       9.21            $      15.03

Net assets, end of year             $ 23,938,705            $ 19,557,281            $ 31,259,873

Investment income ratio(1)                  0.00%                   0.00%                   0.49%
Total return(2)                            25.85%                 -38.77%                 -15.25%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                        STRATEGIC VALUE TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                  64,422                  33,938                       -
Units issued                              29,509                  33,649                  35,424
Units redeemed                            (8,376)                 (3,165)                 (1,486)
                                    ------------            ------------            ------------
Units, end of year                        85,555                  64,422                  33,938
                                    ============            ============            ============
Unit value, end of year             $      10.03            $       7.79            $      10.70

Net assets, end of year             $    858,268            $    501,850            $    363,137

Investment income ratio(1)                  0.02%                   0.00%                   0.00%
Total return(2)                            28.77%                 -27.20%                 -14.40%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                      TELECOMMUNICATIONS TRUST
                                    ------------------------------------------------------------
                                    PERIOD ENDED             YEAR ENDED             PERIOD ENDED
                                    MAY 2/03****             DEC. 31/02             DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                  60,465                   8,021                       -
Units issued                              20,272                  73,011                   8,182
Units redeemed                           (80,737)                (20,567)                   (161)
                                    ------------            ------------            ------------
Units, end of year                             -                  60,465                   8,021
                                    ============            ============            ============
Unit value, end of year             $          -            $       4.15            $       7.93

Net assets, end of year             $          -            $    250,928            $     63,603

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                             7.95%                 -47.67%                 -36.56%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         TOTAL RETURN TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 804,407                 486,338                 172,081
Units issued                             401,469                 462,281                 496,504
Units redeemed                          (154,452)               (144,212)               (182,247)
                                    ------------            ------------            ------------
Units, end of year                     1,051,424                 804,407                 486,338
                                    ============            ============            ============
Unit value, end of year             $      17.08            $      16.27            $      14.86

Net assets, end of year             $ 17,963,495            $ 13,086,755            $  7,224,802

Investment income ratio(1)                  2.61%                   2.43%                   3.28%
Total return(2)                             5.01%                   9.52%                   8.28%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

**** Terminated as an investment option and funds transferred to Science & Technology Trust May 5, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         TOTAL STOCK MARKET
                                                             INDEX TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 255,300                 227,808                  26,131
Units issued                             153,399                 134,963                 331,423
Units redeemed                           (17,538)               (107,471)               (129,746)
                                    ------------            ------------            ------------
Units, end of year                       391,161                 255,300                 227,808
                                    ============            ============            ============
Unit value, end of year             $      10.24            $       7.84            $       9.96

Net assets, end of year             $  4,003,691            $  2,001,779            $  2,269,349

Investment income ratio(1)                  0.00%                   0.93%                   1.43%
Total return(2)                            30.55%                 -21.29%                 -11.41%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           U.S. GOVERNMENT
                                                           SECURITIES TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,299,367                 602,920                 404,853
Units issued                             295,436                 831,572                 340,309
Units redeemed                          (353,924)               (135,125)               (142,242)
                                    ------------            ------------            ------------
Units, end of year                     1,240,879               1,299,367                 602,920
                                    ============            ============            ============
Unit value, end of year             $      15.53            $      15.27            $      14.14

Net assets, end of year             $ 19,272,188            $ 19,836,614            $  8,523,508

Investment income ratio(1)                  3.30%                   2.84%                   5.13%
Total return(2)                             1.73%                   7.99%                   7.03%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           U.S. LARGE CAP
                                                               TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,128,167                 881,525                 571,773
Units issued                             228,970                 430,793                 364,179
Units redeemed                          (157,216)               (184,151)                (54,427)
                                    ------------            ------------            ------------
Units, end of year                     1,199,921               1,128,167                 881,525
                                    ============            ============            ============
Unit value, end of year             $      13.19            $       9.62            $      12.86

Net assets, end of year             $ 15,824,781            $ 10,855,368            $ 11,337,798

Investment income ratio(1)                  0.40%                   0.29%                   0.34%
Total return(2)                            37.06%                 -25.18%                  -2.55%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           UTILITIES TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02             DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                  59,608                   9,963                       -
Units issued                             232,158                  69,015                  10,675
Units redeemed                          (205,671)                (19,370)                   (712)
                                    ------------            ------------            ------------
Units, end of year                        86,095                  59,608                   9,963
                                    ============            ============            ============
Unit value, end of year             $       9.61            $       7.15            $       9.35

Net assets, end of year             $    827,660            $    425,957            $     93,121

Investment income ratio(1)                  0.97%                   0.00%                   0.76%
Total return(2)                            34.54%                 -23.55%                 -25.22%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                             VALUE TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 901,064                 812,349                 529,481
Units issued                             172,244                 241,640                 458,658
Units redeemed                          (145,573)               (152,925)               (175,790)
                                    ------------            ------------            ------------
Units, end of year                       927,735                 901,064                 812,349
                                    ============            ============            ============
Unit value, end of year             $      19.06            $      13.73            $      17.79

Net assets, end of year             $ 17,679,245            $ 12,374,748            $ 14,453,761

Investment income ratio(1)                  1.19%                   0.78%                   0.61%
Total return(2)                            38.76%                 -22.80%                   3.42%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           500 INDEX TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,830,318               1,363,591                 473,346
Units issued                           1,354,207                 939,940               1,050,477
Units redeemed                          (460,741)               (473,213)               (160,232)
                                    ------------            ------------            ------------
Units, end of year                     2,723,784               1,830,318               1,363,591
                                    ============            ============            ============
Unit value, end of year             $       9.82            $       7.67            $       9.91

Net assets, end of year             $ 26,754,612            $ 14,045,123            $ 13,506,774

Investment income ratio(1)                  0.82%                   0.00%                   1.26%
Total return(2)                            28.00%                 -22.53%                 -12.37%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

   (1) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

   (2) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

These underwriting and distribution services had been performed by ManEquity, Inc. before it was merged into Manulife Financial Securities LLC on January 1, 2002. ManEquity, Inc. was also an indirect wholly owned subsidiary of MFC.

The Company has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                                     PART C
                                OTHER INFORMATION

                                     PART C
                                OTHER INFORMATION

ITEM 27. EXHIBITS

The following exhibits are filed as part of this Registration Statement:

     (a) Resolutions of Board of Directors of The Manufacturers Life Insurance Company (U.S.A.) establishing Separate Account A. Incorporated by reference to Exhibit A(1) to the registration statement on Form S-6, file number 333-70950 filed January 2, 2002 (The January 2, 2002 Amendment")

     (b)          Not Applicable

     (c)(1) Form of Distribution Agreement. Incorporated by reference to Exhibit A(3)(a)(i), (ii) and (iii) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998 (the "SVUL Registration Statement").

     (c)(2) Form of broker-dealer agreement - Incorporated by reference to Exhibit A(3)(b)(i), to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001

     (d)(1) Form of Specimen Flexible Premium Variable Life Insurance Policy -- Incorporated by reference to Exhibit A(5)(a) to pre-effective amendment no. 1 this registration statement on Form S-6 filed on June 25, 2002.

     (e) Form of Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to post effective amendment no. 9 to the registration statement on Form S-6, file number 33-52310, filed December 23, 1996.

      (f)(1) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement filed July 20, 2000 (File No. 333-41814) (the "Initial Registration Statement")

     (f)(2) By-Laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the Initial Registration Statement.

     (g)(1) Form of Assumption Reinsurance Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit A(10)(c) to the ManUSA Initial Registration Statement.

     (g)(2) Form of Assumption Reinsurance or Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit A(9)(a) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001 ("the ManUSA Initial Registration Statement")

     (h)          Not Applicable

     (i)(1) Form of Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit A(8)(a)(i),(ii), (iii), (iv), (v) and (vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     (i)(2) Form of Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.

     (i)(3) Form of Service Agreement. Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     (i)(ii) Form of Amendment to Service Agreement. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     (j) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit (6) to pre-effective amendment no. 1 to this registration statement on Form S-6, filed June 25, 2002.

     (k) Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company (U.S.A.) -- Incorporated by reference to Exhibit 2 (a) to pre-effective amendment to this registration statement on Form S-6 filed June 25, 2002.

     (l)          Actuarial Opinion - FILED HEREWITH

     (m)          Calculations for Illustrations - FILED HEREWITH

     (n)          Consent of Ernst & Young LLP - FILED HEREWITH

     (o)          Not Applicable

     (p)          Not Applicable

     (q)          Not Applicable

POWERS OF ATTORNEY

         (i)      (Felix Chee, Robert A. Cook, John DesPrez III, Geoffrey Guy,
                    James O'Malley, Joseph J. Pietroski, Rex Schaybaugh) incorporated by reference to exhibit 7(i) to initial registration statement on Form S-6, file number 333-41814 filed July 20, 2000 on behalf of The Manufacturers Life Insurance Company (U.S.A.)

         (ii)     Powers of Attorney (John Ostler) - Incorporated by reference to Exhibit 7(ii) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001.

         (iii)    Powers of Attorney (Jim Boyle, John Lyon) - Incorporated by
                    reference to Exhibit 7(iii) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001.

         (iii)    Power of Attorney (Steve Mannik) - Incorporated by reference to Exhibit 7(iv) to post-effective amendment no. 1 to the registration statement on Form S-6, file number 333-70950 filed March 1, 2002.

         (iv)     Power of Attorney (Alison Alden) - FILED HEREWITH

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

OFFICERS AND DIRECTORS OF THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

  Name and Principal
   Business Address                               Position with Depositor
   ----------------                               -----------------------
John D. DesPrez III*           Director and Chairman of the Board of Directors, President
Alison Alden*                  Executive Vice President, Human Resources & Communications, Director
James Boyle*                   President, Individual Wealth Management, Director
Robert A. Cook*                President, U.S. Insurance; Director
Peter Copestake*               Vice President, Finance
James D. Gallagher*            Executive Vice President, Secretary and General Counsel
Donald Guloien**               Executive Vice President and Chief Investment Officer
John Lyon**                    Vice President and Chief Financial Officer, Investments;Director
Steven Mannik**                President, Reinsurance, Director
James O'Malley**               President, U.S. Group Pension; Director
Rex Schlaybaugh, Jr.**         Director
John Ostler**                  Executive Vice President and Chief Financial Officer
Warren Thomson**               Senior Vice President, Investments
Denis Turner**                 Senior Vice President and Treasurer

*Principal business office is 73 Tremont Street, Boston, MA  02108

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2003

                                                                                       LEGAL        % OF       JURISDICTION OF
AFFILIATE                                                                               ID         EQUITY       INCORPORATION
------------------------------------------------------------------------------------------------------------------------------
MANULIFE FINANCIAL CORPORATION                                                            2         100            CANADA
  Jupiter Merger Corporation                                                            209         100            Delaware
  The Manufacturers Life Insurance Company                                                1         100            Canada
     Manulife Bank of Canada                                                             58         100            Canada
     Manulife Financial Services Inc.                                                   199         100            Canada
     Manulife Securities International Ltd.                                              79         100            Canada
     Enterprise Capital Management Inc.                                                              20            Ontario
     Cantay Holdings Inc.                                                                51         100            Ontario
     FNA Financial Inc.                                                                 115         100            Canada
       Elliot & Page Limited                                                            116         100            Ontario
     NAL Resources Limited                                                              117         100            Alberta
     3550435 Canada Inc.                                                                107         100            Canada
       MFC Insurance Company Limited                                                    106         100            Canada
       FCM Holdings Inc.                                                                104         100            Philippines
     Manulife Canada Ltd.                                                               157         100            Canada
     1293319 Ontario Inc.                                                               170         100            Ontario
     3426505 Canada Inc.                                                                161         100            Canada
     Canaccord Holdings Ltd.                                                                         12.82    British Columbia
     Manulife International Capital Corporation Limited                                 135         100            Ontario
       Golf Town Canada Inc.                                                                         43.43         Canada

                                                                                       LEGAL        % OF       JURISDICTION OF
AFFILIATE                                                                               ID         EQUITY       INCORPORATION
------------------------------------------------------------------------------------------------------------------------------
       Regional Power Inc.                                                              136          80            Canada
                           ADDALAM POWER CORPORATION(1.)                                             50            Philippines
       Avotus Corp.                                                                                  10.36         Canada
     First North American Insurance Company                                             111         100            Canada
     JLOC Holding Company                                                                            30        Cayman Islands
     Opportunity Finance Company                                                                     30        Cayman Islands
     Resolute Energy Inc.                                                                            11.62         Alberta
     Seamark Asset Management Ltd.                                                      118          35.01         Canada
     NAL Resources Management Limited                                                   120         100            Canada
       1050906 Alberta Ltd.                                                             127         100            Alberta
     PK Liquidating Company II, LLC                                                                  18            Delaware
     PK Liquidating Company I, LLC                                                                   18.66         Delaware
     Micro Optics Design Corporation                                                                 17.69         Nevada
     Innova LifeSciences Corporation                                                                 15.6          Ontario
     2015401 Ontario Inc.                                                               140         100            Ontario
     2015500 Ontario Inc.                                                               154         100            Ontario
     MFC Global Investment Management (U.S.A.) Limited                                  156         100            Canada
     Cavalier Cable, Inc.(2)                                                                         78            Delaware
     2024385 Ontario Inc.                                                               153         100            Ontario
     NALC Holdings Inc.(3)                                                              103          50            Ontario
     Manulife Holdings (Alberta) Limited                                                201         100            Alberta
       Manulife Holdings (Delaware) LLC                                                 205         100            Delaware
         The Manufacturers Investment Corporation                                        87         100            Michigan
           Manulife Reinsurance Limited                                                  67         100            Bermuda
             Manulife Reinsurance (Bermuda) Limited                                     203         100            Bermuda
           The Manufacturers Life Insurance Company (U.S.A.)                             19         100            Michigan
             ManuLife Service Corporation                                                 7         100            Colorado
             Manulife Financial Securities LLC                                            5         100            Delaware
             Manufacturers Securities Services, LLC(4.)                                  97          60            Delaware
             The Manufacturers Life Insurance Company of New York                        94         100            New York
             The Manufacturers Life Insurance Company of America                         17         100            Michigan
             Aegis Analytic Corporation                                                              15.41         Delaware
             Manulife Property Management of Washington, D.C., Inc.                                 100            Wash., D.C.
             ESLS Investment Limited, LLC                                                            25            Ohio
             Polymerix Corporation                                                                   11.4          Delaware
             Ennal, Inc.                                                                124         100            Delaware
             Avon Long Term Care Leaders LLC                                            158         100            Delaware
             TissueInformatics Inc.                                                                  14.71         Delaware
             Ironside Venture Partners I LLC                                            196         100            Delaware
                NewRiver Investor Communications Inc.                                                11.29         Delaware
             Ironside Venture Partners II LLC                                           197         100            Delaware
             Flex Holding, LLC                                                                       27.7          Delaware
                Flex Leasing I, LLC                                                                  99.99         Delaware
             Manulife Leasing Co., LLC                                                  150          80            Delaware
             Dover Leasing Investments, LLC                                                          99            Delaware
             MCC Asset Management, Inc.                                                 186         100            Delaware
     MFC Global Fund Management (Europe) Limited                                         64         100            England
       MFC Global Investment Management (Europe) Limited                                            100            England
     WT (SW) Properties Ltd.                                                             82         100            England
     Manulife Europe Ruckversicherungs-Aktiengesellschaft                               138         100            Germany
     Manulife International Holdings Limited                                            152         100            Bermuda
       Manulife Provident Funds Trust Company Limited                                   163         100            Hong Kong
       Manulife Asset Management (Asia) Limited                                          78         100            Barbados
         P.T. Manulife Aset Manajemen Indonesia                                         141          85            Indonesia

                                                                                       LEGAL        % OF       JURISDICTION OF
AFFILIATE                                                                               ID         EQUITY       INCORPORATION
------------------------------------------------------------------------------------------------------------------------------
         Manulife Asset Management (Hong Kong) Limited                                              100            Hong Kong
       Manulife (International) Limited                                                  28         100            Bermuda
         Manulife-Sinochem Life Insurance Co. Ltd.                                       43          51            China
         The Manufacturers (Pacific Asia) Insurance Company Limited                      61         100            Hong Kong
                           MANULIFE CONSULTANTS LIMITED                                             100            Hong Kong
                           MANULIFE FINANCIAL SHAREHOLDINGS LIMITED                                 100            Hong Kong
         Manulife Financial Management Limited                                                      100            Hong Kong
         Manulife Financial Group Limited                                                           100            Hong Kong
         Manulife Financial Investment Limited                                                      100            Hong Kong
     Manulife (Vietnam) Limited                                                         188         100            Vietnam
     The Manufacturers Life Insurance Co. (Phils.), Inc.                                164         100            Philippines
       FCM Plans, Inc.                                                                  155         100            Philippines
       Manulife Financial Plans, Inc.                                                   187         100            Philippines
     P.T. Asuransi Jiwa Manulife Indonesia                                               42          71            Indonesia
       P.T. Buanadaya Sarana Informatika                                                            100            Indonesia
                  P.T. ASURANSI JIWA ARTA MANDIRI PRIMA                                  75         100            Indonesia
                  P.T. ZURICH LIFE INSURANCE COMPANY                                                100            Indonesia
                  P.T. ING LIFE INSURANCE INDONESIA                                                 100            Indonesia
     Manulife (Singapore) Pte. Ltd.                                                      14         100            Singapore
     Manulife Holdings (Bermuda) Limited                                                147         100            Bermuda
         Manulife Management Services Ltd.                                              191         100            Barbados
         Manufacturers P&C Limited                                                       36         100            Barbados
                           MANUFACTURERS LIFE REINSURANCE LIMITED                        49         100            Barbados
     Manulife European Holdings 2003 (Alberta) Limited                                  202         100            Alberta
       Manulife European Investments (Alberta) Limited                                  204         100            Alberta
         Manulife Hungary Holdings Limited(5.)                                          149          99            Hungary
     MLI Resources Inc.                                                                 193         100            Alberta
       Manulife Life Insurance Company(6)                                               180          35            Japan
       Manulife Century Investments (Bermuda) Limited                                   172         100            Bermuda
         Manulife Century Investments (Luxembourg) S.A.                                 173         100            Luxembourg
           Manulife Century Investments (Netherlands) B.V.                              174         100            Netherlands
             Daihyaku Manulife Holdings (Bermuda) Limited                               175         100            Bermuda
             Manulife Century Holdings (Netherlands) B.V.                               195         100            Netherlands
                Kyoritsu Confirm Co., Ltd.(7)                                           179          90.9          Japan
                Manulife Premium Collection Co., Ltd.(8)                                178          57            Japan
                Y.K. Manulife Properties Japan                                          142         100            Japan
     Manulife Holdings (Hong Kong) Limited                                               15         100            Hong Kong
     Manulife (Malaysia) SDN.BHD.                                                        74         100            Malaysia
     Manulife Financial Systems (Hong Kong) Limited                                      53         100            Hong Kong
     Manulife Data Services Inc.                                                         81         100            Barbados

(1.)   Inactive subsidiaries are noted in italics.

(2) 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).

(3)    50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.

(4.) 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.

(5.)   1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.

(6) 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.

(7) 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance Company.

(8) 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

ITEM 30. INDEMNIFICATION

Article XII of the Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv) a transaction from which the director derived an improper personal benefit; or

v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this
Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITER

      a. Set forth below is information concerning other investment companies for which Manulife Financial Securities, LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

   Name of Investment Company             Capacity in which acting
   --------------------------             ------------------------
The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account A

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account H

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account I

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account L

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account M

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account N

The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account A

The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account B

      b. The Manufacturers Life Insurance Company (U.S.A.) is the sole member of Manulife Financial Securities LLC (MFS LLC) and the following officers of The Manufacturers Life Insurance Company (U.S.A.) have power to act on behalf of Manulife Financial Securities, LLC: John DesPrez* (Chairman and President), John Ostler** (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President , Secretary and General Counsel) The board of managers of MFS LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of MFS LLC.

*Principal business office is 73 Tremont Street, Boston, MA 02108

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***Principal business office is 680 Washington Blvd, Stamford, CT 06901


      c. None.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 73 Tremont Street, Boston, MA 02108 and 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

ITEM 33. MANAGEMENT SERVICES

None

ITEM 34.  FEE REPRESENTATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

         The Manufacturers Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 29th day of April, 2004.


THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT A
(Registrant)

By: THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)

By: /s/ John D. DesPrez III
    ----------------------------
     John D. DesPrez III
     President

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ John D. DesPrez III
    ----------------------------
    John D. DesPrez III
    President

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on this 29th day of April, 2004.


        Signature                                                 Title
        ---------                                                 -----
/s/ John D. DesPrez III                                Chairman and President
------------------------------                         (Principal Executive Officer)
John D. DesPrez  III

*                                                      Executive Vice President and
------------------------------                         Chief Financial Officer
John Ostler

*                                                      Director
------------------------------
James Boyle

*                                                      Director
------------------------------
Robert A. Cook

*                                                      Director
------------------------------
Geoffrey Guy

*                                                      Director
------------------------------
John Lyon

*                                                      Director
------------------------------
Steven Mannik

*                                                      Director
------------------------------
James O'Malley

*                                                      Director
------------------------------
Rex Schlaybaugh, Jr.

*                                                      Director
------------------------------
Alison Alden.

*/s/ James D. Gallagher
------------------------------
JAMES D. GALLAGHER
Pursuant to Power of Attorney

                                 EXHIBIT INDEX

         (l)      Actuarial Opinion

         (m)      Calculations for Illustrations


         (n)      Consent of Ernst & Young LLP



    (iv) Power of Attorney - Alison Alden